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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2005

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2005

Classes A, B, C, M, O and R

Fixed Income Funds
▪	ING GNMA Income Fund
▪	ING High Yield Bond Fund
▪	ING Intermediate Bond Fund
▪	ING National Tax-Exempt Bond Fund

Money Market Fund
▪	ING Classic Money Market Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	13

Report of Independent Registered Public Accounting Firm	16

Statements of Assets and Liabilities	17

Statements of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	23

Notes to Financial Statements	33

Portfolios of Investments	47

Tax Information	66

Trustee and Officer Information	67

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PRESIDENT’S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•      You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•      In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•      Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy President ING Funds April 25, 2005

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2005

In our semi-annual report we described a tumultuous six months in which longer term bond yields at first soared on strong economic data and then fell back as the economy appeared to stumble, surging oil prices threatened demand and the Federal Open Market Committee (“FOMC”) started to tighten the Federal Funds rate. The tightening would take place at a “measured” pace, interpreted as 0.25% increases at every FOMC meeting for at least a year. By the end of the semi-annual period the returns on investment grade bond and global equities indices were practically zero. High yield bonds had fared better and this was evidence of a decline in risk premiums as investors sought return in a low interest rate environment.

Another aspect of this decline, the curious “curve flattening” trend, which had emerged a few months previously, dominated investment grade U.S. fixed income markets in the second six months. In the last quarter of 2004 short term interest rates drifted up as the FOMC raised the Federal Funds rate twice, while bond yields ignored this and changed little in the face of patchy economic data and continued foreign central bank purchases. Against a backdrop of tame inflation throughout, the flattening took place in October and December when the influential employment reports were weak. In November, the report was strong, but even that, plus the President’s unexpectedly emphatic victory and Federal Reserve Chairman Greenspan’s warning that foreigners might not accumulate bonds at the current pace, barely interrupted the trend. On December 15, the “spread” between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. In the new year interest rate issues became increasingly prominent in the minds of investors in all markets. Commentators continued to be confounded by the flattening of the Treasury yield curve. In early February and again in March, the FOMC raised the Federal Funds rate by the anticipated 0.25% to 2.75%, making seven increases since last June. More increases to come were signaled. Yet the yield on the ten-year Treasury continued to fall through the middle of February, with a disappointing jobs report on February 4 as catalyst. The yield spread over the 90-day Bill narrowed on February 9 to 1.51%, another new low since August of 2001. This can be explained away for a while. But the inexorable rise in short-term rates must, in an economy this strong, ultimately lead to higher long-term rates. Even Chairman Greenspan had to confess bafflement in Congressional testimony, calling the phenomenon a “conundrum”. This was however, enough to unnerve many market participants. Then in March a profit warning from General Motors, one of the world’s biggest corporate debtors, raised the very real prospect of its bonds being reduced to “junk” status. The shock was quickly intensified by inflation threats. Within a few days, the price of a barrel of oil reached a new record, the FOMC’s rate increase was accompanied by the unexpected observation that “pressures on inflation have picked up in recent months” and the Consumer Price Index rose more than expected. All of this was like a cold shower to those investors who had scorned risk in the hunt for yield. By the end of the month the yield spread had snapped higher by 0.3% from the low. For the half-year the yield on 10-year Treasury Notes rose by 0.4% to 4.5%, but the yield on 13-week Treasury Bills jumped 1.1% to 2.7%, reflecting four quarter-point increases by the FOMC. The broader Lehman Aggregate Index(1) rose just 0.47%, with the Treasury component rising by a single basis point and the Corporate section 0.89%. For the whole year the Lehman Brothers Aggregate Index returned 1.15%. High yield bonds suffered as credit spreads expanded in the final few weeks, but the Lehman Brothers High Bond Yield Index(2) still returned 2.9% for the half year and 6.8% for the year.

Investors in the U.S. equities market started the second six months distracted by rising oil prices and bad news affecting individual stocks. But then the market powered ahead, cheered by the retreat in oil prices below $50 per barrel and the clear election result, with these events perceived as business and shareholder friendly. January saw a correction, but by month end encouraging elections in Iraq and an upsurge in merger and acquisition activity had relieved the gloom somewhat. Reassuring fourth quarter corporate earnings figures followed by a better than expected employment report on March 4 propelled the Standard & Poor’s (“S&P”) 500 Index(3) to its best close the next day. But bond yields had already started to rebound, and as inflationary clouds gathered as described above, the sell off from this high to the end of the month was swift. For the six-month period the S&P 500 Index returned 6.9% and for the whole year 6.7%.

Global equities gained 10.7% in the second half of the fiscal year, according to the Morgan Stanley Capital International (“MSCI”) World Index(4) in dollars, including net reinvested dividends, and for the whole year almost the same, 10.6%. In currencies, continuing

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2005

concern over the US’s twin budget and trade deficits caused the dollar to fall sharply against other major currencies in the last quarter of 2004, partly reversed in 2005. For the second six months the euro gained 4.3%, the yen rose 2.7%, and the pound stood 4.3% higher. For the whole year the euro rose 5.3%, the yen fell 2.7% and the pound rose 2.4%.

(1)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government Securities, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(3)  The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI World Index is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of March 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 2.3% of net assets.

Portfolio holdings are subject to change daily.

The ING GNMA Income Fund (the “Fund”) seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (“Ginnie Mae”, “GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Fund is managed by Denis P. Jamison, CFA, ING Investment Management Co. — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

Performance: For the year ended March 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.74% compared to 2.61% for the Lehman Brothers Mortgage-Backed Securities Index(5).

Portfolio Specifics: Mortgages were one of the best performing sectors in a generally lackluster fixed income market over the last year. The Fund has a significant allocation to multi-family mortgages, currently about one-third of total assets. Multi-family loans perform more in line with U.S. Treasury notes than single-family mortgages. Our holdings tend to track the five-year U.S. Treasury note. This sector of the market suffered a major setback as the Federal Reserve began to tighten monetary policy. The five-year note lost 2.2% for the year ended March 31. The Fund’s holdings that track the five-year note also sustained losses and dragged down performance for the year. Fortunately, our multi-family loans provided much higher income than the Treasury security, mitigating our loss.

For the year ended March 31, 2005, our emphasis was on replacing income within the single-family mortgage portfolio. We look to generate total return primarily through interest income rather than price appreciation. As older, higher coupon mortgages refinance, the portfolio’s yield suffers. Despite this trend, we were able to limit the decline in the average single family mortgage coupon to just 10 basis points. On March 31, 2005, our average coupon was 5.85% versus 5.95% a year earlier. The average coupon for the Lehman Mortgage Backed Securities Index is just 5.41%. We are able to maintain a higher coupon by purchasing mortgages with characteristics associated with more stable refinancing activity. Such characteristics include low loan size and geographic origin. The average coupon of these securities exceeds 7%.

Current Strategy and Outlook: We continue to position the Fund defensively. Mortgages priced below par are being sold and gradually replaced by securities with higher income and lower interest rate sensitivity. The goal is to offset probable future price erosion with consistent high income. We will keep some cash on hand to opportunistically add exposure in longer-dated U.S. Treasury bonds as market conditions warrant.

PORTFOLIO MANAGERS’ REPORT	ING GNMA INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2005
	1 Year	5 Year	10 Year	Since Inception of Class B October 6, 2000		Since Inception of Class C October 13, 2000		Since Inception of Class M February 23, 2001
Including Sales Charge:
Class A(1)	(4.05)%	5.37%	6.24%	—		—		—
Class B(2)	(4.80)%	—	—	4.90%		—		—
Class C(3)	(0.99)%	—	—	—		5.20%		—
Class M(4)	(2.93)%	—	—	—		—		3.83%
Excluding Sales Charge:
Class A	0.74%	6.40%	6.75%	—		—		—
Class B	(0.02)%	—	—	5.27%		—		—
Class C	(0.03)%	—	—	—		5.20%		—
Class M	0.33%	—	—	—		—		4.67%
Lehman Brothers Mortgage-Backed Securities Index(5)	2.61%	6.82%	7.00%	6.32	%(6)	6.32	%(6)	5.45	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the Index or Indices indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

(1)         Reflects deduction of the maximum Class A sales charge of 4.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         Reflects deduction of the maximum Class M sales charge of 3.25%.

(5)         The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

(6)         Since inception performance for index is shown from October 1, 2000.

(7)         Since inception performance for index is shown from March 1, 2001.

ING HIGH YIELD BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*
as of March 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -18.1% of net assets and 21.4% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return by investing at least 80% of its assets in high yield (high risk) bonds. The Fund is managed by Greg Jacobs, CFA and Kurt Kringelis, CFA, CPA, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.73% compared to 6.84% for the Lehman Brothers High Yield Bond Index(4).

Portfolio Specifics: The Fund’s long-term strategy seeks to outperform the index by achieving lower credit losses than the benchmark. The portfolio is typically positioned conservatively relative to the benchmark. This strategy had a significant impact on the Fund’s performance for the year relative to the benchmark, as the lower quality part of the high yield universe outperformed the broader market. While the impact of this effect was significantly less than prior year, the magnitude was still large enough to cause underperformance in the Fund.

The Fund was underweight in the more volatile, more risky sectors, including finance, restaurants and wire line telecommunications. Fund performance did benefit from an underweight in airlines.

Current Strategy and Outlook: We are cautious regarding the prospects of the high yield market. Despite the recent backup in spreads, the market continues to be priced to perfection in an environment that includes many risks, including higher inflation, more aggressive Federal Reserve action, rising interest rates and decreased investor risk appetite. The tight differential between higher and lower quality is not compensating investors for the risk of spread widening in an uncertain environment. All of these factors pose the risk of adding volatility to the high yield market.

Despite the risks we have highlighted, we are not predicting imminent disaster in the high yield market. Default rates are likely to remain well below the long-term average over the next year, as most issuers have taken advantage of the strong credit market to refinance near-term maturities. Fairly strong earnings growth and disciplined capital spending have led to substantial deleveraging and improved liquidity of many quality issuers. However, it is likely that 2005 is a year in which the market differentiates companies both in terms of credit quality and operating performance.

As a result, we are maintaining our conservative positioning relative to the benchmark. As the last credit cycle taught us, in times of volatility, managing credit risk and protecting coupon returns become much more important. We continue to focus on companies that are showing positive operating momentum and have taken advantage of the market to extend maturities and bolster liquidity positions.

Top Ten Industries
as of March 31, 2005
(as a percent of net assets)

Telecommunications	10.3%
Media	9.5%
Electric	8.2%
Lodging	5.2%
Healthcare-Services	4.9%
Chemicals	4.8%
Oil and Gas	4.7%
Pipelines	4.5%
Food	4.3%
Diversified Financial Services	3.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING HIGH YIELD BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2005

	1 Year	5 Year	Since Inception December 15, 1998
Including Sales Charge:
Class A(1)	(0.24)%	4.85%	5.06%
Class B(2)	(1.09)%	4.80%	5.08%
Class C(3)	2.97%	5.12%	5.11%
Excluding Sales Charge:
Class A	4.73%	5.87%	5.88%
Class B	3.83%	5.10%	5.08%
Class C	3.96%	5.12%	5.11%
Lehman Brothers High Yield Bond Index(4)	6.84%	7.13%	5.60	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Bond Fund against the Index or Indices indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 4.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund’s portfolio.

(5)         Since inception performance for index is shown from December 1, 1998.

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*
as of March 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -44.0% of net assets and 25.2% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Intermediate Bond Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund is managed by James B. Kauffmann, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.52% compared to 1.15% for the Lehman Brothers Aggregate Bond Index(4).

Portfolio Specifics: The Fund outperformed its benchmark during the period. While the Fund initially benefited from exposure to high yield and emerging market debt, the investment team trimmed holdings as the year progressed. Credit exposure also was reduced progressively, which proved highly beneficial. We established an underweight to credit and an underweight in the automobile industry in particular. The mortgage component of the Fund actively switched from Collateralized Mortgage Obligations to traditional pass-throughs. We maintained a neutral exposure to the sector, but reduced to an underweight in March 2005 and increased the exposure to Adjustable Rate Mortgages. We went through most of the year well positioned for a flattening yield curve — that is, shorter interest rates rising more than longer — but closed the year almost completely aligned to the market.

Current Strategy and Outlook: The Fund remains short duration by a quarter of a year, and we continue to believe that the improving domestic economy, signs of increasing inflation and enduring dollar weakness point to higher rates in the near future. The Fund is now underweight home mortgages, overweight asset-backed and commercial mortgage-backed securities, and moderately underweight the five-and twenty-year portions of the yield curve. It is also underweight agencies. Stretched valuations in riskier credits warrant caution, and our allocation remains lower than the benchmark. However, intermittent squalls in the bond market may provide tactical trading opportunities in disparaged sectors and issuers.

Top Ten Industries
as of March 31, 2005
(as a percent of net assets)

U. S. Treasury Obligations	27.6%
Federal National Mortgage Association	21.1%
Whole Loan Collateralized Mortgage Obligations	19.3%
Banks	5.2%
Commercial Mortgage-Backed Securities	4.9%
Federal Home Loan Mortgage Corporation	4.8%
Federal Home Loan Mortgage Corporation Collateral	4.1%
Diversified Financial Services	3.8%
Home Equity Asset-Backed Securities	3.2%
Electric	2.6%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INTERMEDIATE BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2005

	1 Year	5 Year	Since Inception of Class A, B and C December 15, 1998		Since Inception of Class O August 13, 2004		Since Inception of Class R March 16, 2004
Including Sales Charge:
Class A(1)	(3.30)%	7.90%	6.25%		—		—
Class B(2)	(4.08)%	7.83%	6.25%		—		—
Class C(3)	(0.11)%	8.15%	6.28%		—		—
Class O	—	—	—		1.61%		—
Class R	1.64%	—	—		—		1.32%
Excluding Sales Charge:
Class A	1.52%	8.96%	7.08%		—		—
Class B	0.75%	8.12%	6.25%		—		—
Class C	0.86%	8.15%	6.28%		—		—
Class O	—	—	—		1.61%		—
Class R	1.64%	—	—		—		1.32%
Lehman Brothers Aggregate Bond Index(4)	1.15%	7.14%	5.87	%(5)	0.74	%(6)	1.15	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the Index or Indices indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 4.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(5)         Since inception performance for index is shown from December 1, 1998.

(6)         Since inception performance for index is shown from September 1, 2004.

(7)         Since inception performance for index is shown from April 1, 2004.

ING NATIONAL TAX-EXEMPT BOND FUND	PORTFOLIO MANAGERS’ REPORT

Bond Allocation*
as of March 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 2.4% of net assets.

Portfolio holdings are subject to change daily.

The ING National-Tax Exempt Bond Fund (the “Fund”) seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital. The Fund is managed by Robert Schonbrunn, Portfolio Manager, Karen Cronk, Managing Director and Portfolio Manager, and Rick Kilbride, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.19% compared to 2.67% for the Lehman Brothers Municipal Bond Index(4) and 1.15% for the Lehman Brothers Aggregate Bond Index(5).

Portfolio Specifics: During the year ended March 31, 2005, the Federal Reserve (the “Fed”) raised the Fed Funds rate seven times. The shape of the yield curve changed dramatically, because short-term municipal bond rates rose about 150 basis points, while maturities of 20 years and longer ended close to where they started. Early in the year the Fund was positioned defensively in anticipation of rising interest rates limiting its participation in longer maturities which was the best performing area. When the Fed’s intentions became clearer, the Fund moved into a barbell structure with heavier weighting in both short and longer-term bonds. This structure helped the Fund’s performance.

As the economy continued to grow, quality and credit issues were not major concerns during the year and lower quality bonds out performed higher quality bonds with BBBs outperforming AAAs. The best performing sectors included hospitals, tobacco, industrial revenue and housing. The Fund was positioned in all of these sectors and participated in their relative strength. However, the Fund’s heavy weighting in the higher quality sectors was a relative drag on performance. The Fund also benefited from its holdings of higher coupon issues selling at premiums to their maturity values. Several of the Fund’s holdings appreciated in value as these bonds were pre-refund to their call dates, which caused their credit quality and therefore their prices to increase.

Current Strategy and Outlook: The Fed is expected to continue raising the Fed Funds rate in order to reduce excess liquidity and dampen the expectation of higher inflation. When inflation is perceived to be under control, we expect longer-term rates to remain close to current levels. This would continue to flatten the yield curve with most of the change coming from rising short-term rates.

The Fund retains its barbell structure to take advantage of the flattening yield curve. The potential advantage of this structure is that the shorter bonds are less sensitive to the negative price effect of rising rates while long-term bonds are currently higher yielding and not expected to experience a significant increase in rates. We anticipate remaining in this defensive strategy until the outlook for interest rates changes.

PORTFOLIO MANAGERS’ REPORT	ING NATIONAL TAX-EXEMPT BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2005

	1 Year	5 Year	Since Inception November 8, 1999
Including Sales Charge:
Class A(1)	(3.61)%	4.73%	4.61%
Class B(2)	(4.34)%	4.65%	4.62%
Class C(3)	(0.49)%	4.98%	4.78%
Excluding Sales Charge:
Class A	1.19%	5.75%	5.55%
Class B	0.54%	4.98%	4.77%
Class C	0.49%	4.98%	4.78%
Lehman Brothers Municipal Bond Index(4)	2.67%	6.58%	6.69	%(6)
Lehman Brothers Aggregate Bond Index(5)	1.15%	7.14%	6.90	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING National Tax-Exempt Bond Fund against the Index or Indices indicated. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 4.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

(5)         The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6)         Since inception performance for index is shown from November 1, 1999.

ING CLASSIC MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*
as of March 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -0.4% of net assets.

Portfolio holdings change daily.

The ING Classic Money Market Fund* (the “Fund”) seeks to provide a high level of current income, consistent with preservation of capital and liquidity. The Fund is managed by David S. Yealy, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: During the year ended March 31, 2005, the economic recovery was strong enough to convince the Federal Reserve Board (“Fed”) to gradually begin removing its highly accommodative monetary policy stance in order to keep inflation expectations under control. Accordingly, it increased the Fed Funds rate from 1.00% to 2.75%, raising rates 0.25% at each Federal Open Market Committee (“FOMC”) meeting.

In order to position for a rising rate environment, the Fund shifted from a barbell strategy of offsetting longer term paper purchases with short-term commercial paper to investing in anticipation of each successive FOMC meeting date through the purchase of short-term commercial paper or floating rate notes. This strategy allowed the Fund to hedge against any underperformance associated with an unexpected increase in the size or pace of increases in the Fed Funds rate by the FOMC. Accordingly, the Fund’s weighted average maturity significantly declined and ended the period at 45 days for the Fund. However, securities purchased early in the period when the Fund utilized a barbell strategy (and had a weighted average maturity significantly longer than the peer group) put a slight drag on performance as the Fed raised rates.

Current Strategy and Outlook: We expect the Fed Funds rate to be at 4.00% by the end of 2005. The market consensus has gone up 50 basis points recently as participants are now concerned about rising inflation. Our strategy continues to focus on new purchases in anticipation of the next FOMC meeting, maintaining a high exposure to floating rate notes, and making selective purchases in the three-month and under maturity sector where yield levels fully price in at least 25 basis point increases at each of the Fed meetings. The Fund is prepared to make selective longer-term purchases to the extent that the market prices in an even more aggressive FOMC.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

*	ING Money Market Fund and ING Lexington Money Market Trust merged into ING Classic Money Market Fund on March 12, 2005.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 to March 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING GNMA Income Fund	Beginning Account Value October 1, 2004	Ending Account Value March 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended March 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,003.40	0.98%	$4.89
Class B	1,000.00	999.70	1.73	8.63
Class C	1,000.00	999.60	1.73	8.62
Class M	1,000.00	1,000.90	1.48	7.38
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.04	0.98%	$4.94
Class B	1,000.00	1,016.31	1.73	8.70
Class C	1,000.00	1,016.31	1.73	8.70
Class M	1,000.00	1,017.55	1.48	7.44

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING High Yield Bond Fund	Beginning Account Value October 1, 2004	Ending Account Value March 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended March 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,013.10	1.24%	$6.22
Class B	1,000.00	1,008.10	1.99	9.96
Class C	1,000.00	1,009.30	1.99	9.97
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.24%	$6.24
Class B	1,000.00	1,015.01	1.99	10.00
Class C	1,000.00	1,015.01	1.99	10.00

ING Intermediate Bond Fund	Beginning Account Value October 1, 2004	Ending Account Value March 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended March 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,007.90	1.01%	$5.06
Class B	1,000.00	1,004.10	1.76	8.79
Class C	1,000.00	1,004.10	1.76	8.79
Class O	1,000.00	1,008.10	0.97	4.86
Class R	1,000.00	1,008.00	1.16	5.81
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.90	1.01%	$5.09
Class B	1,000.00	1,016.16	1.76	8.85
Class C	1,000.00	1,016.16	1.76	8.85
Class O	1,000.00	1,020.09	0.97	4.89
Class R	1,000.00	1,019.15	1.16	5.84

ING National Tax-Exempt Bond Fund	Beginning Account Value October 1, 2004	Ending Account Value March 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended March 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,004.50	1.13%	$5.65
Class B	1,000.00	1,001.70	1.88	9.38
Class C	1,000.00	1,001.00	1.88	9.38
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.30	1.13%	$5.69
Class B	1,000.00	1,015.56	1.88	9.45
Class C	1,000.00	1,015.56	1.88	9.45

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING Classic Money Market Fund	Beginning Account Value October 1, 2004	Ending Account Value March 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended March 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,007.40	0.77%	$3.85
Class B	1,000.00	1,004.40	1.35	6.75
Class C	1,000.00	1,004.50	1.35	6.75
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.09	0.77%	$3.88
Class B	1,000.00	1,018.20	1.35	6.79
Class C	1,000.00	1,018.20	1.35	6.79

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of ING Funds Trust:

We have audited the accompanying statements of assets and liabilities of ING GNMA Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund, ING National Tax-Exempt Bond Fund and ING Classic Money Market Fund, each a series of ING Funds Trust (collectively the “Funds”), including the portfolios of investments, as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the financial highlights for the ING GNMA Income Fund for all periods prior to January 1, 2001. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods prior to April 1, 2003, the financial highlights, except for all periods prior to January 1, 2001 for the ING GNMA Income Fund, were audited by other independent registered public accounting firms whose reports dated May 23, 2003 and December 5, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING GNMA Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund, ING National Tax-Exempt Bond Fund and ING Classic Money Market Fund as of March 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 20, 2005

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2005

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund	ING National Tax- Exempt Bond Fund	ING Classic Money Market Fund
ASSETS:
Investments in securities at value+*	$659,366,687	$254,032,489	$753,640,837	$27,475,333	$—
Short-term investments at amortized cost	—	—	—	—	521,717,407
Repurchase agreement	—	—	47,490,000	—	61,408,000
Cash	645,090	—	12,974	399,305	1,919,253
Cash collateral for futures	—	—	330,239	—	—
Cash collateral for securities loaned	—	56,161,719	169,675,342	—	—
Receivables:
Investment securities sold	12,797,882	4,707,083	15,887,477	—	3,210,440
Fund shares sold	433,782	4,444	1,070,688	—	152,076
Dividends and interest	3,298,476	6,372,684	4,101,834	371,516	2,232,857
Variation margin receivable	—	—	190,438	—	—
Prepaid expenses	37,230	38,096	50,319	13,382	151,170
Reimbursement due from manager	—	39,215	73,186	—	—
Total assets	676,579,147	321,355,730	992,523,334	28,259,536	590,791,203
LIABILITIES:
Payable for investment securities purchased	573,639	686,092	146,194,337	—	8,598,821
Payable for fund shares redeemed	349,699	343,619	953,972	—	285,232
Payable for futures variation margin	—	—	104,547	—	—
Income distribution payable	—	747,082	385,128	70,312	35,370
Payable upon receipt of securities loaned	—	56,161,719	169,675,342	—	—
Payable to affiliates	578,953	336,527	555,306	23,501	480,408
Payable to custodian for bank overdraft	—	262,262	—	—	—
Payable for trustee fees	19,587	8,782	2,642	904	74,162
Payable for transfer agent fees	113,330	99,637	151,295	9,625	74,392
Other accrued expenses and liabilities	188,146	94,932	105,237	12,013	279,153
Total liabilities	1,823,354	58,740,652	318,127,806	116,355	9,827,538
NET ASSETS	$674,755,793	$262,615,078	$674,395,528	$28,143,181	$580,963,665
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$681,968,696	$702,299,344	$678,597,205	$27,021,119	$581,139,408
Undistributed net investment income (distributions in excess of net investment income)	1,158,018	(287,861)	67,477	(1,160)	(4)
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	(19,905,642)	(423,288,640)	1,462,645	(33,548)	(175,739)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	11,534,721	(16,107,765)	(5,731,799)	1,156,770	—
NET ASSETS	$674,755,793	$262,615,078	$674,395,528	$28,143,181	$580,963,665

+ Including securities loaned at value	$—	$54,858,793	$166,786,845	$—	$—
* Cost of investments in securities	$647,831,966	$270,230,292	$758,865,211	$26,318,563	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2005 (CONTINUED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund	ING National Tax Exempt Bond Fund	ING Classic Money Market Fund
Class A:
Net Assets	$521,688,038	$110,682,579	$459,849,958	$23,295,773	$550,090,918
Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001	$0.001
Shares outstanding	61,219,378	12,654,578	44,542,826	2,218,334	550,235,050
Net asset value and redemption price per share	$8.52	$8.75	$10.32	$10.50	$1.00
Maximum offering price per share (4.75%)(1)	$8.94	$9.19	$10.83	$11.02	$1.00
Class B:
Net Assets	$99,130,304	$125,602,655	$64,779,247	$3,040,925	$26,940,917
Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,688,160	14,364,879	6,286,919	289,722	26,965,250
Net asset value and redemption price per share(2)	$8.48	$8.74	$10.30	$10.50	$1.00
Maximum offering price per share	$8.48	$8.74	$10.30	$10.50	$1.00
Class C:
Net Assets	$43,094,170	$26,329,844	$71,648,384	$1,806,483	$3,931,830
Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,074,540	3,009,860	6,948,606	171,992	3,939,710
Net asset value and redemption price per share(2)	$8.49	$8.75	$10.31	$10.50	$1.00
Maximum offering price per share	$8.49	$8.75	$10.31	$10.50	$1.00
Class I:
Net Assets	$10,539,490	n/a	$43,808,227	n/a	n/a
Shares authorized	unlimited	n/a	unlimited	n/a	n/a
Par value	$0.001	n/a	$0.001	n/a	n/a
Shares outstanding	1,235,640	n/a	4,243,206	n/a	n/a
Net asset value and redemption price per share	$8.53	n/a	$10.32	n/a	n/a
Maximum offering price per share	$8.53	n/a	$10.32	n/a	n/a
Class M:
Net Assets	$200,653	n/a	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a	n/a
Shares outstanding	23,508	n/a	n/a	n/a	n/a
Net asset value and redemption price per share	$8.54	n/a	n/a	n/a	n/a
Maximum offering price per share (3.25%)(3)	$8.83	n/a	n/a	n/a	n/a
Class O:
Net Assets	n/a	n/a	$33,996,848	n/a	n/a
Shares authorized	n/a	n/a	unlimited	n/a	n/a
Par value	n/a	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	n/a	3,293,031	n/a	n/a
Net asset value and redemption price per share	n/a	n/a	$10.32	n/a	n/a
Maximum offering price per share	n/a	n/a	$10.32	n/a	n/a
Class Q:
Net Assets	$103,138	n/a	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a	n/a
Shares outstanding	12,085	n/a	n/a	n/a	n/a
Net asset value and redemption price per share	$8.53	n/a	n/a	n/a	n/a
Maximum offering price per share	$8.53	n/a	n/a	n/a	n/a
Class R:
Net Assets	n/a	n/a	$312,864	n/a	n/a
Shares authorized	n/a	n/a	unlimited	n/a	n/a
Par value	n/a	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	n/a	30,270	n/a	n/a
Net asset value and redemption price per share	n/a	n/a	$10.34	n/a	n/a
Maximum offering price per share	n/a	n/a	$10.34	n/a	n/a

(1)	Maximum offering price for non-money market funds is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
(3)	Maximum offering price is computed at 100/96.75 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2005

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund	ING National Tax- Exempt Bond Fund	ING Classic Money Market Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$491,939	$85,927	$—	$—
Interest	37,922,002	11,742,467	22,483,226	1,202,589	8,386,776
Securities lending income	—	74,905	214,083	—	—
Total investment income	37,922,002	12,309,311	22,783,236	1,202,589	8,386,776
EXPENSES:
Investment management fees	3,599,485	1,076,057	2,747,534	140,272	1,143,542
Distribution and service fees:
Class A	1,371,584	272,970	1,306,403	82,788	3,370,828
Class B	1,113,750	706,505	653,620	28,086	72,725
Class C	521,712	183,537	693,864	15,921	7,007
Class M	1,709	—	—	—	—
Class O	—	—	46,246	—	—
Class Q	267	—	—	—	—
Class R	—	—	1,157	—	—
Transfer agent fees:
Class A	362,231	91,968	405,700	3,113	42,039
Class B	73,920	92,250	71,852	350	673
Class C	34,830	21,395	76,436	163	68
Class I	1,534	—	9,950	—	—
Class M	156	—	—	—	—
Class O	—	—	10,992	—	—
Class Q	18	—	—	—	—
Class R	—	—	42	—	—
Administrative service fees	722,100	166,994	558,002	28,054	—
Shareholder reporting expense	154,415	26,195	213,650	1,622	39,490
Registration fees	82,059	71,467	109,079	38,637	165,892
Professional fees	68,590	12,247	79,289	2,258	35,850
Custody and accounting expense	87,810	27,153	87,545	1,059	51,665
Trustee fees	34,818	4,837	16,447	1,412	13,555
Insurance expense	1,464	737	1,241	60	939
Miscellaneous expense	43,293	12,096	18,376	2,091	22,967
Merger expense	—	30,748	—	—	—
Total expenses	8,275,745	2,797,156	7,107,425	345,886	4,967,240
Net waived and reimbursed fees	—	(55,206)	(624,292)	(4,654)	(1,397,396)
Net expenses	8,275,745	2,741,950	6,483,133	341,232	3,569,844
Net investment income	29,646,257	9,567,361	16,300,103	861,357	4,816,932
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	(3,721,907)	7,939,355	4,434,240	(15,754)	(119,185)
Foreign currency related transactions	—	—	2	—	—
Futures	—	—	1,420,777	—	—
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(3,721,907)	7,939,355	5,855,019	(15,754)	(119,185)
Net change in unrealized appreciation or depreciation on:
Investments	(23,036,826)	(13,263,359)	(12,832,365)	(518,507)	—
Foreign currency related transactions	—	90,038	4	—	—
Futures	—	—	(436,487)	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(23,036,826)	(13,173,321)	(13,268,848)	(518,507)	—
Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(26,758,733)	(5,233,966)	(7,413,829)	(534,261)	(119,185)
Increase (decrease) in net assets resulting from operations	$2,887,524	$4,333,395	$8,886,274	$327,096	$4,697,747

*Foreign taxes	$—	$—	$3,770	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GNMA Income Fund		ING High Yield Bond Fund
	Year Ended March 31, 2005	Year Ended March 31, 2004(1)	Year Ended March 31, 2005	Year Ended March 31, 2004
FROM OPERATIONS:
Net investment income	$29,646,257	$28,917,044	$9,567,361	$4,553,434
Net realized gain (loss) on investments and foreign currency related transactions	(3,721,907)	8,427,554	7,939,355	2,675,633
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(23,036,826)	(8,582,732)	(13,173,321)	1,950,137
Net increase in net assets resulting from operations	2,887,524	28,761,866	4,333,395	9,179,204

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(28,659,206)	(29,836,564)	(4,775,952)	(3,048,684)
Class B	(5,047,902)	(5,789,107)	(3,805,317)	(1,015,389)
Class C	(2,367,634)	(3,227,764)	(986,091)	(530,989)
Class I	(524,100)	(416,717)	—	—
Class M	(10,826)	(26,359)	—	—
Class Q	(5,596)	(7,768)	—	—
Class T	—	(101,868)	—	—
Total distributions	(36,615,264)	(39,406,147)	(9,567,360)	(4,595,062)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	123,893,040	287,964,697	33,936,220	46,425,856
Net proceeds from shares issued in merger	—	—	236,998,843	—
Dividends reinvested	30,021,590	31,631,178	4,092,948	1,821,615
	153,914,630	319,595,875	275,028,011	48,247,471
Cost of shares redeemed	(242,803,052)	(434,339,499)	(80,721,751)	(39,529,207)
Net increase (decrease) in net assets resulting from capital share transactions	(88,888,422)	(114,743,624)	194,306,260	8,718,264
Net increase (decrease) in net assets	(122,616,162)	(125,387,905)	189,072,295	13,302,406

NET ASSETS:
Beginning of year	797,371,955	922,759,860	73,542,783	60,240,377
End of year	$674,755,793	$797,371,955	$262,615,078	$73,542,783

Undistributed net investment income (distributions in excess of net investment income) at end of year	$1,158,018	$3,906,376	$(287,861)	$(37,562)

(1)  Effective June 2, 2003, Class T shares converted into Class A shares within this Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Intermediate Bond Fund		ING National Tax-Exempt Bond Fund
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
FROM OPERATIONS:
Net investment income	$16,300,103	$9,001,504	$861,357	$881,001
Net realized gain (loss) on investments, foreign currency related transactions, and futures	5,855,019	7,562,532	(15,754)	378,972
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(13,268,848)	2,601,836	(518,507)	(82,998)
Net increase in net assets resulting from operations	8,886,274	19,165,872	327,096	1,176,975

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(12,001,725)	(6,168,955)	(753,523)	(784,309)
Class B	(1,597,263)	(1,586,935)	(68,656)	(68,265)
Class C	(1,698,192)	(1,555,446)	(39,179)	(28,427)
Class I	(1,112,409)	(511,108)	—	—
Class O	(614,124)	—	—	—
Class R	(7,162)	—	—	—
Net realized gains:
Class A	(5,402,910)	(2,667,645)	(150,444)	(453,096)
Class B	(1,055,176)	(868,923)	(18,251)	(50,176)
Class C	(1,104,030)	(885,962)	(11,072)	(22,936)
Class I	(338,522)	(179,026)	—	—
Class O	(114,108)	—	—	—
Class R	(3,136)	—	—	—
Total distributions	(25,048,757)	(14,424,000)	(1,041,125)	(1,407,209)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	277,518,838	324,797,722	2,535,080	5,900,197
Net proceeds from shares issued in merger	137,658,413	—	—	—
Dividends reinvested	18,700,295	9,795,000	137,637	373,543
	433,877,546	334,592,722	2,672,717	6,273,740
Cost of shares redeemed	(165,583,293)	(193,289,159)	(1,645,347)	(5,716,470)
Net increase in net assets resulting from capital share transactions	268,294,253	141,303,563	1,027,370	557,270
Net increase in net assets	252,131,770	146,045,435	313,341	327,036

NET ASSETS:
Beginning of year	422,263,758	276,218,323	27,829,840	27,502,804
End of year	$674,395,528	$422,263,758	$28,143,181	$27,829,840
Undistributed net investment income (distributions in excess of net investment income) at end of year	$67,477	$11,828	$(1,160)	$260

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Classic Money Market Fund
	Year Ended March 31, 2005	Year Ended March 31, 2004
FROM OPERATIONS:
Net investment income	$4,816,932	$1,908,765
Net realized gain (loss) on investments	(119,185)	6
Net increase in net assets resulting from operations	4,697,747	1,908,771

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,742,850)	(1,906,546)
Class B	(68,615)	(1,441)
Class C	(5,471)	(778)
Total distributions	(4,816,936)	(1,908,765)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	406,931,463	419,717,782
Net proceeds from shares issued in merger	73,425,807	—
Dividends reinvested	4,652,539	1,883,934
	485,009,809	421,601,716
Cost of shares redeemed	(304,285,630)	(481,887,854)
Net increase (decrease) in net assets resulting from capital share transactions	180,724,179	(60,286,138)
Net increase (decrease) in net assets	180,604,990	(60,286,132)

NET ASSETS:
Beginning of year	400,358,675	460,644,807
End of year	$580,963,665	$400,358,675
Distributions in excess of net investment income at end of year	$(4)	$—

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended March 31,				Three Months Ended March 31,	Year Ended December 31,
	2005	2004	2003	2002	2001(1)	2000(2)
Per Share Operating Performance:
Net asset value, beginning of period	$8.91	9.00	8.53	8.63	8.41	8.08
Income (loss) from investment operations:
Net investment income	$0.37	0.32	0.42	0.46	0.12	0.54
Net realized and unrealized gain (loss) on investments	$(0.31)	0.02	0.49	(0.09)	0.22	0.27
Total from investment operations	$0.06	0.34	0.91	0.37	0.34	0.81
Less distributions from:
Net investment income	$0.45	0.43	0.44	0.47	0.12	0.48
Total distributions	$0.45	0.43	0.44	0.47	0.12	0.48
Net asset value, end of period	$8.52	8.91	9.00	8.53	8.63	8.41
Total Return(3)%	0.74	3.88	10.82	4.38	4.09	10.36

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$521,688	592,066	666,433	535,903	449,460	368,615
Ratios to average net assets:
Expenses(4)%	0.98	1.04	1.13	1.22	1.16	1.06
Net investment income(4)%	4.27	3.57	4.78	5.32	5.75	6.54
Portfolio turnover rate %	40	128	75	76	33	65

	Class B
	Year Ended March 31,				Three Months Ended March 31,	October 6, 2000(5) to December 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$8.87	8.96	8.50	8.61	8.40	8.20
Income (loss) from investment operations:
Net investment income	$0.29	0.25	0.35	0.39	0.13	0.09
Net realized and unrealized gain (loss) on investments	$(0.29)	0.02	0.48	(0.09)	0.19	0.18
Total from investment operations	$—	0.27	0.83	0.30	0.32	0.27
Less distributions from:
Net investment income	$0.39	0.36	0.37	0.41	0.11	0.07
Total distributions	$0.39	0.36	0.37	0.41	0.11	0.07
Net asset value, end of period	$8.48	8.87	8.96	8.50	8.61	8.40
Total Return(3)%	(0.02)	3.12	9.95	3.53	3.70	3.32

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$99,130	130,339	150,549	79,302	47,406	866
Ratios to average net assets:
Expenses(4)%	1.73	1.79	1.88	1.98	1.90	1.81
Net investment income(4)%	3.52	2.84	3.98	4.55	4.88	5.79
Portfolio turnover rate %	40	128	75	76	33	65

(1)              The Fund changed its fiscal year end to March 31.

(2)              Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Fund.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              Commencement of operations.

See Accompanying Notes to Financial Statements.

ING GNMA INCOME FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended March 31,				Three Months Ended March 31,	October 13, 2000(2) to December 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$8.88	8.97	8.51	8.61	8.40	8.24
Income (loss) from investment operations:
Net investment income	$0.29	0.25	0.36	0.40	0.11	0.09
Net realized and unrealized gain (loss) on investments	$(0.29)	0.02	0.47	(0.09)	0.21	0.14
Total from investment operations	$—	0.27	0.83	0.31	0.32	0.23
Less distributions from:
Net investment income	$0.39	0.36	0.37	0.41	0.11	0.07
Total distributions	$0.39	0.36	0.37	0.41	0.11	0.07
Net asset value, end of period	$8.49	8.88	8.97	8.51	8.61	8.40
Total Return(3)%	(0.03)	3.11	9.95	3.65	3.69	2.82

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,094	65,762	87,970	37,193	13,744	1,833
Ratios to average net assets:
Expenses(4)%	1.73	1.79	1.88	1.99	1.93	1.81
Net investment income(4)%	3.51	2.92	3.97	4.52	4.87	5.79
Portfolio turnover rate %	40	128	75	76	33	65

	Class M
	Year Ended March 31,				February 23, 2001(2) to March 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$8.92	9.01	8.54	8.63	8.51
Income (loss) from investment operations:
Net investment income	$0.33 *	0.31	0.37	0.41	0.04
Net realized and unrealized gain (loss) on investments	$(0.30)	(0.02)	0.49	(0.07)	0.08
Total from investment operations	$0.03	0.29	0.86	0.34	0.12
Less distributions from:
Net investment income	$0.41	0.38	0.39	0.43	—
Total distributions	$0.41	0.38	0.39	0.43	—
Net asset value, end of period	$8.54	8.92	9.01	8.54	8.63
Total Return(3)%	0.33	3.30	10.29	4.03	1.41

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$201	312	1,111	495	247
Ratios to average net assets:
Expenses(4)%	1.48	1.54	1.62	1.73	1.61
Net investment income(4)%	3.76	3.23	4.19	4.81	4.88
Portfolio turnover rate %	40	128	75	76	33

(1)              The Fund changed its fiscal year end to March 31.

(2)              Commencement of operations.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

*                 Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING HIGH YIELD BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended March 31,				Five Months Ended March 31,	Year Ended October 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$8.88	8.29	8.74	9.36	9.24	9.96
Income (loss) from investment operations:
Net investment income	$0.54	0.59	0.61	0.78	0.39	0.85
Net realized and unrealized gain (loss) on investments	$(0.13)	0.60	(0.45)	(0.62)	0.12	(0.65)
Total from investment operations	$0.41	1.19	0.16	0.16	0.51	0.20
Less distributions from:
Net investment income	$0.54	0.60	0.61	0.78	0.39	0.86
Net realized gain on investments	$—	—	—	—	—	0.06
Total distributions	$0.54	0.60	0.61	0.78	0.39	0.92
Net asset value, end of period	$8.75	8.88	8.29	8.74	9.36	9.24
Total Return(2)%	4.73	14.70	2.24	1.94	5.61	1.89

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$110,683	44,009	43,375	38,525	33,459	33,220
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.22	1.29	1.30	1.30	1.09	1.04
Gross expenses prior to expense reimbursement/recoupment(3)%	1.33	1.33	1.43	1.79	1.63	2.16
Net investment income after expense reimbursement/recoupment(3)(4)%	6.12	6.81	7.48	8.67	10.24	8.75
Portfolio turnover rate %	119	105	122	344	253	481

	Class B
	Year Ended March 31,				Five Months Ended March 31,	Year Ended October 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$8.88	8.28	8.74	9.36	9.23	9.96
Income (loss) from investment operations:
Net investment income	$0.48	0.53	0.55	0.72	0.36	0.78
Net realized and unrealized gain (loss) on investments	$(0.15)	0.60	(0.46)	(0.62)	0.14	(0.66)
Total from investment operations	$0.33	1.13	0.09	0.10	0.50	0.12
Less distributions from:
Net investment income	$0.47	0.53	0.55	0.72	0.37	0.79
Net realized gain on investments	$—	—	—	—	—	0.06
Total distributions	$0.47	0.53	0.55	0.72	0.37	0.85
Net asset value, end of period	$8.74	8.88	8.28	8.74	9.36	9.23
Total Return(2)%	3.83	14.01	1.37	1.29	5.43	1.02

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$125,603	18,753	11,584	6,673	5,025	3,702
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.97	2.04	2.05	2.05	1.84	1.79
Gross expenses prior to expense reimbursement/recoupment(3)%	1.98	1.98	2.07	2.44	2.28	2.41
Net investment income after expense reimbursement/recoupment(3)(4)%	5.39	6.04	6.73	7.85	9.49	7.99
Portfolio turnover rate %	119	105	122	344	253	481

(1)              The Fund changed its fiscal year end to March 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING HIGH YIELD BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended March 31,				Five Months Ended March 31,	Year Ended October 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$8.88	8.28	8.74	9.36	9.23	9.96
Income (loss) from investment operations:
Net investment income	$0.48	0.53	0.56	0.71	0.37	0.78
Net realized and unrealized gain (loss) on investments	$(0.13)	0.60	(0.46)	(0.61)	0.12	(0.66)
Total from investment operations	$0.35	1.13	0.10	0.10	0.49	0.12
Less distributions from:
Net investment income	$0.48	0.53	0.56	0.72	0.36	0.79
Net realized gain on investments	$—	—	—	—	—	0.06
Total distributions	$0.48	0.53	0.56	0.72	0.36	0.85
Net asset value, end of period	$8.75	8.88	8.28	8.74	9.36	9.23
Total Return(2)%	3.96	14.03	1.43	1.21	5.39	1.02

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,330	10,780	5,281	1,633	1,314	1,578
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.97	2.04	2.04	2.05	1.84	1.79
Gross expenses prior to expense reimbursement/recoupment(3)%	1.98	1.98	2.06	2.44	2.29	2.40
Net investment income after expense reimbursement/recoupment(3)(4)%	5.37	6.04	6.72	7.92	9.42	7.98
Portfolio turnover rate %	119	105	122	344	253	481

(1)              The Fund changed its fiscal year end to March 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years

See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended March 31,				Five Months Ended March 31,	Year Ended October 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.67	10.51	9.91	10.18	9.52	9.40
Income (loss) from investment operations:
Net investment income	$0.32	0.31	0.35	0.51	0.28	0.61
Net realized and unrealized gain (loss) on investments	$(0.17)	0.32	0.77	0.42	0.66	0.12
Total from investment operations	$0.15	0.63	1.12	0.93	0.94	0.73
Less distributions from:
Net investment income	$0.33	0.33	0.37	0.53	0.28	0.61
Net realized gain on investments	$0.17	0.14	0.15	0.67	—	—
Total distributions	$0.50	0.47	0.52	1.20	0.28	0.61
Net asset value, end of period	$10.32	10.67	10.51	9.91	10.18	9.52
Total Return(2)%	1.52	6.16	11.48	9.27	10.01	8.11

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$459,850	268,086	146,649	41,503	33,597	29,893
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00	1.10	1.14	1.15	1.13	1.00
Gross expenses prior to expense reimbursement(3)%	1.14	1.18	1.24	1.36	1.53	2.08
Net investment income after expense reimbursement(3)(4)%	3.08	2.91	3.21	4.93	6.94	6.48
Portfolio turnover rate %	417	475	639	1,216 *	838	733

	Class B
	Year Ended March 31,				Five Months Ended March 31,	Year Ended October 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.65	10.50	9.90	10.18	9.52	9.40
Income (loss) from investment operations:
Net investment income	$0.24	0.23	0.28	0.44	0.26	0.53
Net realized and unrealized gain (loss) on investments	$(0.17)	0.31	0.76	0.40	0.66	0.13
Total from investment operations	$0.07	0.54	1.04	0.84	0.92	0.66
Less distributions from:
Net investment income	$0.25	0.25	0.29	0.45	0.26	0.54
Net realized gain on investments	$0.17	0.14	0.15	0.67	—	—
Total distributions	$0.42	0.39	0.44	1.12	0.26	0.54
Net asset value, end of period	$10.30	10.65	10.50	9.90	10.18	9.52
Total Return(2)%	0.75	5.28	10.64	8.37	9.74	7.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$64,779	67,402	61,544	11,216	2,807	1,523
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.75	1.85	1.89	1.90	1.88	1.74
Gross expenses prior to expense reimbursement/recoupment(3)%	1.79	1.83	1.89	2.01	2.18	2.33
Net investment income after expense reimbursement/recoupment(3)(4)%	2.31	2.16	2.39	4.09	6.20	5.71
Portfolio turnover rate %	417	475	639	1,216 *	838	733

(1)              The Fund changed its fiscal year end to March 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments LLC within three years.

*                 Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended March 31,					Five Months Ended March 31,	Year Ended October 31,
	2005	2004	2003	2002		2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.65	10.50	9.90	10.19		9.52	9.40
Income (loss) from investment operations:
Net investment income	$0.24	0.23	0.28	0.44		0.26	0.54
Net realized and unrealized gain (loss) on investments	$(0.16)	0.31	0.76	0.39		0.67	0.12
Total from investment operations	$0.08	0.54	1.04	0.83		0.93	0.66
Less distributions from:
Net investment income	$0.25	0.25	0.29	0.45		0.26	0.54
Net realized gain on investments	$0.17	0.14	0.15	0.67		—	—
Total distributions	$0.42	0.39	0.44	1.12		0.26	0.54
Net asset value, end of period	$10.31	10.65	10.50	9.90		10.19	9.52
Total Return(3)%	0.86	5.28	10.68	8.24		9.86	7.32

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$71,648	71,228	52,979	6,382		4,470	5,248
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.75	1.85	1.90	1.90		1.85	1.73
Gross expenses prior to expense reimbursement/recoupment(4)%	1.79	1.83	1.90	2.01		2.18	2.32
Net investment income after expense reimbursement/recoupment(4)(5)%	2.31	2.16	2.36	4.20		6.37	5.74
Portfolio turnover rate %	417	475	639	1,216	*	838	733

	Class O	Class R
	August 13, 2004(2) to March 31, 2005	Year Ended March 31, 2005	March 16, 2004(2) to March 31, 2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.41	10.67	10.71
Income (loss) from investment operations:
Net investment income	$0.21	0.33	0.01
Net realized and unrealized loss on investments	$(0.04)	(0.16)	(0.05)
Total from investment operations	$0.17	0.17	(0.04)
Less distributions from:
Net investment income	$0.22	0.33	—
Net realized gain on investments	$0.04	0.17	—
Total distributions	$0.26	0.50	—
Net asset value, end of period	$10.32	10.34	10.67
Total Return(3)%	1.61	1.64	(0.37)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,997	313	1
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	0.96	1.17	1.25
Gross expenses prior to expense reimbursement(4)%	1.00	1.21	1.25
Net investment income after expense reimbursement(4)(5)%	3.19	2.96	3.20
Portfolio turnover rate %	417	417	475

(1)              The Fund changed its fiscal year end to March 31.

(2)              Commencement of operations.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

See Accompanying Notes to Financial Statements.

ING NATIONAL TAX-EXEMPT BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended March 31,				Five Months Ended March 31,	November 8, 1999(2) to October 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.78	10.87	10.32	10.50	10.11	10.00
Income (loss) from investment operations:
Net investment income	$0.34	0.35	0.39	0.41	0.19	0.48
Net realized and unrealized gain (loss) on investments	$(0.21)	0.12	0.67	(0.18)	0.39	0.11
Total from investment operations	$0.13	0.47	1.06	0.23	0.58	0.59
Less distributions from:
Net investment income	$0.34	0.35	0.39	0.41	0.19	0.48
Net realized gain on investments	$0.07	0.21	0.12	—	—	—
Total distributions	$0.41	0.56	0.51	0.41	0.19	0.48
Net asset value, end of period	$10.50	10.78	10.87	10.32	10.50	10.11
Total Return(3)%	1.19	4.41	10.44	2.25	5.79	6.09

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,296	24,082	23,647	22,868	22,074	21,592
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.10	1.15	1.15	1.10	1.06	0.95
Gross expenses prior to expense reimbursement/recoupment(4)%	1.13	1.27	1.28	1.52	1.50	2.12
Net investment income after expense reimbursement/recoupment(4)(5)%	3.19	3.23	3.64	3.97	4.45	4.92
Portfolio turnover rate %	22	31	22	27	7	50

	Class B
	Year Ended March 31,				Five Months Ended March 31,	November 8, 1999(2) to October 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.77	10.86	10.31	10.48	10.09	10.00
Income (loss) from investment operations:
Net investment income	$0.26	0.27	0.31	0.34	0.17	0.38
Net realized and unrealized gain (loss) on investments	$(0.20)	0.12	0.67	(0.17)	0.39	0.11
Total from investment operations	$0.06	0.39	0.98	0.17	0.56	0.49
Less distributions from:
Net investment income	$0.26	0.27	0.31	0.34	0.17	0.40
Net realized gain on investments	$0.07	0.21	0.12	—	—	—
Total distributions	$0.33	0.48	0.43	0.34	0.17	0.40
Net asset value, end of period	$10.50	10.77	10.86	10.31	10.48	10.09
Total Return(3)%	0.54	3.63	9.65	1.59	5.54	5.02

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,041	2,643	2,792	1,265	588	311
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.85	1.90	1.90	1.84	1.83	1.67
Gross expenses prior to expense reimbursement/recoupment(4)%	1.78	1.92	1.94	2.16	2.17	2.32
Net investment income after expense reimbursement/recoupment(4)(5)%	2.44	2.48	2.86	3.22	3.69	3.93
Portfolio turnover rate %	22	31	22	27	7	50

(1)              The Fund changed its fiscal year end to March 31.

(2)              Commencement of operations.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING NATIONAL TAX-EXEMPT BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended March 31,				Five Months Ended March 31,	November 8, 1999(2) to October 31,
	2005	2004	2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.78	10.87	10.33	10.49	10.11	10.00
Income (loss) from investment operations:
Net investment income	$0.26	0.27	0.31	0.34	0.16	0.39
Net realized and unrealized gain (loss) on investments	$(0.21)	0.12	0.66	(0.16)	0.38	0.12
Total from investment operations	$0.05	0.39	0.97	0.18	0.54	0.51
Less distributions from:
Net investment income	$0.26	0.27	0.31	0.34	0.16	0.40
Net realized gains on investments	$0.07	0.21	0.12	—	—	—
Total distributions	$0.33	0.48	0.43	0.34	0.16	0.40
Net asset value, end of period	$10.50	10.78	10.87	10.33	10.49	10.11
Total Return(3)%	0.49	3.63	9.56	1.69	5.34	5.29

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,806	1,104	1,065	271	440	439
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.85	1.90	1.90	1.83	1.81	1.68
Gross expenses prior to expense reimbursement/recoupment(4)%	1.78	1.92	1.94	2.18	2.16	2.33
Net investment income after expense reimbursement/recoupment(4)(5)%	2.44	2.49	2.84	3.21	3.70	4.00
Portfolio turnover rate %	22	31	22	27	7	50

(1)              The Fund changed its fiscal year end to March 31.

(2)              Commencement of operations.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING CLASSIC MONEY MARKET FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended March 31,					Five Months Ended March 31,	Year Ended October 31,
	2005	2004		2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.01	0.00	*	0.01	0.03	0.02	0.06
Total from investment operations	$0.01	0.00	*	0.01	0.03	0.02	0.06
Less distributions from:
Net investment income	$0.01	0.00	*	0.01	0.03	0.02	0.06
Total distributions	$0.01	0.00	*	0.01	0.03	0.02	0.06
Net asset value, end of period	$1.00	1.00		1.00	1.00	1.00	1.00
Total Return(2)%	1.02	0.44		1.06	2.83	2.36	5.70

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$550,091	398,997		458,964	549,999	515,651	440,651
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.77	0.77		0.77	0.77	0.77	0.74
Gross expenses prior to expense reimbursement(3)%	1.08	1.16		1.27	1.27	1.30	1.42
Net investment income after expense reimbursement(3)(4)%	1.06	0.44		1.06	2.75	5.61	5.59

	Class B
	Year Ended March 31,					Five Months Ended March 31,	Year Ended October 31,
	2005	2004		2003	2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.01	0.00	*	0.00 *	0.02	0.02	0.05
Total from investment operations	$0.01	0.00	*	0.00 *	0.02	0.02	0.05
Less distributions from:
Net investment income	$0.01	0.00	*	0.00 *	0.02	0.02	0.05
Total distributions	$0.01	0.00	*	0.00 *	0.02	0.02	0.05
Net asset value, end of period	$1.00	1.00		1.00	1.00	1.00	1.00
Total Return(2)%	0.57	0.15		0.43	2.21	2.11	5.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,941	816		1,156	1,987	2,714	2,706
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.33	1.07		1.40	1.37	1.41	1.38
Gross expenses prior to expense reimbursement(3)%	1.33	1.41		1.52	1.53	1.55	1.67
Net investment income after expense reimbursement(3)(4)%	0.94	0.15		0.46	2.27	5.10	4.93

(1)              The Fund changed its fiscal year end to March 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING CLASSIC MONEY MARKET FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended March 31,						Five Months Ended March 31,	Year Ended October 31,
	2005	2004		2003		2002	2001(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00		1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.01	0.00	*	0.00	*	0.02	0.02	0.05
Total from investment operations	$0.01	0.00	*	0.00	*	0.02	0.02	0.05
Less distributions from:
Net investment income	$0.01	0.00	*	0.00	*	0.02	0.02	0.05
Total distributions	$0.01	0.00	*	0.00	*	0.02	0.02	0.05
Net asset value, end of period	$1.00	1.00		1.00		1.00	1.00	1.00
Total Return(2)%	0.58	0.14		0.42		2.20	2.08	5.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,932	546		524		590	2,583	2,035
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.33	1.07		1.40		1.38	1.40	1.39
Gross expenses prior to expense reimbursement(3)%	1.33	1.41		1.52		1.53	1.55	1.67
Net investment income after expense reimbursement(3)(4)%	0.78	0.15		0.42		2.44	5.00	5.03

(1)              The Fund changed its fiscal year end to March 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware business trust registered as an open-end management investment company. The Trust was organized on July 30, 1998. It consists of five separately managed series: ING GNMA Income Fund (“GNMA Fund”), ING High Yield Bond Fund (“High Yield Bond Fund”),ING Intermediate Bond Fund (“Intermediate Bond Fund”), ING National Tax-Exempt Bond Fund (“National Tax-Exempt Bond Fund”) and ING Classic Money Market Fund (“Money Market Fund”). (Each a “Fund” and collectively, the “Funds”.)

The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O, Class Q and Class R, except for Money Market Fund, which only offers Class A Shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments”), serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM”), to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution active in banking, insurance and asset management.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund’s custodian. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Trustees (“Board”) of the Funds. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

The Money Market Fund uses the amortized cost method to value their portfolios securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. The High Yield Bond Fund, Intermediate Bond Fund and National Tax-Exempt Bond Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The High Yield Bond Fund and the Intermediate Bond Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Fund, declare and become ex-dividend daily and pay dividends monthly. GNMA Fund declares and becomes ex-dividend monthly and

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pays dividends monthly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. Each Fund (except GNMA Fund) has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.                Illiquid and Restricted Securities. The GNMA Fund may not invest in illiquid securities. Money Market Fund may not invest more than 10% of its net assets in illiquid securities and all other Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.            Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

L.              Mortgage Dollar Roll Transactions. Each Fund (except National Tax-Exempt Bond Fund) may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

M.         Options Contracts. The High Yield Bond Fund and the Intermediate Bond Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.            Construction Loan Securities. The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
GNMA Fund	$—	$597,825
High Yield Bond Fund	396,661,338	199,870,210
Intermediate Bond Fund	648,866,257	494,314,147
National Tax-Exempt Bond Fund	7,298,199	5,717,910

U.S. Government securities not included above were as follows:

	Purchases	Sales
GNMA Fund	$277,494,456	$349,262,323
Intermediate Bond Fund	2,214,361,610	2,049,298,205

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

All Funds in this report have an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Fund — 0.60% of the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for High Yield Bond Fund — 0.65% of the first $250 million, 0.60% of the next $250 million and 0.55% in excess of $500 million; for Intermediate Bond Fund — 0.50% of the first $500 million, 0.45% of the next $500 million, 0.425% of the next $1 billion and 0.40% in excess of $2 billion; for National Tax-Exempt Bond Fund — 0.50% on

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

the first $100 million and 0.40% in excess of $100 million; and for Money Market Fund — 0.25%.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), a wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund, with the exception of Money Market Fund, a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class M	Class O	Class Q	Class R
GNMA Fund	0.25%	1.00%	1.00%	0.75%	N/A	0.25%	N/A
High Yield Bond Fund	0.35%	1.00%	1.00%	N/A	N/A	N/A	N/A
Intermediate Bond Fund	0.35%	1.00%	1.00%	N/A	0.25%	N/A	0.50%
National Tax-Exempt Bond Fund	0.35%	1.00%	1.00%	N/A	N/A	N/A	N/A
Money Market Fund	0.75%	1.00%	1.00%	N/A	N/A	N/A	N/A

During the year ended March 31, 2005, the Distributor waived 0.10% of the Class A Distribution Fee for High Yield Bond Fund, Intermediate Bond Fund and National Tax-Exempt Bond Fund.

During the year ended March 31, 2005, the Distributor voluntarily waived Distribution and Service Fees of 0.34% for Class A and 0.03% for Class B and Class C for the Money Market Fund.

The Distributor also receives the proceeds of initial sales charge paid by shareholders upon the purchase of Class A and Class M shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2005, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Initial Sales Charges	$72,520	N/A	N/A	—
Contingent Deferred Sales Charges	52,577	N/A	$30,286	N/A

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
GNMA Fund	$288,452	$57,488	$233,013	$578,953
High Yield Bond Fund	152,820	23,698	160,009	336,527
Intermediate Bond Fund	277,528	56,954	220,824	555,306
National Tax-Exempt Bond Fund	12,031	2,404	9,066	23,501
Money Market Fund	256,803	2,686	220,919	480,408

At March 31, 2005, ING Life Insurance and Annuity Co., a wholly-owned indirect subsidiary of ING Groep, held 8.89%, 7.12%, 21.21% and 74.65% of the shares outstanding of GNMA Fund, High Yield Bond Fund, Intermediate Bond Fund and National Tax-Exempt Bond Fund, respectively. Also at March 31, 2005, ING National Trust, an indirect, wholly-owned subsidiary of ING Groep, owned 12.80% of Intermediate Bond Fund.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to written Expense Limitation Agreements, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

	Class A	Class B	Class C	Class I	Class M	Class O	Class Q	Class R
GNMA Fund	1.29%	2.04%	2.04%	1.04%	1.79%	N/A	1.29%	N/A
High Yield Bond Fund	1.20%	1.95%	1.95%	N/A	N/A	N/A	N/A	N/A
Intermediate Bond Fund	1.00%	1.75%	1.75%	0.75%	N/A	1.00%	N/A	1.25%
National Tax-Exempt Bond Fund	1.15%	1.90%	1.90%	N/A	N/A	N/A	N/A	N/A
Money Market Fund	0.77%	1.41%	1.41%	N/A	N/A	N/A	N/A	N/A

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of March 31, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	March 31,
	2006	2007	2008	Total
High Yield Bond Fund	$11,228	$—	$—	$11,228
Intermediate Bond Fund	—	—	251,036	251,036
National Tax-Exempt Bond Fund	12,441	3,844	—	16,285
Money Market Fund	319,086	—	—	319,086

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Fund, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

During the year ended March 31, 2005, the High Yield Bond Fund utilized the line of credit for 40 days with an approximate average daily balance of $1,115,200 and an approximate weighted average interest rate of 2.87%.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
GNMA Income Fund (Number of Shares)
Shares sold	11,936,769	25,619,769	1,139,243	3,701,108	794,628	3,267,282
Dividends reinvested	2,880,147	2,892,954	372,746	412,142	160,143	221,048
Shares redeemed	(20,045,296)	(36,101,757)	(4,519,492)	(6,217,595)	(3,286,313)	(5,888,039)
Net decrease in shares outstanding	(5,228,380)	(7,589,034)	(3,007,503)	(2,104,345)	(2,331,542)	(2,399,709)

GNMA Income Fund ($)
Shares sold	$103,248,084	$220,712,735	$9,812,626	$32,777,068	$6,841,947	$29,016,572
Dividends reinvested	24,892,865	25,548,426	3,211,230	3,633,981	1,380,904	1,940,307
Shares redeemed	(173,168,149)	(313,803,016)	(38,876,603)	(54,830,946)	(28,306,311)	(51,944,184)
Net decrease	$(45,027,200)	$(67,541,855)	$(25,852,747)	$(18,419,897)	$(20,083,460)	$(20,987,305)

	Class I Shares		Class M Shares		Class Q Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
GNMA Income Fund (Number of Shares)
Shares sold	460,536	608,292	12	3,037	—	—
Dividends reinvested	60,608	47,173	858	2,172	583	610
Shares redeemed	(267,754)	(444,235)	(12,295)	(93,627)	(3,468)	(5,994)
Net increase (decrease) in shares outstanding	253,390	211,230	(11,425)	(88,418)	(2,885)	(5,384)

GNMA Income Fund ($)
Shares sold	$3,990,291	$5,431,127	$92	$27,195	$—	$—
Dividends reinvested	524,103	416,747	7,441	19,277	5,047	5,396
Shares redeemed	(2,315,639)	(3,934,648)	(106,523)	(831,602)	(29,827)	(52,619)
Net increase (decrease)	$2,198,755	$1,913,226	$(98,990)	$(785,130)	$(24,780)	$(47,223)

	Class T Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004(1)
GNMA Income Fund (Number of Shares)
Shares sold	—	—
Dividends reinvested	—	7,490
Shares redeemed	—	(1,070,267)
Net decrease in shares outstanding	—	(1,062,777)

GNMA Income Fund ($)
Shares sold	$—	$—
Dividends reinvested	—	67,044
Shares redeemed	—	(8,942,484)
Net decrease	$—	$(8,875,440)

(1) Effective June 2, 2003, Class “T” shares converted into Class A shares within this Fund.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
High Yield Bond Fund (Number of Shares)
Shares sold	2,590,514	3,014,354	770,877	1,477,608	442,032	913,884
Shares issued in merger	9,802,063	—	14,680,633	—	2,015,478	—
Dividends reinvested	213,375	129,183	191,276	53,496	53,461	28,230
Shares redeemed	(4,907,225)	(3,423,033)	(3,390,430)	(817,189)	(715,334)	(365,555)
Net increase (decrease) in shares outstanding	7,698,727	(279,496)	12,252,356	713,915	1,795,637	576,559

High Yield Bond Fund ($)
Shares sold	$23,138,944	$25,756,838	$6,867,884	$12,764,015	$3,929,392	$7,905,003
Shares issued in merger	87,682,572	—	131,283,737	—	18,032,534	—
Dividends reinvested	1,906,830	1,110,915	1,710,350	464,713	475,768	245,987
Shares redeemed	(43,896,845)	(29,267,363)	(30,458,250)	(7,104,046)	(6,366,656)	(3,157,798)
Net increase (decrease)	$68,831,501	$(2,399,610)	$109,403,721	$6,124,682	$16,071,038	$4,993,192

	Class A Shares		Class B Shares		Class C Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
Intermediate Bond Fund (Number of Shares)
Shares sold	20,020,281	23,789,274	1,242,856	2,574,476	2,376,896	4,087,450
Shares issued in merger	7,782,918	—	281,573	—	178,918	—
Dividends reinvested	1,290,740	601,543	162,414	143,583	145,287	119,937
Shares redeemed	(9,777,963)	(13,118,758)	(1,730,794)	(2,250,151)	(2,438,209)	(2,567,915)
Net increase (decrease) in shares outstanding	19,315,976	11,272,059	(43,951)	467,908	262,892	1,639,472

Intermediate Bond Fund ($)
Shares sold	$208,496,288	$249,408,518	$12,918,869	$27,153,069	$24,752,573	$43,266,790
Shares issued in merger	81,024,830	—	2,925,680	—	1,860,336	—
Dividends reinvested	13,432,920	6,335,065	1,686,232	1,509,025	1,509,860	1,260,697
Shares redeemed	(101,648,431)	(136,162,176)	(17,962,624)	(23,726,034)	(25,320,455)	(27,040,140)
Net increase (decrease)	$201,305,607	$119,581,407	$(431,843)	$4,936,060	$2,802,314	$17,487,347

	Class I Shares		Class O Shares	Class R Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	August 13, 2004(1) to March 31, 2005	Year Ended March 31, 2005	Year Ended March 31, 2004
Intermediate Bond Fund (Number of Shares)
Shares sold	1,105,426	476,004	1,847,824	51,163	48
Shares issued in merger	2,462,195	—	2,517,767	—	—
Dividends reinvested	134,583	65,475	64,256	—	—
Shares redeemed	(822,774)	(609,124)	(1,136,816)	(20,940)	(1)
Net increase (decrease) in shares outstanding	2,879,430	(67,645)	3,293,031	30,223	47

Intermediate Bond Fund ($)
Shares sold	$11,537,314	$4,968,831	$19,277,116	$536,678	$514
Shares issued in merger	25,636,140	—	26,211,427	—	—
Dividends reinvested	1,401,462	690,213	669,961	—	—
Shares redeemed	(8,577,165)	(6,360,799)	(11,856,189)	(218,569)	(10)
Net increase (decrease)	$29,997,751	$(701,755)	$34,302,315	$318,109	$504

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
National Tax-Exempt Bond Fund (Number of Shares)
Shares sold	41,636	456,328	102,559	57,806	95,788	28,257
Dividends reinvested	6,613	25,856	4,182	5,368	2,212	3,304
Shares redeemed	(64,637)	(423,168)	(62,425)	(74,750)	(28,473)	(27,023)
Net increase (decrease) in shares outstanding	(16,388)	59,016	44,316	(11,576)	69,527	4,538

National Tax-Exempt Bond Fund ($)
Shares sold	$441,706	$4,960,064	$1,083,239	$629,452	$1,010,135	$310,681
Dividends reinvested	69,992	280,211	44,217	57,744	23,428	35,588
Shares redeemed	(684,691)	(4,618,660)	(659,861)	(807,779)	(300,795)	(290,031)
Net increase (decrease)	$(172,993)	$621,615	$467,595	$(120,583)	$732,768	$56,238

	Class A Shares		Class B Shares		Class C Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
Money Market Fund (Number of Shares)
Shares sold	370,502,330	420,747,212	36,332,099	157,965	97,034	62,057
Shares issued in merger	53,558,965	—	16,217,548	—	3,649,294	—
Dividends reinvested	4,586,322	1,881,730	61,152	1,415	5,136	776
Shares redeemed	(277,466,617)	(482,594,852)	(26,461,630)	(500,062)	(357,383)	(41,138)
Net increase (decrease) in shares outstanding	151,181,000	(59,965,910)	26,149,169	(340,682)	3,394,081	21,695

Money Market Fund ($)
Shares sold	$370,502,330	$419,497,760	$36,332,099	$157,965	$97,034	$62,057
Shares issued in merger	53,558,965	—	16,217,548	—	3,649,294	—
Dividends reinvested	4,586,251	1,881,743	61,152	1,415	5,136	776
Shares redeemed	(277,466,617)	(481,346,654)	(26,461,630)	(500,062)	(357,383)	(41,138)
Net increase (decrease)	$151,180,929	$(59,967,151)	$26,149,169	$(340,682)	$3,394,081	$21,695

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 10 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond Fund invests substantially in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The High Yield Bond Fund held the following defaulted securities at March 31, 2005.

Security	Market Value
Adelphia Business Solutions	$6
ICG Services, Inc.	4
Intl. Utility Structures, Inc.	2
Source Media, Inc.	1
WinStar Communications, Inc.	625
$638

For financial reporting purposes, it is each Fund’s accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of March 31, 2005:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains (Losses)
GNMA Income Fund	$—	$4,220,649	$(4,220,649)
High Yield Bond Fund	424,900,207	(250,300)	(424,649,907)
Intermediate Bond Fund	551,177	786,421	(1,337,598)
National Tax-Exempt Bond Fund	—	(1,419)	1,419
Money Market Fund	21,192	—	(21,192)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2005			Year Ended March 31, 2004
	Ordinary Income	Tax- Exempt Income	Long-Term Capital Gains	Ordinary Income	Tax- Exempt Income	Long-Term Capital Gains	Dividends Paid Deduction on Redemptions
GNMA Income Fund	$36,615,264	$—	$—	$39,406,147	$—	$—	$—
High Yield Bond Fund	9,567,361	—	—	4,595,062	—	—	—
Intermediate Bond Fund	23,745,777	—	1,302,980	14,424,000	—	—	432,360
National Tax-Exempt Bond Fund	4,862	857,915	178,348	62,260	870,059	474,890	—
Money Market Fund	4,816,936	—	—	1,908,765	—	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2005 were:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post October Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Income Fund	$1,158,018	$ —	$ —	$ 11,533,310	$(3,539,500)	$(4,473,153)	2006
						(1,688,098)	2007
						(2,870,184)	2008
						(527,639)	2010
						(1,009,937)	2012
						(5,795,720)	2013
						$(16,364,731)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post October Losses Deferred	Capital Loss Carryforwards	Expiration Dates
High Yield Bond Fund	$709,520	$—	$—	$(16,440,933)	$—	$(47,276,599)	2006
						(27,206,911)	2007
						(78,500,574)	2008
						(115,139,658)	2009
						(79,792,137)	2010
						(69,190,309)	2011
						(6,099,584)	2012
						$(423,205,772)

Intermediate Bond Fund	1,515,969	—	993,569	(6,326,086)	—	$—
National Tax-Exempt Bond Fund	—	69,152	—	1,156,770	(33,547)	$—
Money Market Fund	35,366	—	—	—	(56,132)	$(1,443)	2010
						(36,198)	2011
						(18,913)	2012
						(63,053)	2013
						$(119,607)

NOTE 12 — REORGANIZATIONS

On August 16, 2004, October 23, 2004 and March 13, 2005, ING Intermediate Bond Fund, ING High Yield Bond Fund and ING Money Market Fund, respectively, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of the ING Bond Fund, ING High Yield Opportunity Fund, ING Money Market Fund and ING Lexington Money Market Trust, respectively, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Funds are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000)	Total Net Assets of Acquiring Fund (000)	Acquired Fund Unrealized Appreciation/ Depreciation (000)	Conversion Ratio
ING Intermediate Bond Fund	ING Bond Fund	$137,658	$448,460	$ 1,584	1.01
ING High Yield Bond Fund	ING High Yield Opportunities Fund	236,999	73,458	(6,510)	0.81
ING Classic Money Market Fund	ING Money Market Fund	33,880	488,618	—	1.00
ING Classic Money Market Fund	ING Lexington Money Market Trust	39,474	488,618	—	1.00

The net assets of the ING Intermediate Bond Fund, ING High Yield Bond Fund and ING Classic Money Market Fund after the acquisition were approximately $586,118,000, $310,457,000 and $561,972,000, respectively.

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board of Trustees, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% (10% for Money Market Fund) of the Fund’s net assets, at market value, at time of purchase.

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
High Yield Bond Fund	Adelphia Business Solutions	61,806	7/20/00	$—	$6	0.0%
	Comforce Corp.	92,950	12/23/98	—	930	0.0%
	Dayton Superior Corp.	3,100	8/10/00	—	31	0.0%
	GT Group Telecom, Inc.	500	3/19/03	—	—	0.0%
	ICG Communications, Inc.	6,600	8/3/95	—	1	0.0%
	ICG Services, Inc., 0.000%, due 02/15/08	3,600,000	3/6/00	3,200,065	4	0.0%
	International Utility Structures, Inc., 0.000%, due 02/01/08	2,456,000	8/1/01	1,154,358	2	0.0%
	International Wireless Communications Holdings, Inc.	483,445	8/9/96	8,404,221	48	0.0%
	Jordan Telecommunications	2,350	1/31/00	—	61,241	0.0%
	North Atlantic Trading Co.	17,906	3/23/04	210,182	18	0.0%
	O Sullivan Industries, Inc.	373	3/19/03	—	—	0.0%
	O Sullivan Industries, Inc.	1,000	3/19/03	—	—	0.0%
	Russell-Stanley Holdings, Inc.	100,000	11/28/00	346,704	10	0.0%
	Source Media, Inc., 0.000%, due 11/01/49	623,056	7/25/03	—	1	0.0%
	WinStar Communications, Inc., 0.000%, due 04/15/10	6,250,000	1/12/01	4,337,809	625	0.0%
				$17,653,339	$62,917	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 13 — ILLIQUID SECURITIES (continued)

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Intermediate Bond Fund	Alpine III, 3.350%, due 08/16/14	434,000	8/4/04	$434,000	$434,958	0.1%
	Alpine III, 3.750%, due 08/16/14	434,000	8/4/04	434,000	434,792	0.1%
	Alpine III, 5.550%, due 08/16/14	276,000	8/4/04	276,000	276,943	0.0%
	Alpine III, 8.800%, due 08/16/14	669,000	8/4/04	669,000	671,350	0.1%
	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	256	4/16/04	43	47	0.0%
				$1,813,043	$1,818,090	0.3%
Money Market Fund	Goldman Sachs Group, Inc., 2.860%, due 02/13/06	10,500,000	1/13/05	$10,500,000	$10,500,000	1.8%
	Money Market Trust Series A, 2.885%, due 04/07/06	11,500,000	7/30/04	11,500,000	11,500,000	2.0%
	Newcastle CDO I Ltd., 2.880%, due 10/24/05	5,400,000	10/23/03	5,400,000	5,400,000	0.9%
				$27,400,000	$27,400,000	4.7%

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds (except GNMA Fund) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At March 31, 2005, the following Funds had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Value of Collateral
High Yield Bond Fund	$ 54,858,793	$ 56,161,719
Intermediate Bond Fund	166,786,845	169,675,342

NOTE 15 — SUBSEQUENT EVENTS

Subsequent to March 31, 2005, the following Funds declared dividends from net investment income,

	Per Share Amount	Payable Date	Record Date

GNMA Income Fund
Class A	$0.0350	April 5, 2005	March 31, 2005
Class B	$ 0.0296	April 5, 2005	March 31, 2005
Class C	$ 0.0295	April 5, 2005	March 31, 2005
Class I	$ 0.0370	April 5, 2005	March 31, 2005
Class M	$ 0.0314	April 5, 2005	March 31, 2005
Class Q	$ 0.0334	April 5, 2005	March 31, 2005
Class A	$ 0.0350	May 4, 2005	April 29, 2005
Class B	$ 0.0297	May 4, 2005	April 29, 2005
Class C	$ 0.0296	May 4, 2005	April 29, 2005
Class I	$ 0.0371	May 4, 2005	April 29, 2005
Class M	$ 0.0313	May 4, 2005	April 29, 2005
Class Q	$ 0.0350	May 4, 2005	April 29, 2005

High Yield Bond Fund
Class A	$ 0.0446	May 2, 2005	Daily
Class B	$ 0.0392	May 2, 2005	Daily
Class C	$ 0.0392	May 2, 2005	Daily

Intermediate Bond Fund
Class A	$ 0.0298	May 2, 2005	Daily
Class B	$ 0.0233	May 2, 2005	Daily
Class C	$ 0.0234	May 2, 2005	Daily
Class I	$ 0.0328	May 2, 2005	Daily
Class R	$ 0.0287	May 2, 2005	Daily
Class O	$ 0.0304	May 2, 2005	Daily

National Tax-Exempt Bond Fund
Class A	$ 0.0307	May 2, 2005	Daily
Class B	$ 0.0242	May 2, 2005	Daily
Class C	$ 0.0234	May 2, 2005	Daily

Money Market Fund
Class A	$ 0.0017	May 2, 2005	Daily
Class B	$ 0.0013	May 2, 2005	Daily
Class C	$ 0.0013	May 2, 2005	Daily

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

PORTFOLIO OF INVESTMENTS
ING GNMA INCOME Fund	AS OF MARCH 31, 2005

Principal Amount				Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 93.4%
		Federal Home Loan Mortgage Corporation: 0.2%
$189,521		7.000%, due 11/01/14		$199,219
876,339		7.500%, due 12/01/14-01/01/30		926,971
184,715		8.000%, due 01/01/30		198,907
				1,325,097
		Federal National Mortgage Association: 0.2%
144,290		6.500%, due 06/01/14		150,802
190,295		7.000%, due 03/01/15		200,190
278,057		7.500%, due 05/01/28		298,136
691,644		8.500%, due 08/01/11-09/01/15		740,467
				1,389,595
		Government National Mortgage Association: 93.0%
9,324,990		3.750%, due 05/20/34		9,175,897
22,387,892		5.000%, due 05/15/33-03/15/35		22,126,078
160,164,016	W	5.500%, due 04/20/29-03/15/35		161,815,079
539,171		5.650%, due 07/15/29		547,510
152,177,443		6.000%, due 07/15/28-03/20/35		156,555,519
816,212		6.250%, due 04/15/26-04/15/28		849,293
132,090		6.340%, due 02/15/29		132,936
5,745,851		6.400%, due 10/15/33-08/15/38		5,863,417
1,151,134		6.470%, due 09/15/33		1,177,162
28,732,952		6.500%, due 02/15/22-02/15/40		30,054,519
14,400,584		6.625%, due 01/15/34-01/15/40		15,005,462
1,701,718		6.650%, due 10/15/14-06/15/30		1,821,684
3,494,400		6.670%, due 01/15/40		3,685,396
6,152,660		6.687%, due 07/15/40		6,639,800
262,957		6.700%, due 12/15/14		267,930
4,277,667		6.745%, due 10/15/39		4,469,362
12,526,186		6.750%, due 06/15/13-01/15/41		13,315,904
2,826,733		6.810%, due 07/15/39		3,009,724
4,022,189		6.820%, due 05/15/27-04/15/34		4,276,447
9,748,722		6.840%, due 10/15/36		10,663,597
1,789,229		6.870%, due 03/15/39		1,920,478
3,244,465		6.875%, due 02/15/40		3,474,136
2,148,103		6.900%, due 01/15/32		2,359,110
2,845,575		6.950%, due 12/15/29		2,938,522
48,119,747		7.000%, due 07/15/22-12/15/35		50,808,516
8,898,881		7.010%, due 02/15/37		9,689,523
5,520,732		7.100%, due 11/15/39		6,005,162
8,887,211		7.125%, due 09/15/39		9,491,193
3,313,606		7.150%, due 07/15/36		3,615,789
2,067,685		7.250%, due 08/15/22-09/15/31		2,218,128
2,928,677		7.300%, due 08/15/36		3,184,043
4,072,900		7.500%, due 12/15/19-09/15/32		4,332,295
4,963,633		7.600%, due 08/15/31		5,399,647
9,379,287		7.625%, due 07/15/38		10,020,844
69,862		7.650%, due 12/15/12		72,325
422,818		7.700%, due 08/15/13		438,586
6,532,272		7.750%, due 06/15/14-12/15/35		6,981,703
1,007,761		7.800%, due 05/15/19-01/15/42		1,115,745
9,762,665		7.875%, due 09/15/29-04/15/38		10,249,051
11,112,748		8.000%, due 12/15/14-11/15/38		11,803,871
98,851		8.050%, due 07/15/19-04/15/21		107,360
1,194,247	S	8.100%, due 06/15/12-07/15/12		1,226,245
4,955,907		8.125%, due 05/15/38		5,254,941
3,921,873		8.150%, due 12/15/11-09/15/15		4,034,452
4,891,245		8.200%, due 10/15/11-05/15/13		5,001,949
2,029,558		8.250%, due 10/15/24-03/15/41		2,167,245
$6,803,932		8.500%, due 10/15/31		$7,131,001
116,067		8.750%, due 10/15/23-06/15/27		119,624
2,201,961		9.000%, due 05/15/20-12/15/34		2,312,052
1,359,729		9.250%, due 06/15/30		1,414,549
968,127		10.250%, due 08/15/29		1,031,133
				627,371,934
		Total U.S. Government Agency Obligations (Cost $618,591,781)		630,086,626
U.S. TREASURY OBLIGATIONS: 0.8%
		U.S. Treasury Bonds: 0.8%
5,000,000	S	5.375%, due 02/15/31		5,450,980
		Total U.S. Treasury Obligations (Cost $5,409,153)		5,450,980
		Total Long-Term Investments (Cost $624,000,934)		635,537,606
SHORT-TERM INVESTMENTS: 3.5%
		U.S. Treasury Bills: 3.5%
5,000,000		2.560%, due 05/26/05		4,980,189
12,000,000		2.670%, due 06/16/05		11,931,912
7,000,000		2.940%, due 08/25/05		6,916,980
		Total Short-Term Investments (Cost $23,831,032)		23,829,081
		Total Investments in Securities (Cost $647,831,966)*	97.70%	$659,366,687
		Other Assets and Liabilities-Net	2.30	15,389,106
		Net Assets	100.00%	$674,755,793

Government National Mortgage Association (“GNMA”) manages a program of Mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency.

Federal Home Loan Mortgage Corporation (“FHLMC”) purchase mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private organization.
W	When-issued or delayed delivery security.
S	Segregated securities for futures, when-issued or delayed delivery securities held at March 31, 2005.
*	Cost for federal income tax purposes is $647,833,377. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,840,233
Gross Unrealized Depreciation	(5,306,923)
Net Unrealized Appreciation	$11,533,310

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND	AS OF MARCH 31, 2005

Principal Amount			Value
CORPORATE BONDS/NOTES: 96.7%
		Advertising: 1.0%
$920,000	#,L	RH Donnelley Corp., 6.875%, due 01/15/13	$915,400
220,000	L	Vertis, Inc., 10.875%, due 06/15/09	213,400
225,000	#	Vertis, Inc., 13.500%, due 12/07/09	184,500
1,395,000	#,L	WDAC Subsidiary Corp., 8.375%, due 12/01/14	1,304,325
			2,617,625
		Aerospace/Defense: 1.3%
780,000	#,L	DRS Technologies, Inc., 6.875%, due 11/01/13	783,900
525,000		DRS Technologies, Inc., 6.875%, due 11/01/13	527,625
515,000		L-3 Communications Corp., 6.125%, due 07/15/13	511,138
535,000		L-3 Communications Corp., 7.625%, due 06/15/12	571,113
825,000		Sequa Corp., 8.875%, due 04/01/08	870,374
50,000		Sequa Corp., 9.000%, due 08/01/09	53,750
			3,317,900
		Airlines: 0.1%
255,000	L	American Airlines, Inc., 6.817%, due 05/23/11	237,191
			237,191
		Apparel: 1.6%
750,000	#,L	Levi Strauss & Co., 7.730%, due 04/01/12	740,625
530,000	#,L	Levi Strauss & Co., 9.750%, due 01/15/15	523,375
1,325,000		Phillips-Van Heusen, 8.125%, due 05/01/13	1,394,563
1,365,000		Russell Corp., 9.250%, due 05/01/10	1,457,137
			4,115,700
		Auto Parts and Equipment: 1.8%
635,000	#	Accuride Corp., 8.500%, due 02/01/15	625,475
450,000	#,L	Cooper Standard Auto, 7.000%, due 12/15/12	420,750
610,000		Meritor Automotive, Inc., 6.800%, due 02/15/09	606,950
860,000		Rexnord Corp., 10.125%, due 12/15/12	950,300
515,000	#,L	Tenneco Automotive, Inc., 8.625%, due 11/15/14	503,413
460,000	L	Tenneco Automotive, Inc., 10.250%, due 07/15/13	515,200
981,000	L	TRW Automotive, Inc., 11.000%, due 02/15/13	1,103,625
			4,725,713
		Building Materials: 0.9%
$845,000	@@	Ainsworth Lumber Co. Ltd., 6.750%, due 03/15/14	$806,975
405,000		Nortek, Inc., 8.500%, due 09/01/14	392,850
725,000		Ply Gem Industries, Inc., 9.000%, due 02/15/12	688,750
535,000		US Concrete, Inc., 8.375%, due 04/01/14	535,000
			2,423,575
		Chemicals: 4.8%
970,000		Equistar Funding Corp., 10.625%, due 05/01/11	1,093,675
1,215,000		IMC Global, Inc., 10.875%, due 06/01/08	1,397,250
2,440,000		Lyondell Chemical Co., 9.625%, due 05/01/07	2,629,100
2,490,000		Nalco Co., 7.750%, due 11/15/11	2,602,050
2,260,000	L	PolyOne Corp., 8.875%, due 05/01/12	2,429,500
270,000	#,L	PQ Corp., 7.500%, due 02/15/13	267,300
915,000	#,L	Rockwood Specialties Group, Inc., 7.500%, due 11/15/14	919,575
1,170,000		Rockwood Specialties Group, Inc., 10.625%, due 05/15/11	1,304,550
			12,643,000
		Commercial Services: 0.6%
1,500,000		Corrections Corp. of America, 7.500%, due 05/01/11	1,526,250
			1,526,250
		Distribution/Wholesale: 0.4%
1,120,000		Aviall, Inc., 7.625%, due 07/01/11	1,170,400
			1,170,400
		Diversified Financial Services: 3.7%
200,000	#	Affinia Group, Inc., 9.000%, due 11/30/14	186,000
235,000		Alamosa Delaware, Inc., 8.500%, due 01/31/12	244,694
205,000	#	American Commercial Lines/ACL Finance Corp., 9.500%, due 02/15/15	212,688
56,000	#	Crystal US Holdings 3 LLC, 3.710%, due 10/01/14	39,480
1,505,000		Global Cash Finance Corp., 8.750%, due 03/15/12	1,602,825
970,000		PanAmSat Holding Corp., 4.460%, due 11/01/14	635,350
385,000	#	Rainbow National Services LLC, 8.750%, due 09/01/12	415,800
320,000	#	Rainbow National Services LLC, 10.375%, due 09/01/14	359,200
980,000		Universal City Development Partners, 11.750%, due 04/01/10	1,122,100
510,000	#,L	Universal City Florida Holding Co. I/II, 7.493%, due 05/01/10	530,400

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$275,000	#,L	Universal City Florida Holding Co. I/II, 8.375%, due 05/01/10	$281,875
610,000	#,L	Valor Telecommunications Enterprises LLC/Finance Corp., 7.750%, due 02/15/15	610,000
1,755,000		Vanguard Health Holding Co. II LLC, 9.000%, due 10/01/14	1,855,913
1,725,000		Visant Corp., 7.625%, due 10/01/12	1,716,375
			9,812,700
		Electric: 8.2%
430,000	#	AES Corp., 8.750%, due 05/15/13	470,850
1,375,000	L	AES Corp., 8.875%, due 02/15/11	1,495,313
1,350,000	L	Aquila, Inc., 7.625%, due 11/15/09	1,390,500
700,000	#,L	Calpine Corp., 8.500%, due 07/15/10	553,000
1,170,000	#,L	Calpine Corp., 9.625%, due 09/30/14	1,178,775
1,790,000	L	CMS Energy Corp., 7.500%, due 01/15/09	1,852,650
1,278,592		Homer City Funding LLC, 8.734%, due 10/01/26	1,486,363
1,310,000	#	Inergy LP/Inergy Finance Corp., 6.875%, due 12/15/14	1,264,150
3,325,000		Midwest Generation LLC, 8.300%, due 07/02/09	3,568,141
1,515,000	#	Nevada Power Co., 5.875%, due 01/15/15	1,484,700
2,840,000		Nevada Power Co., 10.875%, due 10/15/09	3,195,000
1,215,000		TECO Energy, Inc., 7.500%, due 06/15/10	1,300,050
670,000	#,L	Texas Genco Financing Corp., 6.875%, due 12/15/14	675,025
1,975,000	#	TXU Corp., 5.550%, due 11/15/14	1,877,318
			21,791,835
		Electrical Components and Equipment: 0.2%
475,000	@@	Lengrand Holdings SA, 10.500%, due 02/15/13	539,125
			539,125
		Electronics: 0.4%
795,000		Fisher Scientific Intl., 8.000%, due 09/01/13	868,538
255,000		Sanmina-SCI Corp., 10.375%, due 01/15/10	286,875
			1,155,413
		Entertainment: 3.6%
480,000	L	AMC Entertainment, Inc., 8.000%, due 03/01/14	460,800
2,535,000		American Casino & Entertainment Properties LLC, 7.850%, due 02/01/12	2,642,738
$865,000		Cinemark USA, Inc., 9.000%, due 02/01/13	$942,850
1,190,000	#	LCE Acquisition Corp., 9.000%, due 08/01/14	1,190,000
685,000	#,L	Marquee, Inc., 8.625%, due 08/15/12	732,950
1,265,000		Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	1,271,325
260,000	L	Six Flags, Inc., 8.875%, due 02/01/10	245,700
1,120,000	L	Warner Music Group, 7.375%, due 04/15/14	1,159,200
395,000	#	WMG Holdings Corp., 3.780%, due 12/15/14	274,525
395,000	#	WMG Holdings Corp., 7.385%, due 12/15/11	406,850
			9,326,938
		Environmental Control: 0.9%
2,360,000		Allied Waste North America, 8.500%, due 12/01/08	2,430,800
			2,430,800
		Food: 4.3%
580,000		Del Monte Corp., 8.625%, due 12/15/12	630,750
1,175,000		Delhaize America, Inc., 8.125%, due 04/15/11	1,311,912
1,230,000		Dole Food Co., 8.625%, due 05/01/09	1,297,650
1,295,000	L	Great Atlantic & Pacific Tea Co., 7.750%, due 04/15/07	1,307,950
1,645,000		Land O’ Lakes, Inc., 9.000%, due 12/15/10	1,784,824
755,000		Roundy’s, Inc., 8.875%, due 06/15/12	811,625
1,555,000		Smithfield Foods, Inc., 7.750%, due 05/15/13	1,656,075
1,495,000		Swift & Co., 10.125%, due 10/01/09	1,648,238
745,000		Swift & Co., 12.500%, due 01/01/10	843,713
			11,292,737
		Forest Products and Paper: 3.3%
1,405,000		Abitibi-Consolidated Finance LP, 7.875%, due 08/01/09	1,408,513
2,710,000		Appleton Papers, Inc., 8.125%, due 06/15/11	2,811,624
1,545,000	L	Georgia-Pacific Corp., 7.750%, due 11/15/29	1,691,775
820,000		Georgia-Pacific Corp., 8.875%, due 02/01/10	919,425
285,000		Georgia-Pacific Corp., 9.375%, due 02/01/13	319,913
1,570,000	@@	Norske Skog Canada Ltd., 7.375%, due 03/01/14	1,530,750
			8,682,000
		Gas: 0.2%
615,000	#	Colorado Interstate Gas Co., 5.950%, due 03/15/15	595,905
			595,905

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Healthcare-Products: 1.2%
$1,210,000	#	CDRV Investors, Inc., 5.180%, due 01/01/15	$735,075
485,000		Medical Device Manufacturing, Inc., 10.000%, due 07/15/12	521,375
1,740,000		VWR International, Inc., 8.000%, due 04/15/14	1,770,450
			3,026,900
		Healthcare-Services: 4.9%
1,340,000	#,L	Alliance Imaging, Inc., 7.250%, due 12/15/12	1,273,000
820,000		Ardent Health Services, Inc., 10.000%, due 08/15/13	975,800
805,000	#,L	Community Health Systems, Inc., 6.500%, due 12/15/12	788,900
2,380,000		Genesis HealthCare Corp., 8.000%, due 10/15/13	2,606,100
1,955,000		HCA, Inc., 6.375%, due 01/15/15	1,950,390
1,330,000		HCA, Inc., 7.875%, due 02/01/11	1,445,581
450,000		HCA, Inc., 8.750%, due 09/01/10	508,313
970,000		Healthsouth Corp., 8.375%, due 10/01/11	960,300
950,000	#,L	Select Medical Corp,, 7.625%, due 02/01/15	954,750
1,230,000		Tenet Healthcare Corp,, 9.875%, due 07/01/14	1,285,350
			12,748,484
		Holding Companies-Diversified: 0.3%
720,000	#,L	Atlantic Broadband Finance LLC, 9.375%, due 01/15/14	694,800
			694,800
		Home Builders: 2.1%
360,000		DR Horton, Inc., 7.875%, due 08/15/11	395,133
265,000	L	KB Home, 5.875%, due 01/15/15	254,520
865,000		KB Home, 6.375%, due 08/15/11	880,948
1,370,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	1,424,800
440,000		Technical Olympic USA, Inc., 10.375%, due 07/01/12	484,000
300,000	#	WCI Communities, Inc., 6.625%, due 03/15/15	286,500
955,000	L	WCI Communities, Inc., 10.625%, due 02/15/11	1,039,756
665,000	L	William Lyon Homes, Inc., 10.750%, due 04/01/13	734,825
			5,500,482
		Home Furnishings: 0.5%
220,000		Norcraft Capital Corp., 4.570%, due 09/01/12	157,300
1,150,000		Norcraft Finance Corp., 9.000%, due 11/01/11	1,196,000
			1,353,300
		Household Products/Wares: 1.2%
1,775,000		American Achievement Corp., 8.250%, due 04/01/12	1,846,000
1,100,000	L	Playtex Products, Inc., 8.000%, due 03/01/11	1,190,750
			3,036,750
		Iron/Steel: 1.9%
$600,000	L	AK Steel Corp, 7.750%, due 06/15/12	$580,500
2,225,000		AK Steel Corp., 7.875%, due 02/15/09	2,191,625
745,000		California Steel Industries, Inc., 6.125%, due 03/15/14	711,475
1,330,000		United States Steel Corp., 9.750%, due 05/15/10	1,479,625
			4,963,225
		Leisure Time: 1.3%
475,000	@@,#	NCL Corp., 10.625%, due 07/15/14	493,406
875,000		Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	936,250
1,790,000		Royal Caribbean Cruises Ltd., 8.000%, due 05/15/10	1,975,713
			3,405,369
		Lodging: 5.2%
2,515,000	L	Aztar Corp., 7.875%, due 06/15/14	2,684,762
740,000	L	Hilton Hotels Corp., 7.625%, due 12/01/12	846,084
1,720,000		John Q Hammons Hotels LP, 8.875%, due 05/15/12	1,853,300
775,000		Mandalay Resort Group, 6.375%, due 12/15/11	786,625
842,000		Mandalay Resort Group, 9.500%, due 08/01/08	924,095
1,520,000		MGM Mirage, 5.875%, due 02/27/14	1,442,100
1,925,000		MGM Mirage, 8.500%, due 09/15/10	2,117,500
625,000	L	Station Casinos, Inc., 6.500%, due 02/01/14	623,438
2,550,000	#	Wynn Las Vegas Capital Corp., 6.625%, due 12/01/14	2,435,250
			13,713,154
		Machinery-Construction and Mining: 0.7%
1,795,000		Terex Corp., 7.375%, due 01/15/14	1,839,875
			1,839,875
		Media: 9.5%
440,000		Block Communications, Inc., 9.250%, due 04/15/09	470,800
3,003,844	@@,#,L	CanWest Media, Inc., 8.000%, due 09/15/12	3,176,564
515,000	@@	CanWest Media, Inc., 10.625%, due 05/15/11	563,925
770,000		CBD Media Holdings LLC, 9.250%, due 07/15/12	789,250
675,000		CBD Media, Inc., 8.625%, due 06/01/11	698,625
860,000	L	Charter Communications Holdings Capital Corp., 9.625%, due 11/15/09	677,250
1,350,000		Charter Communications Holdings II Capital Corp., 10.250%, due 09/15/10	1,383,749

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Media (continued)
$1,275,000	#	Charter Communications Operating Capital Corp., 8.000%, due 04/30/12	$1,275,000
980,000	L	CSC Holdings, Inc., 7.625%, due 04/01/11	1,024,100
510,000		CSC Holdings, Inc., 7.625%, due 07/15/18	532,950
1,025,000		CSC Holdings, Inc., 8.125%, due 07/15/09	1,086,500
1,029,000		Dex Media Finance Co., 9.875%, due 08/15/13	1,152,480
870,000		Dex Media, Inc., 8.000%, due 11/15/13	904,800
655,000	L	Echostar DBS Corp., 6.375%, due 10/01/11	645,175
915,000	#	Echostar DBS Corp., 6.625%, due 10/01/14	888,694
500,000	L	Emmis Operating Co., 6.875%, due 05/15/12	492,500
680,000		Entravision Communications Corp., 8.125%, due 03/15/09	712,300
270,000		Gray Television, Inc., 9.250%, due 12/15/11	292,950
665,000		Houghton Mifflin Co., 8.250%, due 02/01/11	681,625
665,000	L	Houghton Mifflin Co., 9.875%, due 02/01/13	688,275
300,000	L	Insight Communications Co., Inc., 0.000%, due 02/15/11	300,000
960,000	@@,#,L	Kabel Deutschland GmbH, 10.625%, due 07/01/14	1,065,600
705,000		Nexstar Finance Holdings, Inc., 2.970%, due 04/01/13	556,950
1,005,000	L	Paxson Communications Corp., 10.750%, due 07/15/08	1,002,488
405,000		Primedia, Inc., 8.000%, due 05/15/13	415,125
505,000	@@	Quebecor Media, Inc., 11.125%, due 07/15/11	560,550
660,000	L	Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	676,500
623,056	**,I,X	Source Media, Inc., 0.000%, due 11/01/49	1
1,360,000	@@	Videotron Ltee, 6.875%, due 01/15/14	1,373,599
753,000	L	Young Broadcasting, Inc., 10.000%, due 03/01/11	773,708
			24,862,033
		Metal Fabricate/Hardware: 0.0%
2,456,000	@@,**,I,X	International Utility Structures, Inc., 0.000%, due 02/01/08	2
			2
		Miscellaneous Manufacturing: 0.2%
410,000		Koppers, Inc., 9.875%, due 10/15/13	459,200
			459,200
		Office/Business Equipment: 0.5%
655,000		Xerox Corp., 6.875%, due 08/15/11	670,556
$200,000		Xerox Corp., 7.625%, due 06/15/13	$210,000
500,000		Xerox Corp., 9.750%, due 01/15/09	566,250
			1,446,806
		Oil and Gas: 4.7%
925,000	#	Chesapeake Energy Corp., 6.375%, due 06/15/15	918,063
1,460,000		Chesapeake Energy Corp., 7.500%, due 09/15/13	1,547,600
1,580,000		Energy Partners Ltd., 8.750%, due 08/01/10	1,698,500
895,000		Newfield Exploration Co., 6.625%, due 09/01/14	910,663
1,445,000		Parker Drilling Co., 7.660%, due 09/01/10	1,502,800
1,410,000		Swift Energy Co., 7.625%, due 07/15/11	1,466,400
2,115,000		Swift Energy Co., 9.375%, due 05/01/12	2,305,349
1,715,000	@@	Western Oil Sands, Inc., 8.375%, due 05/01/12	1,961,123
			12,310,498
		Oil and Gas Services: 1.5%
550,000		Grant Prideco Escrow Corp., 9.000%, due 12/15/09	596,750
500,000		Grant Prideco, Inc., 9.625%, due 12/01/07	547,500
1,770,000	L	Hanover Compressor Co., 9.000%, due 06/01/14	1,902,750
750,000	L	Hanover Equipment Trust, 8.750%, due 09/01/11	795,000
			3,842,000
		Packaging and Containers: 3.3%
1,250,000		BWAY Corp., 10.000%, due 10/15/10	1,334,375
2,625,000	@@	Crown European Holdings SA, 10.875%, due 03/01/13	3,058,124
750,000	#,L	Graham Packaging Co., Inc., 8.500%, due 10/15/12	753,750
1,115,000	L	Jefferson Smurfit Corp., 8.250%, due 10/01/12	1,151,238
2,305,000		Owens-Brockway, 8.250%, due 05/15/13	2,449,063
			8,746,550
		Pipelines: 4.5%
1,820,000	L	El Paso Corp., 7.875%, due 06/15/12	1,820,000
1,975,000		El Paso Natural Gas Co., 7.625%, due 08/01/10	2,080,884
2,440,000		Southern Natural Gas Co., 8.000%, due 03/01/32	2,631,952
1,780,000		Transcontinental Gas Pipe LN, 7.250%, due 12/01/26	1,886,800
2,835,000		Transcontinental Gas Pipe LN, 8.875%, due 07/15/12	3,338,213
			11,757,849
		Real Estate Investment Trusts: 1.6%
2,030,000	L	Host Marriott LP, 7.125%, due 11/01/13	2,024,925

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Real Estate Investment Trusts (continued)
$870,000	L	Meristar Hospitality Corp., 9.000%, due 01/15/08	$904,800
1,135,000	L	MeriStar Hospitality Finance Corp., 10.500%, due 06/15/09	1,220,125
			4,149,850
		Retail: 3.6%
760,000		CSK Auto, Inc., 7.000%, due 01/15/14	721,050
900,000	#,L	Denny’s Corp., 10.000%, due 10/01/12	949,500
605,000		Dollar General Corp., 8.625%, due 06/15/10	688,188
830,000		Domino’s, Inc., 8.250%, due 07/01/11	871,500
1,285,000	#,L	General Nutrition Centers, Inc., 8.625%, due 01/15/11	1,214,325
1,000,000		JC Penney Co., Inc., 8.000%, due 03/01/10	1,005,000
1,495,000		JC Penney Co., Inc., 9.000%, due 08/01/12	1,562,275
1,025,000	@@,L	Jean Coutu Group, Inc., 7.625%, due 08/01/12	1,050,625
1,320,000	@@,L	Jean Coutu Group, Inc., 8.500%, due 08/01/14	1,288,650
			9,351,113
		Semiconductors: 0.4%
520,000	@@,#	MagnaChip Semiconductor Finance Co., 6.875%, due 12/15/11	527,800
270,000	@@,#,L	MagnaChip Semiconductor Finance Co., 8.000%, due 12/15/14	277,425
135,000	@@,#	STATS ChipPAC Ltd., 6.750%, due 11/15/11	128,250
			933,475
		Telecommunications: 10.3%
1,250,000		American Tower Corp., 7.125%, due 10/15/12	1,249,999
441,000		American Tower Corp., 9.375%, due 02/01/09	465,255
1,145,000		American Towers, Inc., 7.250%, due 12/01/11	1,187,937
125,000		AT&T Corp., 9.050%, due 11/15/11	142,656
705,000		AT&T Corp., 9.750%, due 11/15/31	863,625
770,000		Cellular Operating Co. LLC, 8.125%, due 02/01/14	793,100
890,000		Centennial Communications Corp., 10.125%, due 06/15/13	987,900
735,000	L	Cincinnati Bell, Inc., 7.250%, due 07/15/13	735,000
260,000	L	Citizens Communications Co., 9.000%, due 08/15/31	271,700
390,000		Citizens Communications Co., 9.250%, due 05/15/11	429,000
965,000	L	Crown Castle Intl. Corp., 7.500%, due 12/01/13	1,063,913
3,600,000	+,I,X,**	ICG Services, Inc., 0.000%, due 02/15/08	4
$950,000	@@	Inmarsat Finance PLC, 0.000%, due 11/15/12	$674,500
950,000	@@	Inmarsat Finance PLC, 7.625%, due 06/30/12	950,000
490,000		Insight Capital, Inc., 10.500%, due 11/01/10	526,750
645,000	@@,#	Intelsat Bermuda Ltd., 8.250%, due 01/15/13	654,675
1,230,000	@@,#,L	Intelsat Bermuda Ltd., 8.625%, due 01/15/15	1,260,749
130,000	#	Iwo Escrow Co., 6.320%, due 01/15/12	133,250
515,000		Lucent Technologies, Inc., 6.450%, due 03/15/29	446,763
275,000		MCI, Inc., 6.908%, due 05/01/07	280,500
595,000		MCI, Inc., 8.735%, due 05/01/14	655,988
225,000		MetroPCS, Inc., 10.750%, due 10/01/11	230,625
1,370,000		Nextel Communications, Inc., 7.375%, due 08/01/15	1,453,912
705,000		Nextel Partners, Inc., 8.125%, due 07/01/11	752,588
740,000	#	PanAmSat Corp., 9.000%, due 08/15/14	784,400
1,625,000	L	Qwest Capital Funding, Inc., 6.375%, due 07/15/08	1,523,437
480,000		Qwest Capital Funding, Inc., 7.750%, due 08/15/06	487,800
465,000		Qwest Corp., 6.875%, due 09/15/33	403,388
705,000	#	Qwest Corp., 7.875%, due 09/01/11	729,675
260,000	#	Qwest Corp., 9.125%, due 03/15/12	284,050
959,000	#	Qwest Services Corp., 14.000%, due 12/15/10	1,114,837
285,000	@@	Rogers Wireless Communications, Inc., 7.250%, due 12/15/12	292,125
900,000	@@,L	Rogers Wireless Communications, Inc., 8.000%, due 12/15/12	929,250
680,000		Rural Cellular Corp., 8.250%, due 03/15/12	697,000
250,000		Rural Cellular Corp., 9.875%, due 02/01/10	252,500
450,000		SBA Communications Corp., 2.130%, due 12/15/11	390,375
260,000	#	SBA Communications Corp., 8.500%, due 12/01/12	270,400
385,000	L	Spectrasite, Inc., 8.250%, due 05/15/10	403,288
1,055,000	#	Telcordia Technologies, Inc., 10.000%, due 03/15/13	1,052,363
340,000		US Unwired, Inc., 10.000%, due 06/15/12	378,250
940,000		Western Wireless Corp., 9.250%, due 07/15/13	1,076,299
6,250,000	**,I,X	WinStar Communications, Inc., 0.000%, due 04/15/10	625
			27,280,451
		Total Corporate Bonds/Notes (Cost $261,208,699)	253,826,973

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING HIGH YIELD BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Shares				Value
COMMON STOCK: 0.0%
		Diversified Financial Services: 0.0%
17,906	@,I,X	North Atlantic Trading Co.		$18
				18
		Packaging and Containers: 0.0%
100,000	@,#,I,X	Russell-Stanley Holdings, Inc.		10
				10
		Telecommunications: 0.0%
61,806	@,I,X	Adelphia Business Solutions		6
132	@,@@	Completel Europe NV		6,004
483,445	@,I,X	International Wireless Communications Holdings, Inc.		48
2,350	@,I,X	Jordan Telecommunications		61,241
15	@	Mpower Holding Corp.		22
				67,321
		Total Common Stock (Cost $8,965,004)		67,349
PREFERRED STOCK: 0.0%
		Media: 0.0%
103		Paxson Communications Corp.		6,996
		Telecommunications: 0.0%
373	@,@@,I,X	O Sullivan Industries, Inc.		—
				—
		Total Preferred Stock (Cost $9,186)		6,996
WARRANTS: 0.0%
580	@	American Tower Corp.		130,209
92,950	@,I,X	Comforce Corp.		930
3,100	@,#,I,X	Dayton Superior Corp.		31
500	@,@@,#,I,X	GT Group Telecom, Inc.		—
6,600	@,#,I,X	ICG Communications, Inc.		1
1,000	@,@@,I,X	O Sullivan Industries, Inc.		—
		Total Warrants (Cost $47,403)		131,171
		Total Long-Term Investments (Cost $270,230,292)		254,032,489

Principal Amount				Value
SHORT-TERM INVESTMENTS: 21.4%
		Securities Lending CollateralCC: 21.4%
$56,161,719		The Bank of New York Institutional Cash Reserves Fund		56,161,719
		Total Short-Term Investments (Cost $56,161,719)		56,161,719
		Total Investments in Securities (Cost $326,392,011)*	118.1%	$310,194,208
		Other Assets and Liabilities-Net	(18.1)	(47,579,133)
		Net Assets	100.0%	$262,615,078

@	Non-income producing security
@@	Foreign issuer
+	Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at March 31, 2005.
**	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $326,725,179. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,979,690
Gross Unrealized Depreciation	(21,510,661)
Net Unrealized Depreciation	$(16,530,971)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005

Principal Amount			Value
CORPORATE BONDS/NOTES: 20.2%
		Airlines: 0.2%
$1,638,000	L	American Airlines, Inc., 7.324%, due 10/15/09	$1,383,442
			1,383,442
		Banks: 5.2%
910,000	@@,C,L	Australia & New Zealand Banking Group Ltd., 2.400%, due 11/29/49	807,677
1,104,000	@@,#	Banco Santander Chile, 3.310%, due 12/09/09	1,108,004
1,641,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	1,837,472
1,180,000	@@,C	Bank of Ireland, 3.260%, due 12/29/49	1,041,304
490,000	@@,C	Bank of Nova Scotia, 3.255%, due 08/31/85	416,042
1,627,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	1,772,130
984,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	1,030,573
1,240,000	@@,C,L	Den Norske Bank ASA, 3.250%, due 08/29/49	1,050,900
1,140,000	L,@@,#	First Citizens St Lucia Ltd., 5.460%, due 02/01/12	1,119,336
1,046,000	@@,#,C	HBOS Capital Funding LP, 6.071%, due 06/30/49	1,097,113
3,200,000	@@,C	HSBC Bank PLC, 2.839%, due 06/29/49	2,822,199
1,570,000	@@,C	Lloyds TSB Bank PLC, 2.960%, due 06/29/49	1,380,297
1,590,000	@@,C	Lloyds TSB Bank PLC, 3.230%, due 08/29/49	1,387,588
1,614,000	#,C	M&T Bank Corp., 3.850%, due 04/01/13	1,574,352
1,159,000	C	Mellon Capital I, 7.720%, due 12/01/26	1,245,627
1,190,000	@@,C	National Australia Bank Ltd., 2.361%, due 10/29/49	1,056,586
1,710,000	@@,C,L	National Westminster Bank PLC, 3.063%, due 11/29/49	1,469,198
641,000	C	NB Capital Trust, 7.830%, due 12/15/26	676,813
601,000	C	NB Capital Trust IV, 8.250%, due 04/15/27	667,245
1,447,000		PNC Funding Corp., 4.500%, due 03/10/10	1,433,410
1,316,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	1,324,164
780,000	@@,C	Royal Bank of Scotland Group PLC, 2.938%, due 12/29/49	697,556
690,000	@@,C	Societe Generale, 2.719%, due 11/29/49	603,695
2,050,000	@@,C,L	Standard Chartered PLC, 2.813%, due 11/29/49	1,701,621
1,780,000	@@,C	Standard Chartered PLC, 2.838%, due 12/29/49	1,477,400
1,000,000	@@	Standard Chartered PLC, 3.438%, due 07/29/49	831,927
1,197,000	C	U.S. Bancorp, 8.090%, due 11/15/26	1,286,465
$840,000	@@,C	Westpac Banking Corp., 3.530%, due 09/30/49	$723,603
1,087,000	#,C,L	Westpac Capital Trust IV, 5.256%, due 12/29/49	1,066,648
			34,706,945
		Beverages: 0.6%
1,934,000	@@,L	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	2,224,100
1,818,000	#,C,S	Miller Brewing Co., 4.250%, due 08/15/08	1,801,498
			4,025,598
		Chemicals: 0.3%
397,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	414,033
1,728,000		Union Carbide Corp., 7.750%, due 10/01/96	1,737,504
			2,151,537
		Diversified Financial Services: 3.8%
434,000	#,I	Alpine III, 3.350%, due 08/16/14	434,958
434,000	#,I	Alpine III, 3.750%, due 08/16/14	434,792
276,000	#,I	Alpine III, 5.550%, due 08/16/14	276,943
669,000	#,I	Alpine III, 8.800%, due 08/16/14	671,350
493,111	#,C,S	Arcel Finance Ltd., 5.984%, due 02/01/09	506,369
901,000	#	Arcel Finance Ltd., 6.361%, due 05/01/12	892,733
996,000	#,C	Arcel Finance Ltd., 7.048%, due 09/01/11	1,016,846
1,544,000	#	Bosphorus Financial Services Ltd., 4.830%, due 02/15/12	1,546,075
2,015,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	2,030,113
1,153,000	C	Citigroup Capital II, 7.750%, due 12/01/36	1,226,851
2,343,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	2,549,274
570,000	@@,C	Financiere CSFB NV, 2.688%, due 03/29/49	484,249
740,000	L	Ford Motor Credit Co., 5.700%, due 01/15/10	697,760
1,469,000		Goldman Sachs Group, Inc., 3.120%, due 03/02/10	1,470,701
1,170,000	C	JPM Capital Trust I, 7.540%, due 01/15/27	1,261,737
1,341,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	1,444,280
1,828,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	1,818,887
1,833,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	1,804,711
256	@@,I	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	47

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$2,116,549	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	$2,131,354
9,500,000	#,XX	Toll Road Investors Partnership II LP, .000%, due 02/15/45	1,114,766
1,200,000	#,C	Twin Reefs Pass-Through Trust, 3.770%, due 12/10/49	1,206,970
798,000	@@,C,L	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	869,562
			25,891,328
		Electric: 2.6%
1,813,280	C	CE Generation LLC, 7.416%, due 12/15/18	1,938,929
926,000	C	Consumers Energy Co., 5.150%, due 02/15/17	893,983
1,839,000	C	Consumers Energy Co., 4.250%, due 04/15/08	1,820,671
1,471,000	C	Enterprise Capital Trust II, 4.313%, due 06/30/28	1,464,535
1,125,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	1,188,522
2,294,000	C	FirstEnergy Corp., 7.375%, due 11/15/31	2,606,508
927,000	#,C	Juniper Generation LLC, 6.790%, due 12/31/14	907,275
2,013,000	C	Pacific Gas & Electric Co., 6.050%, due 03/01/34	2,074,115
1,175,000	C,S	Potomac Edison Co., 5.000%, due 11/01/06	1,184,332
140,803	#,C,S	Power Contract Financing LLC, 5.200%, due 02/01/06	141,957
1,169,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	1,199,066
384,092		PPL Montana LLC, 8.903%, due 07/02/20	441,946
615,590	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	633,536
1,301,000	S	TXU Corp., 4.446%, due 11/16/06	1,301,545
			17,796,920
		Food: 0.6%
1,658,000	C	Safeway, Inc., 4.800%, due 07/16/07	1,659,540
2,060,000	C,S	Tyson Foods, Inc., 7.250%, due 10/01/06	2,150,171
			3,809,711
		Gas: 0.2%
1,343,000	#,C,S	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	1,408,494
			1,408,494
		Home Builders: 0.0%
54,000	C	Technical Olympic USA, Inc., 9.000%, due 07/01/10	56,430
			56,430
		Insurance: 1.0%
$1,143,000		AON Corp., 8.205%, due 01/01/27	$1,300,915
985,000		GE Global Insurance Holding Corp., 7.000%, due 02/15/26	1,062,967
817,000	#,C	North Front Pass-Through Trust, 5.810%, due 12/15/24	811,145
1,083,000	S	Prudential Financial, Inc., 4.104%, due 11/15/06	1,086,983
2,493,000	#,C	Zurich Capital Trust I, 8.376%, due 06/01/37	2,726,901
			6,988,911
		Media: 0.3%
9,135	@@,#,C,L	CanWest Media, Inc., 8.000%, due 09/15/12	9,660
689,000	S	Clear Channel Communications, Inc., 3.125%, due 02/01/07	668,736
1,106,000	C	COX Communications, Inc., 6.850%, due 01/15/18	1,141,531
			1,819,927
		Oil and Gas: 1.1%
1,192,000	@@,#,C	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	1,124,911
20,000	C	Energy Partners Ltd., 8.750%, due 08/01/10	21,500
1,166,000	@@,C	Husky Energy, Inc., 6.150%, due 06/15/19	1,217,519
512,000	@@,C	Nexen Inc, 5.875%, due 03/10/35	491,397
2,271,000	#	Pemex Project Funding Master Trust, 4.310%, due 06/15/10	2,322,097
806,000	#,L	Pemex Project Funding Master Trust, 9.250%, due 03/30/18	971,230
966,000	@@,#	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	961,170
			7,109,824
		Packaging and Containers: 0.2%
1,327,000	#,C	Sealed Air Corp., 5.375%, due 04/15/08	1,350,268
			1,350,268
		Pipelines: 0.3%
1,002,000	C	Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	952,263
1,025,000	C	KN Capital Trust III, 7.630%, due 04/15/28	1,183,841
20,000		Transcontinental Gas Pipe LN, 8.875%, due 07/15/12	23,550
			2,159,654
		Real Estate: 0.8%
1,622,000	C	EOP Operating LP, 7.750%, due 11/15/07	1,746,455
1,479,000	C	Liberty Property LP, 5.125%, due 03/02/15	1,432,697
234,000	C	Liberty Property LP, 6.375%, due 08/15/12	248,925
179,000	S	Liberty Property LP, 6.950%, due 12/01/06	187,124

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Real Estate (continued)
$1,412,000	C,S	Liberty Property LP, 7.750%, due 04/15/09	$1,553,958
			5,169,159
		Real Estate Investment Trusts: 0.5%
1,245,000	C	Simon Property Group LP, 4.875%, due 03/18/10	1,233,753
2,165,000	C,S	Simon Property Group LP, 6.375%, due 11/15/07	2,256,919
			3,490,672
		Retail: 0.7%
39,000		Dollar General Corp., 8.625%, due 06/15/10	44,363
1,887,000		JC Penney Co., Inc., 7.400%, due 04/01/37	1,632,255
1,744,000	C,S	May Department Stores Co., 3.950%, due 07/15/07	1,721,055
1,130,000	XX	QFA Royalties LLC, 7.300%, due 02/20/25	1,124,350
			4,522,023
		Savings and Loans: 0.2%
1,104,000	C	Great Western Financial, 8.206%, due 02/01/27	1,206,924
			1,206,924
		Telecommunications: 1.5%
2,532,000	C	AT&T Corp., 9.050%, due 11/15/11	2,889,645
1,508,000	C,L	BellSouth Corp., 4.200%, due 09/15/09	1,475,023
819,000	+,S	Sprint Capital Corp., 4.780%, due 08/17/06	824,308
1,226,000	C	Sprint Capital Corp., 8.375%, due 03/15/12	1,434,757
1,028,000	#	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	1,004,235
1,134,000	C	Verizon Global Funding Corp., 7.250%, due 12/01/10	1,259,953
1,178,000	C,L	Verizon Virginia, Inc., 4.625%, due 03/15/13	1,127,612
			10,015,533
		Transportation: 0.1%
853,000	@@,#	MISC Capital Ltd., 5.000%, due 07/01/09	855,647
			855,647
		Total Corporate Bonds/Notes (Cost $137,043,062)	135,918,947
U.S. GOVERNMENT AGENCY OBLIGATIONS: 31.1%
		Federal Home Loan Bank: 0.9%
6,380,000		3.250%, due 12/17/07	6,240,705
			6,240,705
		Federal Home Loan Mortgage Corporation: 4.8%
12,885,000	C	2.700%, due 03/16/07	12,585,218
1,015,976		2.975%, due 05/25/31	1,016,528
768,510		2.990%, due 04/25/30	769,009
336,249		3.000%, due 01/25/32	336,572
$806,053		3.160%, due 02/15/32	$809,789
1,723,952		3.460%, due 04/15/32	1,742,157
3,132,883		4.500%, due 04/01/14	3,089,926
2,346,000	C	5.875%, due 03/21/11	2,470,298
9,305,060	C	6.000%, due 01/15/29	9,608,241
12,315		7.500%, due 11/01/28	13,233
			32,440,971
		Federal Home Loan Mortgage Corporation Collateral: 4.1%
2,000,000	W	5.500%, due 04/15/19	2,040,624
17,749,000	W	5.500%, due 04/01/33	17,798,910
7,465,000		6.500%, due 04/15/34	7,747,267
			27,586,801
		Federal National Mortgage Association: 21.1%
267,452	C	2.859%, due 12/26/29	266,969
6,930,000	C,L	2.875%, due 05/19/08	6,653,444
2,438,750		2.990%, due 04/25/35	2,440,875
166,950		3.050%, due 11/25/32	166,924
2,420,995		3.100%, due 08/25/33	2,415,808
681,036		3.234%, due 04/18/28	685,085
184,468		3.300%, due 12/25/29	185,190
740,037		3.300%, due 10/25/33	744,774
665,624		3.400%, due 01/25/32	665,048
2,187,000	C	4.750%, due 12/25/42	2,188,611
4,982,999		4.855%, due 02/17/29	445,707
3,916,000	W	5.000%, due 04/01/18	3,913,553
46,975,000	W	5.000%, due 05/01/33	45,800,626
3,340,000	L	5.250%, due 08/01/12	3,390,117
5,147,980	W	5.500%, due 04/15/19	5,246,111
20,239,000	W	5.500%, due 04/01/33	20,270,613
97,800		6.000%, due 08/01/16	101,084
8,508		6.000%, due 12/01/16	8,794
297,621		6.000%, due 03/01/17	307,615
2,613,087		6.000%, due 09/01/17	2,700,964
191,205		6.000%, due 11/01/17	197,626
224,000		6.000%, due 04/01/18	231,350
5,435,722		6.000%, due 07/25/29	5,602,297
2,360,569		6.000%, due 04/25/31	2,444,287
1,573,486		6.000%, due 08/01/33	1,609,901
11,897,000		6.000%, due 04/01/34	12,160,971
59,972		6.500%, due 07/01/29	62,461
289,025		6.500%, due 08/01/29	301,018
798,362		6.500%, due 04/01/30	831,489
7,243,000		6.500%, due 04/01/31	7,516,872
2,977		6.500%, due 06/01/31	3,098
825,343		6.500%, due 07/01/31	860,545
23,511		6.500%, due 09/01/31	24,460
353,450		6.500%, due 11/01/31	367,727
214,931		6.500%, due 04/01/32	223,530
88,754		6.500%, due 07/01/32	92,305
242,706		6.500%, due 08/01/32	252,415
209,356		6.500%, due 11/01/32	217,731
339,930		6.500%, due 01/01/33	353,530
178,480		6.500%, due 02/01/33	185,358
1,033,647		6.500%, due 12/01/33	1,073,481
2,820,000	L	6.625%, due 11/15/10	3,104,637
176,371		7.000%, due 01/01/30	185,983
9,503		7.000%, due 03/01/30	10,035
408,469		7.000%, due 06/01/31	431,438
1,855,000		7.000%, due 04/15/34	1,954,706

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$1,848		7.500%, due 09/01/30	$1,978
15,523		7.500%, due 10/01/30	16,616
15,237		7.500%, due 10/01/30	16,310
9,410		7.500%, due 11/01/30	10,072
137,661		7.500%, due 02/01/32	147,435
1,032,756	C	7.500%, due 06/25/32	1,085,584
694,610		7.500%, due 12/25/41	733,181
1,351,440	C	7.500%, due 01/25/48	1,426,657
			142,334,996
		Government National Mortgage Association: 0.2%
17,752		3.375%, due 04/20/28	18,057
1,503,261		5.430%, due 06/16/31	149,976
3,183		6.500%, due 03/15/31	3,329
37,222		6.500%, due 08/15/31	38,935
80,244		6.500%, due 10/15/31	83,938
44,850		6.500%, due 11/15/31	46,914
39,982		6.500%, due 07/15/32	41,823
272,454		6.500%, due 09/15/32	285,000
89,712		7.000%, due 04/15/26	95,160
50,052		7.000%, due 05/15/32	52,934
127,787		7.500%, due 12/15/22	138,055
6,234		7.500%, due 10/15/26	6,704
54,023		7.500%, due 07/15/29	57,981
508		7.500%, due 11/15/30	545
45,193		7.500%, due 12/15/30	48,492
64,303		7.500%, due 12/15/31	68,995
120,096		7.500%, due 05/15/32	128,827
			1,265,665
		Total U.S. Government Agency Obligations (Cost $211,654,232)	209,869,138
U.S. TREASURY OBLIGATIONS: 28.2%
		United States Treasury Note: 24.0%
10,814,000	L	1.625%, due 10/31/05	10,721,497
45,822,000	S,L	3.375%, due 02/28/07	45,501,613
3,265,000	S,L	3.375%, due 02/15/08	3,217,047
48,003,000	S,L	4.000%, due 03/15/10	47,643,026
48,611,000	S,L	4.000%, due 02/15/15	46,719,740
6,961,000	S	6.000%, due 02/15/26	7,965,180
			161,768,103
		U.S. Treasury Bonds: 3.6%
5,235,000	S,L	5.375%, due 02/15/31	5,707,176
3,992,000		6.250%, due 08/15/23	4,649,279
4,739,000	C,S	10.375%, due 11/15/12	5,491,691
6,152,000	C,S	13.250%, due 05/15/14	8,262,425
			24,110,571
		U.S. Treasury STRIP: 0.6%
6,710,000	S	4.840%, due 05/15/16	3,967,797
			3,967,797
		Total U.S. Treasury Obligations (Cost $190,869,708)	189,846,471
ASSET-BACKED SECURITIES: 11.2%
		Automobile Asset-Backed Securities: 1.3%
$2,500,000	C	Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	$2,485,651
200,000		Capital One Auto Finance Trust, 3.180%, due 09/15/10	195,641
204,000		Daimler Chrysler Auto Trust, 3.490%, due 12/08/08	202,096
623,000	C	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	609,180
917,000	C	Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	901,917
1,300,000		Household Automotive Trust, 2.310%, due 04/17/08	1,289,679
1,250,000	C	Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	1,210,247
1,370,000		Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	1,348,129
200,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	195,739
			8,438,279
		Commercial Mortgage-Backed Securities: 4.9%
321,000	C	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	312,082
1,527,000	C,L	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	1,507,456
672,000	C,S	Capco America Securitization Corp., 6.260%, due 10/15/30	708,976
456,000	C	Capco America Securitization Corp., 6.460%, due 10/15/30	485,116
1,950,000	C	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	2,152,579
1,810,000	C	COMM, 3.600%, due 03/10/39	1,750,983
1,028,683	C	CS First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	993,785
1,000,000	C	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	1,061,160
688,000	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	755,185
2,832,607	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	2,788,539
691,000	C	GE Capital Commercial Mortgage Corp., 3.915%, due 11/10/38	669,846
483,000	C	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	482,544
1,700,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	1,667,907

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Commercial Mortgage-Backed Securities (continued)
$1,722,571	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	$1,695,846
2,960,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 6.244%, due 04/15/35	3,103,992
289,000	C	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	288,809
2,961,000	C	LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	3,134,226
1,703,000	C	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	1,898,814
400,000	C	Morgan Stanley Capital I, 7.020%, due 03/15/32	433,817
2,772,962	C	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	2,916,967
3,878,509	C	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	3,742,056
400,000	C	Salomon Brothers Mortgage Securities VII, 7.520%, due 12/18/09	443,448
			32,994,133
		Credit Card Asset-Backed Securities: 1.0%
560,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	559,190
530,000	C	Capital One Master Trust, 4.900%, due 03/15/10	538,264
800,000	C	Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	772,889
2,285,000	C	Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	2,331,960
44,000	C	Citibank Credit Card Issuance Trust, 6.875%, due 11/16/09	46,848
555,000	C	Citibank Credit Card Master Trust I, 5.875%, due 03/10/11	582,795
193,000	C	Discover Card Master Trust I, 5.150%, due 10/15/09	196,901
1,020,000	C	Fleet Credit Card Master Trust II, 2.400%, due 07/15/08	1,010,461
589,000	C	MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	620,046
			6,659,354
		Home Equity Asset-Backed Securities: 3.2%
769,796	C	Argent Securities, Inc., 3.170%, due 03/25/34	770,974
630,686	C	Asset Backed Funding Certificates, 3.130%, due 11/25/33	630,952
611,470	XX,C	Bayview Financial Acquisition Trust, 3.350%, due 09/28/43	613,237
598,678	C	Centex Home Equity, 3.130%, due 01/25/34	599,495
78,000	C	Centex Home Equity, 4.140%, due 03/25/28	77,246
221,895	C	Equity One ABS, Inc., 2.976%, due 09/25/33	221,485
$2,200,708	C	GMAC Mortgage Corp. Loan Trust, 3.080%,due 12/25/20	$2,201,164
4,851,000	C	GSAA Trust, 5.242%, due 05/25/35	4,838,796
396,423	C	Merrill Lynch Mortgage Investors, Inc., 3.210%, due 07/25/34	398,445
2,866,192	C	New Century Home Equity Loan Trust, 3.100%, due 04/25/34	2,868,802
365,014	C	New Century Home Equity Loan Trust, 3.130%, due 07/25/30	365,355
312,741	C	New Century Home Equity Loan Trust, 3.140%, due 06/20/31	313,314
638,000	XX,C	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	633,598
148,668	C	Residential Asset Mortgage Products, Inc., 3.160%, due 06/25/33	148,991
1,578,641	C	Residential Asset Securities Corp., 2.980%, due 01/25/35	1,580,100
345,707	C	Residential Asset Securities Corp., 3.080%, due 09/25/31	346,154
501,905	C	Residential Asset Securities Corp., 3.150%, due 06/25/32	503,538
487,722	C	Residential Asset Securities Corp., 3.160%, due 12/25/33	488,858
762,000	C	Residential Funding Mortgage Securities II, 3.450%, due 01/25/16	760,792
90,000	C,XX	Residential Funding Mortgage Securities II, 4.160%, due 11/25/17	88,650
2,300,000	C	Saxon Asset Securities Trust, 3.960%, due 06/25/33	2,297,927
984,000	C	Wells Fargo Home Equity Trust, 3.970%, due 09/25/24	969,453
			21,717,326
		Other Asset-Backed Securities: 0.8%
404,431	C	Ameriquest Mortgage Securities, Inc., 3.150%, due 02/25/34	404,877
107,923	C,XX	Amortizing Residential Collateral Trust, 3.350%, due 05/25/32	107,957
25,000	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	24,760
1,541,846	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 3.150%, due 07/25/33	1,545,778
15,000	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	14,882
1,999,332	C	First Horizon Asset Back Trust, 3.140%, due 10/25/34	2,007,014
524,000	C	Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	517,763

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$524,000	C	Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	$516,504
355,000	C	Residential Asset Mortgage Products, Inc., 2.140%, due 02/25/30	352,025
			5,491,560
		Total Asset-Backed Securities (Cost $76,381,146)	75,300,652
COLLATERALIZED MORTGAGE OBLIGATIONS: 19.3%
		Whole Loan Collateral PAC: 0.7%
148,613	C	Countrywide Alternative Loan Trust, 3.250%, due 02/25/33	148,761
501,801	C	GSR Mortgage Loan Trust, 3.250%, due 10/25/32	501,992
1,017,412	C	MASTR Alternative Loans Trust, 3.250%, due 11/25/33	1,018,404
1,471,485	C	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	1,532,289
904,866	C	Residential Funding Mtg Sec I, 3.250%, due 11/25/17	907,416
929,052	C	Washington Mutual, 3.250%, due 03/25/34	930,747
			5,039,609
		Whole Loan Collaterallized Mortgage Obligations: 18.4%
608,630	C	ABN Amro Mortgage Corp., 3.350%, due 03/25/18	609,292
3,828,358	C	Banc of America Funding Corp., 5.750%, due 09/20/34	3,843,626
1,774,197	C	Bank of America Alternative Loan Trust, 3.300%, due 12/25/33	1,775,498
550,601	C	Bank of America Mortgage Securities, 3.300%, due 12/25/33	551,573
2,136,089	C	Bank of America Mortgage Securities, 5.000%, due 12/25/18	2,120,068
1,420,788	C	Bank of America Mortgage Securities, 5.250%, due 11/25/19	1,426,528
2,617,357	C	Bear Stearns Alt-A Trust, 3.170%, due 07/25/34	2,619,584
464,448	C	Citicorp Mortgage Securities, Inc., 3.300%, due 03/25/33	465,523
506,057	C	Citicorp Mortgage Securities, Inc., 3.350%, due 10/25/33	504,475
4,591,702	C	Citigroup Mortgage Loan Trust Inc, 2.970%, due 12/25/34	4,592,722
2,084,942	C	Countrywide Alternative Loan Trust, 3.150%, due 02/25/35	2,088,517
2,735,049		Countrywide Alternative Loan Trust, 3.200%, due 09/25/34	2,731,532
281,728	C	Countrywide Alternative Loan Trust, 3.250%, due 07/25/18	282,364
$1,622,917	C	Countrywide Alternative Loan Trust, 3.400%, due 04/25/33	$1,626,667
2,023,854	C	Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	2,008,675
1,098,464	C	Countrywide Alternative Loan Trust, 5.000%, due 08/25/19	1,095,517
4,253,568	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	4,316,157
4,383,320	C,XX	Countrywide Home Loan Mortgage Pass Through Trust, 3.120%, due 03/25/35	4,387,430
849,973	C	Countrywide Home Loan Mortgage Pass Through Trust, 3.350%, due 04/25/18	852,204
2,162,721	C	Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	2,149,907
5,150,000	C	CS First Boston Mortgage Securities Corp., 4.116%, due 10/25/33	5,099,765
1,722,997	C	First Horizon Alternative Mortgage Securities, 4.831%, due 06/25/34	1,699,369
513,466	C	First Horizon Alternative Mortgage Securities, 5.355%, due 09/25/34	516,016
4,878,449	C,XX	GMAC Mortgage Corp. Loan Trust, 5.273%, due 03/18/35	4,851,008
1,104,399	#,C	GSMPS Mortgage Loan Trust, 3.200%, due 01/25/35	1,108,672
534,875	C	GSR Mortgage Loan Trust, 4.500%, due 08/25/19	536,383
2,576,398	C,XX	Harborview Mortgage Loan Trust, 3.200%, due 01/19/35	2,580,424
1,904,610	C	Homebanc Mortgage Trust, 3.280%, due 08/25/29	1,913,758
3,554,858	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	3,608,975
3,783,011	C	MASTR Alternative Loans Trust, 6.000%, due 09/25/34	3,842,121
706,503	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	721,423
419,854	C	MASTR Asset Securitization Trust, 3.300%, due 11/25/33	421,300
5,197,679	C	MLCC Mortgage Investors, Inc., 3.080%, due 04/25/29	5,162,787
3,206,918	C	MLCC Mortgage Investors, Inc., 3.170%, due 10/25/28	3,208,617
1,854,626	C	MLCC Mortgage Investors, Inc., 3.170%, due 01/25/29	1,856,910
2,475,043	C	MLCC Mortgage Investors, Inc., 3.210%, due 04/25/29	2,480,297
7,103,000	C,XX	Residential Accredit Loans, Inc., .000%, due 04/25/35	7,098,562
571,129	C	Residential Accredit Loans, Inc., 3.300%, due 03/25/18	572,774
1,964,738	C	Sequoia Mortgage Trust, 3.120%, due 01/20/35	1,970,379
707,203	C	Sequoia Mortgage Trust, 3.160%, due 11/20/33	707,995

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Whole Loan Collaterallized Mortgage Obligations (continued)
$6,571,000	C	Structured Asset Mortgage Investments, Inc., 3.090%, due 05/19/35	$6,571,001
3,300,000	C	Structured Asset Securities Corp., 6.000%, due 03/25/34	3,367,225
1,576,240	C	Thornburg Mortgage Securities Trust, 3.200%, due 12/25/33	1,579,271
5,670,279	C	Thornburg Mortgage Securities Trust, 3.220%, due 09/25/34	5,688,842
2,735,758	C	Washington Mutual, 3.110%, due 06/25/44	2,738,961
2,734,942	C	Washington Mutual, 6.000%, due 06/25/34	2,777,676
3,341,043	C	Washington Mutual, Inc., 2.938%, due 01/25/45	3,337,860
1,856,153	C	Washington Mutual, Inc., 2.960%, due 01/25/45	1,860,354
1,260,164	C	Washington Mutual MSC Mortgage Pass-Through CTFS, 3.350%, due 01/25/18	1,264,034
633,806	C	Washington Mutual MSC Mortgage Pass-Through CTFS, 3.450%, due 03/25/33	634,854
641,191	C	Wells Fargo Mortgage Backed Securities Trust, 3.350%, due 02/25/34	641,180
1,888,081	C,XX	Wells Fargo Mortgage Backed Securities Trust, 3.989%, due 01/25/35	1,855,851
2,160,000	C	Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18	2,062,358
			124,384,861
		Whole Loan Collaterallized Support CMO: 0.2%
1,072,049	C	Bank of America Mortgage Securities, 5.500%, due 11/25/33	1,069,928
			1,069,928
		Total Collateralized Mortgage Obligations (Cost $131,046,180)	130,494,398
OTHER BONDS: 0.8%
		Sovereign: 0.8%
1,346,000	@@	Dominican Republic Intl. Bond, 9.040%, due 01/23/13	1,248,415
1,340,000	@@	Russia Government Intl. Bond, 5.000%, due 03/31/30	1,374,170
586,000	@@	Turkey Government Intl. Bond, 12.375%, due 06/15/09	707,595
458,000	@@,L	Ukraine Government Intl. Bond, 6.365%, due 08/05/09	492,213
462,000	@@,#,L	Ukraine Government Intl. Bond, 7.650%, due 06/11/13	496,650
840,678	@@,S,XX	Uruguay Government Intl. Bond, 10.500%, due 10/20/06	1,003,366
$342,000	@@	Venezuela Government Intl. Bond, 8.500%, due 10/08/14	$337,725
		Total Other Bonds (Cost $5,194,743)	5,660,134
MUNICIPAL BONDS: 0.3%
		Municipal: 0.3%
605,000	S	City of New York NY, 5.000%, due 11/01/08	638,959
605,000		City of New York NY, 5.000%, due 11/01/11	651,597
605,000	C	City of New York NY, 5.000%, due 11/01/15	648,227
		Total Municipal Bonds (Cost $1,980,865)	1,938,783

Shares			Value

PREFERRED STOCK: 0.7%
		Banks: 0.5%
284	#,XX	DG Funding Trust	3,070,750
			3,070,750
		Diversified Financial Services: 0.1%
40,975	C	National Rural Utilities Cooperative Finance Corp.	951,849
			951,849
		Electric: 0.1%
22,950	S	TECO Energy, Inc.	585,225
			585,225
		Total Preferred Stock (Cost $4,693,773)	4,607,824
WARRANTS: 0.0%
20	@	American Tower Corp.	4,490
		Total Warrants (Cost $1,502)	4,490
		Total Long-Term Investments (Cost $758,865,211)	753,640,837

Principal Amount			Value

SHORT-TERM INVESTMENTS: 32.2%
		Repurchase Agreement: 7.0%
$47,490,000	S	Morgan Stanley Repurchase Agreement dated 03/31/05, 2.850%, due 04/01/05, $47,493,760 to be received upon repurchase (Collateralized by $44,520,000 Federal National Mortgage Association, 1.750-6.625%, Market Value plus accrued interest $48,917,952, due 06/16/06-11/15/30)	47,490,000
		Total Repurchase Agreement
		(Cost $47,490,000)	47,490,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
	Securities Lending CollateralCC: 25.2%
$169,675,342	The Bank of New York Institutional Cash Reserves Fund		$169,675,342
	Total Securities Lending Collateral
	(Cost $169,675,342)		169,675,342
	Total Short-Term Investments
	(Cost $217,165,342)		217,165,342
	Total Investments in Securities (Cost $976,030,553)*	144.0%	$970,806,179
	Other Assets and Liabilities-Net	(44.0)	(296,410,651)
	Net Assets	100.0%	$674,395,528

@	Non-income producing security
@@	Foreign issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for futures, when-issued or delayed delivery securities held at March 31, 2005.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at March 31, 2005.
XX	Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.
*	Cost for federal income tax purposes is $976,846,973. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,375,345
Gross Unrealized Depreciation	(7,416,139)
Net Unrealized Depreciation	$(6,040,794)

Information concerning open futures at March 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
U.S. Long Bond	277	$30,850,875	Jun-05	$(527,252)
		$30,850,875		$(527,252)

Short Contracts
U.S. 5 Year Treasury Note	152	$16,345,178	Jun-05	$66,928
U.S. 10 Year Treasury Note	83	9,021,944	Jun-05	(47,103)
		$25,367,122		$19,825

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING NATIONAL TAX-EXEMPT BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount		Ratings(1)	Value
MUNICIPAL BONDS: 97.6%
	California: 15.6%
$330,000	California State Department of Veterans Affairs, 4.700%, due 12/01/09	AA2/AA-	$341,035
1,000,000	California State Department of Water Resources, 5.500%, due 05/01/07	A3/BBB+	1,050,610
200,000	Los Angeles County Metropolitan Transportation Authority, 6.000%, due 07/01/08	A1/A+	218,146
1,000,000	Pleasant Valley School District-Ventura County, Reference Series A, 5.850%, due 08/01/31	AAA/AAA	1,199,310
500,000	San Marcos Public Facilities Authority, 5.000%, due 08/01/21	Aaa/AAA	521,595
1,000,000	State of California, 5.000%, due 01/01/08	AAA/AAA	1,052,780
			4,383,476
	Colorado: 3.9%
1,000,000	Interlocken Metropolitan District Colorado Reference, Series A, 5.750%, due 12/15/19	NR/AA	1,083,780
			1,083,780
	Connecticut: 1.9%
520,000	Connecticut State Development Authority, 5.000%, due 10/15/23	Aaa/AAA	544,700
			544,700
	Florida: 4.8%
500,000	Florida State Board of Education, 5.750%, due 06/01/22	Aa1/AA+	551,315
750,000	Gulf Breeze, 5.050%, due 12/01/20	AAA/AAA	805,508
			1,356,823
	Illinois: 8.9%
1,000,000	Chicago Illinois Skyway Toll Bridge, 5.500%, due 01/01/31	Aaa/AAA	1,111,760
25,000	Chicago Illinois Tax Increment Redevelopment Project, Series A, 5.000%, due 11/15/10	NR/A	26,285
1,250,000	De Kalb-Ogle Etc. Counties Community College District No 523, FSA Insured, 5.750%, due 02/01/11	Aaa/NR	1,371,550
			2,509,595
	Massachusetts: 8.0%
1,000,000	Massachusetts Development Finance Agency Revenue, Boston University, Series P, 6.000%, due 05/15/59	A3/BBB+	1,172,210
$1,000,000	Massachusetts State Port Authority, 5.750%, due 07/01/29	Aa3/A+	$1,089,580
			2,261,790
	Nevada: 4.0%
1,100,000	Washoe County Gas & Water Facilities, 6.300%, due 12/01/14	Aaa/AAA	1,132,780
			1,132,780
	New Mexico: 1.9%
500,000	New Mexico Finance Authority, 5.000%, due 04/01/16	AAA/AAA	534,945
			534,945
	New York: 19.3%
890,000	Albany Industrial Development Agency, 7.750%, due 01/01/10	NR/NR	993,044
500,000	Metropolitan Transportation Authority, 5.000%, due 11/15/22	Aaa/AAA	520,540
1,000,000	New York, General Obligation, Series B, 5.000%, due 08/01/07	A2/A	1,044,890
1,000,000	New York State Dormitory Authority Revenue, Series C, 5.500%, due 07/01/15	Aaa/AAA	1,100,049
1,000,000	Tobacco Settlement Financing Authority, 5.000%, due 06/01/10	NR/AA-	1,003,830
775,000	Westchester County Industrial Development Agency, 4.750%, due 07/01/20	NR/A	771,203
			5,433,556
	North Carolina: 3.8%
710,000	City of Raleigh, 5.000%, due 02/01/24	Aa2/AA+	739,919
295,000	New Hanover County, 5.750%, due 11/01/12	Aa2/AA	332,436
			1,072,355
	Ohio: 1.1%
225,000	Euclid City School District, 5.200%, due 12/01/10	Aaa/AAA	233,233
55,000	Lakota Local School District, School Improvement, 7.000%, due 12/01/10	AAA/AAA	65,037
			298,270
	Oklahoma: 8.0%
1,000,000	Oklahoma State Industrial Authority Revenue Reference, Health System Obligation Group, Series A, 6.000%, due 08/15/19	Aaa/AAA	1,102,450

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING NATIONAL TAX-EXEMPT BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount		Ratings(1)	Value
	Oklahoma (continued)
$1,000,000	Payne County Economic Development Authority, Student Housing Revenue, Collegiate Housing Foundation, Series A, 6.375%, due 06/01/30	Baa3/NR	$1,146,880
			2,249,330
	Pennsylvania: 3.6%
1,000,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Jefferson Health System, 5.000%, due 05/15/18	A1/AA-	1,021,880
			1,021,880
	Rhode Island: 0.7%
35,000	Dunns Corner Fire District, 7.900%, due 06/01/05	NR/NR	35,303
35,000	Dunns Corner Fire District, 7.950%, due 06/01/06	NR/NR	36,948
35,000	Dunns Corner Fire District, 8.000%, due 06/01/07	NR/NR	38,426
35,000	Dunns Corner Fire District, 8.050%, due 06/01/08	NR/NR	39,717
35,000	Dunns Corner Fire District, 8.100%, due 06/01/09	NR/NR	40,971
			191,365
	Texas: 12.1%
1,000,000	Harris County Health Facilities Development Authority Revenue, Series B, 5.750%, due 07/01/27	Aa3/AAA	1,153,840
1,000,000	Laredo Independent School District, 5.500%, due 08/01/20	Aaa/AAA	1,090,000
1,050,000	San Felipe-Del Rio Consolidated Independent School District, 5.500%, due 08/15/19	Aaa/AAA	1,156,848
			3,400,688
	Total Municipal Bonds (Cost $26,318,563)		27,475,333
	Total Investments in Securities (Cost $26,318,563)*	97.6%	$27,475,333
	Other Assets and Liabilities-Net	2.4	667,848
	Net Assets	100.0%	$28,143,181

*                                         Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,319,640
Gross Unrealized Depreciation	(162,870)
Net Unrealized Appreciation	$1,156,770

(1)                                  Credit ratings are provided by Moody’s Investor’s Service, Inc. and Standards and Poor’s Rating Group (Unaudited)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING CLASSIC MONEY MARKET FUND(1)	AS OF MARCH 31, 2005

Principal Amount			Value
CERTIFICATE OF DEPOSIT: 5.7%
$8,200,000		Credit Suisse First Boston, 2.865%, due 05/31/05	$8,200,000
2,400,000		HSBC Bank, 1.555%, due 04/22/05	2,400,000
8,600,000		HSBC Bank, 2.650%, due 04/25/05	8,600,057
1,200,000		Toronto Dominion, 2.135%, due 04/18/05	1,199,586
7,000,000		Washington Mutual Bank, 2.700%, due 05/06/05	6,999,788
5,700,000		Washington Mutual Bank, 2.810%, due 05/03/05	5,699,948
		Total Certificate Of Deposit (Cost $33,099,379)	33,099,379
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.4%
4,900,000	#,XX	Blue Heron Funding Ltd., 2.880%, due 05/18/05	4,900,000
5,800,000	#,XX	CHEYNE 2004-1A, 2.791%, due 11/10/05	5,800,000
5,400,000	#,I,XX	Newcastle CDO I Ltd., 2.880%, due 10/24/05	5,400,000
5,600,000	#,XX	Putnam Structured Product CDO, 2.830%, due 05/16/05	5,600,000
4,050,000	#,XX	Whitehawk CDO Funding Ltd., 3.030%, due 09/15/05	4,050,000
		Total Collateralized Mortgage Obligations (Cost $25,750,000)	25,750,000
COMMERCIAL PAPER: 34.9%
12,800,000	@@	Alliance & Leicester PLC, 2.130%, due 04/06/05	12,795,467
11,600,000		American Express Bank FSB, 2.780%, due 03/16/06	11,600,000
5,000,000		American Express Credit Corp., 2.870%, due 10/14/05	5,002,735
13,500,000		American Honda Finance Corp., 2.650%, due 05/04/05	13,466,339
7,170,000	@@	Barclays Bank PLC, 2.650%, due 04/29/05	7,154,720
7,750,000		Concord Minutemen, 2.120%, due 04/04/05	7,748,179
11,150,000		Concord Minutemen, 2.750%, due 04/10/06	11,150,000
7,200,000		Concord Minutemen, 2.800%, due 04/12/06	7,200,000
1,910,000		Credit Suisse First Boston, 2.570%, due 04/15/05	1,907,957
1,485,000		Credit Suisse First Boston, 2.620%, due 04/18/05	1,483,058
1,700,000		Danske, 3.000%, due 06/30/05	1,687,208
1,700,000		Dexia Delaware LLC, 0.000%, due 05/16/05	1,693,731
4,500,000		Dexia Delaware LLC, 2.740%, due 05/17/05	4,483,958
5,200,000	#	Goldman Sachs Group, 2.820%, due 07/29/05	5,200,000
10,500,000	I,XX	Goldman Sachs Group, 2.860%, due 02/13/06	10,500,000
15,000,000		Greenwich Capital Holdings, 2.760%, due 10/11/05	14,999,999
$3,200,000		IXIX CP Corp., 2.930%, due 06/08/05	$3,182,108
11,107,000		Monument Gardens Funding LLC, 2.600%, due 04/25/05	11,087,007
5,950,000		Monument Gardens Funding LLC, 2.790%, due 05/23/05	5,925,635
4,500,000	XX	Monument Gardens Funding LLC, 2.950%, due 06/13/05	4,472,899
2,900,000		Rabobank USA Financial Corp., 2.690%, due 05/10/05	2,891,360
4,300,000		St. Germain Holdings, 2.630%, due 04/14/05	4,295,613
3,000,000		St. Germain Holdings, 2.710%, due 04/22/05	2,995,048
5,000,000		Three Pillars Funding Corp., 2.350%, due 04/06/05	4,998,042
7,400,000		Thunder Bay Funding, Inc., 2.520%, due 04/15/05	7,392,230
6,537,000		Thunder Bay Funding, Inc., 2.960%, due 06/16/05	6,495,875
1,225,000		UBS Finance, 0.000%, due 04/08/05	1,224,321
2,000,000		UBS Finance, 0.000%, due 05/03/05	1,994,827
1,800,000		UBS Finance, 2.690%, due 05/05/05	1,795,308
4,600,000		UBS Finance, 2.760%, due 05/06/05	4,587,326
1,460,000		UBS Finance, 2.830%, due 05/09/05	1,455,531
1,650,000		UBS Finance Delaware LLC, 2.930%, due 06/22/05	1,638,913
10,000,000	XX	Verizon Global Funding, 3.120%, due 04/13/06	10,000,000
3,500,000		Westdeutsche Landesbank, 6.750%, due 06/15/05	3,525,021
4,000,000		Westpac Capital Corp., 2.930%, due 06/10/05	3,977,017
1,000,000		Westpactrust, 2.860%, due 05/17/05	996,282
		Total Commercial Paper (Cost $203,003,714)	203,003,714
CORPORATE BONDS/NOTES: 39.5%
4,198,000		American General Finance Corp., 7.250%, due 05/15/05	4,222,051
4,600,000	#	American General Financial Corp., 2.810%, due 04/13/06	4,600,000
5,855,000	#	American Honda Finance, 2.690%, due 04/11/05	5,854,901
3,215,000	#	American Honda Finance, 2.880%, due 05/16/05	3,215,261
8,950,000		Associates Corp. NA, 3.190%, due 06/27/05	8,952,658
4,351,000		Associates Corp. NA, 6.000%, due 07/15/05	4,385,764
1,100,000		Associates Corp. NA, 6.625%, due 06/15/05	1,107,935
2,900,000		Bank of America Corp., 6.375%, due 05/15/05	2,911,632
6,600,000		Bank of America Corp., 7.875%, due 05/16/05	6,641,580

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING CLASSIC MONEY MARKET FUND(1)	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount				Value
CORPORATE BONDS/NOTES (continued)
$9,828,000		Bank One Corp., 7.625%, due 08/01/05		$9,987,125
6,400,000		Bank One NA, 2.990%, due 07/26/05		6,403,670
3,000,000	@@	Barclays Bank PLC, 2.780%, due 10/31/05		2,999,362
5,800,000		Bear Stearns Cos., Inc., 2.766%, due 04/05/06		5,800,000
5,725,000		Bear Stearns Cos., Inc., 2.860%, due 04/28/06		5,725,000
6,800,000		Bear Stearns Cos., Inc., 2.960%, due 11/28/05		6,803,513
1,000,000		Canadian Imperial Bank of Commerce, 3.070%, due 06/13/05		1,000,174
4,625,000		Caterpillar Financial Services Corp., 4.690%, due 04/25/05		4,631,168
7,020,000		Citigroup Inc., 4.125%, due 06/30/05		7,038,846
4,958,000		Citigroup Inc., 6.750%, due 12/01/05		5,075,941
12,500,000		Credit Suisse First Boston, 2.969%, due 12/08/05		12,502,584
7,050,000		Crown Point Capital Co., 2.696%, due 08/08/05		7,049,366
3,500,000		Fannie Mae, 2.989%, due 10/07/05		3,501,954
7,000,000		General Electric Capital Corp., 2.860%, due 04/07/06		7,000,000
9,300,000		General Electric Capital Corp., 2.950%, due 02/03/06		9,318,656
5,300,000	#	Goldman Sachs Group LP, 2.800%, due 04/13/06		5,300,000
10,000,000		HBOS Treasury Services PLC, 2.731%, due 01/11/06		10,000,679
4,200,000	#	HBOS Treasury Services PLC, 2.710%, due 03/31/06		4,200,000
3,350,000	#	HBOS Treasury Services PLC, 2.770%, due 07/29/05		3,350,813
7,600,000	#	HBOS Treasury Services PLC, 3.080%, due 04/24/06		7,600,000
5,200,000		HSBC Finance Corp., 3.330%, due 06/17/05		5,203,559
3,550,000		HSBC Finance Corp., 8.000%, due 05/09/05		3,568,950
2,500,000		Lehman Brothers Holdings, Inc., 3.006%, due 04/05/05		2,500,025
11,500,000	#,I	Money Market Trust Series A, 2.885%, due 04/07/06		11,500,000
2,784,000		Morgan Stanley, 7.750%, due 06/15/05		2,809,798
1,700,000		PNC Bank NA, 3.020%, due 05/18/05		1,700,532
3,500,000		Suntrust Bank, 2.560%, due 10/03/05		3,500,000
3,750,000	#	The Bank of New York Co., Inc., 2.870%, due 04/28/06		3,750,000
10,448,000		Verizon Global Funding Corp., 6.750%, due 12/01/05		10,716,478
2,500,000		Washington Mutual Bank, 2.650%, due 07/18/05		2,500,000
4,500,000		Wells Fargo & Co., 2.766%, due 03/31/06		4,500,021
$6,450,000		Wells Fargo & Co., 3.120%, due 09/29/05		$6,452,149
3,300,000		Westpac Banking Corp., 2.990%, due 04/11/06		3,300,000
		Total Corporate Bonds/Notes (Cost $229,182,145)		229,182,145
U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.3%
		Federal Home Loan Bank: 3.4%
5,000,000		1.425%, due 04/04/05		5,000,000
3,000,000		1.600%, due 05/16/05		3,000,000
11,550,000		2.500%, due 12/15/05		11,505,274
				19,505,274
		Federal National Mortgage Association: 1.9%
4,900,000		1.550%, due 05/04/05		4,900,000
2,400,000		1.610%, due 05/13/05		2,400,000
3,800,000		6.000%, due 12/15/05		3,876,895
				11,176,895
		Total U.S. Government Agency Obligations (Cost $30,682,169)		30,682,169
REPURCHASE AGREEMENT: 10.6%
61,408,000		Morgan Stanley Repurchase Agreement dated 03/31/05, 2.850%, due 04/01/05, $61,412,861 to be received upon repurchase (Collateralized by $54,885,000 Federal National Mortgage Association, 2.500-6.625%, Market Value plus accrued interest $62,756,250, due 06/15/08-11/15/30)		61,408,000
		Total Repurchase Agreement (Cost $61,408,000)		61,408,000
		Total Investments in Securities (Cost $583,125,407)*	100.4%	$583,125,407
		Other Assets and Liabilities-Net	(0.4)	(2,161,742)
		Net Assets	100.0%	$580,963,665

(1)

All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@	Foreign Issuer
I	Illiquid security
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors.

*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
GNMA Income Fund
Class A	NII	$0.4515
Class B	NII	$0.3862
Class C	NII	$0.3853
Class I	NII	$0.4780
Class M	NII	$0.4068
Class Q	NII	$0.4534

High Yield Bond Fund
Class A	NII	$0.5413
Class B	NII	$0.4748
Class C	NII	$0.4756

Intermediate Bond Fund
Class A	NII	$0.3332
Class B	NII	$0.2539
Class C	NII	$0.2546
Class I	NII	$0.3666
Class O	NII	$0.2160
Class R	NII	$0.3258
All Classes	STCG	$0.1480
All Classes	LTCG	$0.0243

National Tax-Exempt Bond Fund
Class A	NII	$0.0014
Class B	NII	$0.0010
Class C	NII	$0.0011
Class A	TEI	$0.3360
Class B	TEI	$0.2573
Class C	TEI	$0.2615
All Classes	LTCG	$0.0673

Classic Money Market Fund
Class A	NII	$0.0102
Class B	NII	$0.0057
Class C	NII	$0.0057

NII — Net investment income
TEI — Tax-exempt income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Total long-term capital gains distributions designated by the Funds are as follows:

Intermediate Bond Fund:	$1,302,980
National Tax-Exempt Bond Fund:	$178,348

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2005, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in calendar year 2004.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Trustee	January 2005 - Present	Executive Director, The Mark Twain House & Museum(2) (September 1989 - Present).	142	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 59	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	142	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 57	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	142	New Jersey Resources (September 2003 - Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 62	Trustee	January 2005 - Present	President and Chief Executive Officer International Insurance Society (June 2001 - Present). Formerly, Executive Vice, Frontier Insurance Group, Inc. (September 1998 - March 2001).	142	Assured Guaranty Ltd. (November 2003 - Present).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 67	Trustee	March 2001 - Present	Retired.	142	BestPrep (September 1991 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 58	Chairman and Trustee	February 2001 - Present	Private Investor (June 1997 - Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	142	JDA Software Group, Inc. (January 1999 - Present); Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 65	Trustee	March 2001 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	142

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Trust (November 1996 - Present); Mercy Endowment Foundation (September 1995 - Present); Asian American Bank and Trust Company (June 1992 - Present); Notre Dame Health Care Center (July 1991 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born : 59	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	142	AmeriGas Propane, Inc. (January 1998 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 69	Trustee	March 1998 - Present	Retired. Formerly Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002). Trustee First Choice Funds (February 1997 - April 2001).	142	Touchstone Consulting Group (June 1997 - Present) and Jim Henson Legacy (April 1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 58	Trustee	March 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member, ING Americas Executive Committee (2001 - Present); President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001).	189

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 65	Trustee	March 2001 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (July 1993 - September 2000); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); Director of Northern Life Insurance Company (March 1985 - April 2000); Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	142	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)          Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)          Shaun Matthews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)          Valuation and Proxy Voting Committee member.

(4)          Audit Committee member.

(5)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)          Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 56	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present February 2001 - Present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 46	Executive Vice President and Assistant Secretary Chief Financial Officer	February 2002 - Present January 2001 - April 2005

Executive Vice President, Chief Financial Officer and Treasurer, (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 54	Executive Vice President	October 2000 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 50	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Senior Vice President and Assistant Secretary	October 2000 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary (October 2001 - Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 40	Senior Vice President	November 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 37	Vice President Treasurer	October 2000 - Present March 2001 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 51	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President, ING Investments, LLC (February 1996 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC October 2001 - October 2004.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 37	Vice President	September 2003 - Present

Vice President, Financial Reporting - Fund Accounting, ING Funds Services, LLC (September 2002 - Present). Formerly, Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 46	Vice President	September 2004 - Present

Vice President ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Assistant Secretary	August 2003 - Present	Counsel, ING U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 27	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Secretary	August 2003 - Present

Chief Counsel, ING U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 31	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified. Effective April 1, 2005, Todd Modic assumed the role of Chief Financial Officer.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds
ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds
ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds
ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent
DST Systems, Inc.
330 West 9th Street
Kansas City, Missouri 64105

Custodian
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel
Dechert
1775 I Street, N.W
Washington, D.C. 20006

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRAR-UFIABCMOR	(0305-052705)

Annual Report

March 31, 2005

Classes I and Q

Fixed Income Funds

▪ ING GNMA Income Fund
▪ ING Intermediate Bond Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•    You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•    In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•      Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy
President
ING Funds
April 25, 2005

1

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2005

In our semi-annual report we described a tumultuous six months in which longer term bond yields at first soared on strong economic data and then fell back as the economy appeared to stumble, surging oil prices threatened demand and the Federal Open Market Committee (“FOMC”) started to tighten the Federal Funds rate. The tightening would take place at a “measured” pace, interpreted as 0.25% increases at every FOMC meeting for at least a year. By the end of the semi-annual period the returns on investment grade bond and global equities indices were practically zero. High yield bonds had fared better and this was evidence of a decline in risk premiums as investors sought return in a low interest rate environment.

Another aspect of this decline, the curious “curve flattening” trend, which had emerged a few months previously, dominated investment grade U.S. fixed income markets in the second six months. In the last quarter of 2004 short term interest rates drifted up as the FOMC raised the Federal Funds rate twice, while bond yields ignored this and changed little in the face of patchy economic data and continued foreign central bank purchases. Against a backdrop of tame inflation throughout, the flattening took place in October and December when the influential employment reports were weak. In November, the report was strong, but even that, plus the President’s unexpectedly emphatic victory and Federal Reserve Chairman Greenspan’s warning that foreigners might not accumulate bonds at the current pace, barely interrupted the trend. On December 15, the “spread” between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. In the new year interest rate issues became increasingly prominent in the minds of investors in all markets. Commentators continued to be confounded by the flattening of the Treasury yield curve. In early February and again in March, the FOMC raised the Federal Funds rate by the anticipated 0.25% to 2.75%, making seven increases since last June. More increases to come were signaled. Yet the yield on the ten-year Treasury continued to fall through the middle of February, with a disappointing jobs report on February 4 as catalyst. The yield spread over the 90-day Bill narrowed on February 9 to 1.51%, another new low since August of 2001. This can be explained away for a while. But the inexorable rise in short-term rates must, in an economy this strong, ultimately lead to higher long-term rates. Even Chairman Greenspan had to confess bafflement in Congressional testimony, calling the phenomenon a “conundrum”. This was however, enough to unnerve many market participants. Then in March a profit warning from General Motors, one of the world’s biggest corporate debtors, raised the very real prospect of its bonds being reduced to “junk” status. The shock was quickly intensified by inflation threats. Within a few days, the price of a barrel of oil reached a new record, the FOMC’s rate increase was accompanied by the unexpected observation that “pressures on inflation have picked up in recent months” and the Consumer Price Index rose more than expected. All of this was like a cold shower to those investors who had scorned risk in the hunt for yield. By the end of the month the yield spread had snapped higher by 0.3% from the low. For the half-year the yield on 10-year Treasury Notes rose by 0.4% to 4.5%, but the yield on 13-week Treasury Bills jumped 1.1% to 2.7%, reflecting four quarter-point increases by the FOMC. The broader Lehman Aggregate Index(1) rose just 0.47%, with the Treasury component rising by a single basis point and the Corporate section 0.89%. For the whole year the Lehman Brothers Aggregate Index returned 1.15%. High yield bonds suffered as credit spreads expanded in the final few weeks, but the Lehman Brothers High Bond Yield Index(2) still returned 2.9% for the half year and 6.8% for the year.

Investors in the U.S. equities market started the second six months distracted by rising oil prices and bad news affecting individual stocks. But then the market powered ahead, cheered by the retreat in oil prices below $50 per barrel and the clear election result, with these events perceived as business and shareholder friendly. January saw a correction, but by month end encouraging elections in Iraq and an upsurge in merger and acquisition activity had relieved the gloom somewhat. Reassuring fourth quarter corporate earnings figures followed by a better than expected employment report on March 4 propelled the Standard & Poor’s (“S&P”) 500 Index(3) to its best close the next day. But bond yields had already started to rebound, and as inflationary clouds gathered as described above, the sell off from this high to the end of the month was swift. For the six-month period the S&P 500 Index returned 6.9% and for the whole year 6.7%.

Global equities gained 10.7% in the second half of the fiscal year, according to the Morgan Stanley Capital International (“MSCI”) World Index(4) in dollars, including net reinvested dividends, and for the whole year almost the same, 10.6%. In currencies, continuing

2

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2005

concern over the US’s twin budget and trade deficits caused the dollar to fall sharply against other major currencies in the last quarter of 2004, partly reversed in 2005. For the second six months the euro gained 4.3%, the yen rose 2.7%, and the pound stood 4.3% higher. For the whole year the euro rose 5.3%, the yen fell 2.7% and the pound rose 2.4%.

(1)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government Securities, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(3)  The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI World Index is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of March 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 2.3% of net assets.

Portfolio holdings are subject to change daily.

The ING GNMA Income Fund (the “Fund”) seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (“Ginnie Mae”, “GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Fund is managed by Denis P. Jamison, CFA, ING Investment Management Co. — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

Performance: For the year ended March 31, 2005, the Fund’s Class Q shares provided a total return of 0.76% compared to 2.61% for the Lehman Brothers Mortgage-Backed Securities Index(5).

Portfolio Specifics: Mortgages were one of the best performing sectors in a generally lackluster fixed income market over the last year. The Fund has a significant allocation to multi-family mortgages, currently about one-third of total assets. Multi-family loans perform more in line with U.S. Treasury notes than single-family mortgages. Our holdings tend to track the five-year U.S. Treasury note. This sector of the market suffered a major setback as the Federal Reserve began to tighten monetary policy. The five-year note lost 2.2% for the year ended March 31. The Fund’s holdings that track the five-year note also sustained losses and dragged down performance for the year. Fortunately, our multi-family loans provided much higher income than the Treasury security, mitigating our loss.

For the year ended March 31, 2005, our emphasis was on replacing income within the single-family mortgage portfolio. We look to generate total return primarily through interest income rather than price appreciation. As older, higher coupon mortgages refinance, the portfolio’s yield suffers. Despite this trend, we were able to limit the decline in the average single family mortgage coupon to just 10 basis points. On March 31, 2005, our average coupon was 5.85% versus 5.95% a year earlier. The average coupon for the Lehman Mortgage Backed Securities Index is just 5.41%. We are able to maintain a higher coupon by purchasing mortgages with characteristics associated with more stable refinancing activity. Such characteristics include low loan size and geographic origin. The average coupon of these securities exceeds 7%.

Current Strategy and Outlook: We continue to position the Fund defensively. Mortgages priced below par are being sold and gradually replaced by securities with higher income and lower interest rate sensitivity. The goal is to offset probable future price erosion with consistent high income. We will keep some cash on hand to opportunistically add exposure in longer-dated U.S. Treasury bonds as market conditions warrant.

4

PORTFOLIO MANAGERS’ REPORT	ING GNMA INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2005

	1 Year	Since Inception of Class I January 7, 2002		Since Inception of Class Q February 26, 2001
Class I	1.05%	5.01%		—
Class Q	0.76%	—		5.20%
Lehman Brothers Mortgage-Backed Securities Index(1)	2.61%	5.01	%(2)	5.45	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the Index or Indices. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call
(800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

(1)              The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

(2)              Since inception performance for index is shown from January 1, 2002.

(3)              Since inception performance for index is shown from March 1, 2001.

5

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of March 31, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -44.0% of net assets and 25.2% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Intermediate Bond Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund is managed by James B. Kauffmann, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2005, the Fund’s Class I shares provided a total return of 1.85% compared to 1.15% for the Lehman Brothers Aggregate Bond Index(4).

Portfolio Specifics: The Fund outperformed its benchmark during the period. While the Fund initially benefited from exposure to high yield and emerging market debt, the investment team trimmed holdings as the year progressed. Credit exposure also was reduced progressively, which proved highly beneficial. We established an underweight to credit and an underweight in the automobile industry in particular. The mortgage component of the Fund actively switched from Collateralized Mortgage Obligations to traditional pass-throughs. We maintained a neutral exposure to the sector, but reduced to an underweight in March 2005 and increased the exposure to Adjustable Rate Mortgages. We went through most of the year well positioned for a flattening yield curve — that is, shorter interest rates rising more than longer — but closed the year almost completely aligned to the market.

Current Strategy and Outlook: The Fund remains short duration by a quarter of a year, and we continue to believe that the improving domestic economy, signs of increasing inflation and enduring dollar weakness point to higher rates in the near future. The Fund is now underweight home mortgages, overweight asset-backed and commercial mortgage-backed securities, and moderately underweight the five-and twenty-year portions of the yield curve. It is also underweight agencies. Stretched valuations in riskier credits warrant caution, and our allocation remains lower than the benchmark. However, intermittent squalls in the bond market may provide tactical trading opportunities in disparaged sectors and issuers.

Top Ten Industries
as of March 31, 2005
(as a percent of net assets)

U. S. Treasury Obligations	27.6%

Federal National Mortgage Association	21.1%

Whole Loan Collateralized Mortgage Obligations	19.3%

Banks	5.2%

Commercial Mortgage-Backed Securities	4.9%

Federal Home Loan Mortgage Corporation	4.8%

Federal Home Loan Mortgage Corporation Collateral	4.1%

Diversified Financial Services	3.8%

Home Equity Asset-Backed Securities	3.2%

Electric	2.6%

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING INTERMEDIATE BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2005

	1 Year	Since Inception of Class I January 8, 2002
Class I	1.85%	6.32%
Lehman Brothers Aggregate Bond Index(1)	1.15%	5.55	%(2)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the Index or Indices. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)              The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)              Since inception performance for index is shown from January 1, 2002.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 to March 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Analysis of an investment of $1,000

ING GNMA Income Fund	Total Return Without Sales Charges	Beginning Account Value October 1, 2004	Ending Account Value March 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended March 31, 2005*
Actual Fund Return
Class I	0.49%	$1,000.00	$1,004.90	0.69%	$3.45
Class Q	0.34	1,000.00	1,003.40	0.94	4.70
Hypothetical (Excluding Expenses)
Class I	5.00%	$1,000.00	$1,021.49	0.69%	$3.48
Class Q	5.00	1,000.00	1,020.24	0.94	4.73

*      Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

8

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

Expense Analysis of an investment of $1,000

ING Intermediate Bond Fund	Total Return Without Sales Charges	Beginning Account Value October 1, 2004	Ending Account Value March 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended March 31, 2005*
Actual Fund Return
Class I	0.95%	$1,000.00	$1,009.50	0.68%	$3.41
Hypothetical (Excluding Expenses)
Class I	5.00%	$1,000.00	$1,021.54	0.68%	$3.43

* Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and
Shareholders of
ING Funds Trust:

We have audited the accompanying statements of assets and liabilities of ING GNMA Income Fund and ING Intermediate Bond Fund, each a series of ING Funds Trust (collectively the “Funds”), including the portfolios of investments, as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the financial highlights for the ING GNMA Income Fund for all periods prior to January 1, 2001. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods prior to April 1, 2003, the financial highlights, except for all periods prior to January 1, 2001 for the ING GNMA Income Fund, were audited by other independent registered public accounting firms whose reports dated May 23, 2003 and December 5, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING GNMA Income Fund and ING Intermediate Bond Fund as of March 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 20, 2005

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2005

	ING GNMA Income Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at value+*	$659,366,687	$753,640,837
Repurchase agreement	—	47,490,000
Cash	645,090	12,974
Cash collateral for futures	—	330,239
Cash collateral for securities loaned	—	169,675,342
Receivables:
Investment securities sold	12,797,882	15,887,477
Fund shares sold	433,782	1,070,688
Dividends and interest	3,298,476	4,101,834
Variation margin receivable	—	190,438
Prepaid expenses	37,230	50,319
Reimbursement due from manager	—	73,186
Total assets	676,579,147	992,523,334

LIABILITIES:
Payable for investment securities purchased	573,639	146,194,337
Payable for fund shares redeemed	349,699	953,972
Payable for futures variation margin	—	104,547
Income distribution payable	—	385,128
Payable upon receipt of securities loaned	—	169,675,342
Payable to affiliates	578,953	555,306
Payable for trustee fees	19,587	2,642
Payable for transfer agent fees	113,330	151,295
Other accrued expenses and liabilities	188,146	105,237
Total liabilities	1,823,354	318,127,806
NET ASSETS	$674,755,793	$674,395,528

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$681,968,696	$678,597,205
Undistributed net investment income	1,158,018	67,477
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	(19,905,642)	1,462,645
Net unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	11,534,721	(5,731,799)
NET ASSETS	$674,755,793	$674,395,528

+ Including securities loaned at value	$—	$166,786,845
* Cost of investments in securities	$647,831,966	$758,865,211

See Accompanying Notes to Financial Statements

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2005 (CONTINUED)

	ING GNMA Income Fund	ING Intermediate Bond Fund
Class A:
Net Assets	$521,688,038	$459,849,958
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	61,219,378	44,542,826
Net asset value and redemption price per share	$8.52	$10.32
Maximum offering price per share (4.75%)(1)	$8.94	$10.83
Class B:
Net Assets	$99,130,304	$64,779,247
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	11,688,160	6,286,919
Net asset value and redemption price per share(2)	$8.48	$10.30
Maximum offering price per share	$8.48	$10.30
Class C:
Net Assets	$43,094,170	$71,648,384
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	5,074,540	6,948,606
Net asset value and redemption price per share(2)	$8.49	$10.31
Maximum offering price per share	$8.49	$10.31
Class I:
Net Assets	$10,539,490	$43,808,227
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,235,640	4,243,206
Net asset value and redemption price per share	$8.53	$10.32
Maximum offering price per share	$8.53	$10.32
Class M:
Net Assets	$200,653	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	23,508	n/a
Net asset value and redemption price per share	$8.54	n/a
Maximum offering price per share (3.25%)(3)	$8.83	n/a
Class O:
Net Assets	n/a	$33,996,848
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	3,293,031
Net asset value and redemption price per share	n/a	$10.32
Maximum offering price per share	n/a	$10.32
Class Q:
Net Assets	$103,138	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	12,085	n/a
Net asset value and redemption price per share	$8.53	n/a
Maximum offering price per share	$8.53	n/a
Class R:
Net Assets	n/a	$312,864
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	30,270
Net asset value and redemption price per share	n/a	$10.34
Maximum offering price per share	n/a	$10.34

(1)   Maximum offering price for non-money market funds is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)   Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)   Maximum offering price is computed at 100/96.75 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2005

	ING GNMA Income Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$85,927
Interest	37,922,002	22,483,226
Securities lending income	—	214,083
Total investment income	37,922,002	22,783,236
EXPENSES:
Investment management fees	3,599,485	2,747,534
Distribution and service fees:
Class A	1,371,584	1,306,403
Class B	1,113,750	653,620
Class C	521,712	693,864
Class M	1,709	—
Class O	—	46,246
Class Q	267	—
Class R	—	1,157
Transfer agent fees:
Class A	362,231	405,700
Class B	73,920	71,852
Class C	34,830	76,436
Class I	1,534	9,950
Class M	156	—
Class O	—	10,992
Class Q	18	—
Class R	—	42
Administrative service fees	722,100	558,002
Shareholder reporting expense	154,415	213,650
Registration fees	82,059	109,079
Professional fees	68,590	79,289
Custody and accounting expense	87,810	87,545
Trustee fees	34,818	16,447
Insurance expense	1,464	1,241
Miscellaneous expense	43,293	18,376
Total expenses	8,275,745	7,107,425
Net waived and reimbursed fees	—	(624,292)
Net expenses	8,275,745	6,483,133
Net investment income	29,646,257	16,300,103
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	(3,721,907)	4,434,240
Foreign currency related transactions	—	2
Futures	—	1,420,777
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(3,721,907)	5,855,019
Net change in unrealized appreciation or depreciation on:
Investments	(23,036,826)	(12,832,365)
Foreign currency related transactions	—	4
Futures	—	(436,487)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(23,036,826)	(13,268,848)
Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(26,758,733)	(7,413,829)
Increase in net assets resulting from operations	$2,887,524	$8,886,274

*Foreign taxes	$—	$3,770

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	ING GNMA Income Fund		ING Intermediate Bond Fund
	Year Ended March 31, 2005	Year Ended March 31, 2004(1)	Year Ended March 31, 2005	Year Ended March 31, 2004
FROM OPERATIONS:
Net investment income	$29,646,257	$28,917,044	$16,300,103	$9,001,504
Net realized gain (loss) on investments, foreign currency related transactions and futures	(3,721,907)	8,427,554	5,855,019	7,562,532
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(23,036,826)	(8,582,732)	(13,268,848)	2,601,836
Net increase in net assets resulting from operations	2,887,524	28,761,866	8,886,274	19,165,872

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(28,659,206)	(29,836,564)	(12,001,725)	(6,168,955)
Class B	(5,047,902)	(5,789,107)	(1,597,263)	(1,586,935)
Class C	(2,367,634)	(3,227,764)	(1,698,192)	(1,555,446)
Class I	(524,100)	(416,717)	(1,112,409)	(511,108)
Class M	(10,826)	(26,359)	—	—
Class O	—	—	(614,124)	—
Class Q	(5,596)	(7,768)	—	—
Class R	—	—	(7,162)	—
Class T	—	(101,868)	—	—
Net realized gains:
Class A	—	—	(5,402,910)	(2,667,645)
Class B	—	—	(1,055,176)	(868,923)
Class C	—	—	(1,104,030)	(885,962)
Class I	—	—	(338,522)	(179,026)
Class O	—	—	(114,108)	—
Class R	—	—	(3,136)	—
Total distributions	(36,615,264)	(39,406,147)	(25,048,757)	(14,424,000)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	123,893,040	287,964,697	277,518,838	324,797,722
Net proceeds from shares issued in merger	—	—	137,658,413	—
Dividends reinvested	30,021,590	31,631,178	18,700,295	9,795,000
	153,914,630	319,595,875	433,877,546	334,592,722
Cost of shares redeemed	(242,803,052)	(434,339,499)	(165,583,293)	(193,289,159)
Net increase (decrease) in net assets resulting from capital share transactions	(88,888,422)	(114,743,624)	268,294,253	141,303,563
Net increase (decrease) in net assets	(122,616,162)	(125,387,905)	252,131,770	146,045,435

NET ASSETS:
Beginning of year	797,371,955	922,759,860	422,263,758	276,218,323
End of year	$674,755,793	$797,371,955	$674,395,528	$422,263,758
Undistributed net investment income at end of year	$1,158,018	$3,906,376	$67,477	$11,828

(1)  Effective June 2, 2003, Class T shares converted into Class A shares within this Fund.

See Accompanying Notes to Financial Statements

14

ING GNMA INCOME FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
				January 7, 2002(1) to
	Year Ended March 31,			March 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$8.92	9.01	8.54	8.61
Income (loss) from investment operations:
Net investment income	$0.41	0.35	0.44	0.10
Net realized and unrealized gain (loss) on investments	$(0.32)	0.01	0.50	(0.10)
Total from investment operations	$0.09	0.36	0.94	0.00
Less distributions from:
Net investment income	$0.48	0.45	0.47	0.07
Total distributions	$0.48	0.45	0.47	0.07
Net asset value, end of period	$8.53	8.92	9.01	8.54
Total Return(2)%	1.05	4.21	11.18	0.04

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,539	8,760	6,946	1,615
Ratios to average net assets:
Expenses(3)%	0.68	0.71	0.78	0.88
Net investment income(3)%	4.59	3.94	5.00	5.83
Portfolio turnover rate %	40	128	75	76

	Class Q
					February 26, 2001(1) to
	Year Ended March 31,				March 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$8.92	9.01	8.54	8.63	8.51
Income (loss) from investment operations:
Net investment income	$0.39	0.32	0.44	0.39	0.04
Net realized and unrealized gain (loss) on investments	$(0.33)	0.02	0.47	(0.01)	0.08
Total from investment operations	$0.06	0.34	0.91	0.38	0.12
Less distributions from:
Net investment income	$0.45	0.43	0.44	0.47	—
Total distributions	$0.45	0.43	0.44	0.47	—
Net asset value, end of period	$8.53	8.92	9.01	8.54	8.63
Total Return(2)%	0.76	3.94	10.90	4.50	1.41

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$103	134	183	204	476
Ratios to average net assets:
Expenses(3)%	0.93	0.96	1.04	1.12	1.14
Net investment income(3)%	4.32	3.62	4.89	5.35	5.42
Portfolio turnover rate %	40	128	75	76	33

(1)       Commencement of operations.

(2)       Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)       Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

15

ING INTERMEDIATE BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
					January 8, 2002(1) to
	Year Ended March 31,				March 31,
	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.67		10.51	9.91	9.99
Income (loss) from investment operations:
Net investment income	$0.36	**	0.35	0.39	0.11
Net realized and unrealized gain (loss) on investments	$(0.17)		0.33	0.76	(0.07)
Total from investment operations	$0.19		0.68	1.15	0.04
Less distributions from:
Net investment income	$0.37		0.38	0.40	0.12
Net realized gain on investments	$0.17		0.14	0.15	—
Total distributions	$0.54		0.52	0.55	0.12
Net asset value, end of period	$10.32		10.67	10.51	9.91
Total Return(2)%	1.85		6.60	11.88	0.36

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,808		14,548	15,046	9,800
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.68		0.71	0.73	0.82
Gross expenses prior to expense reimbursement/recoupment(3)%	0.72		0.68	0.73	0.90
Net investment income after expense reimbursement/recoupment(3)(4)%	3.43		3.30	3.70	0.05
Portfolio turnover rate %	417		475	639	1,216 *

(1)       Commencement of operations.

(2)       Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)       Annualized for periods less than one year.

(4)       The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*         Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

**     Per share data calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

16

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware business trust registered as an open-end management investment company. The Trust was organized on July 30, 1998. It consists of five separately managed series. The two series included in this report are ING GNMA Income Fund (“GNMA Fund”) and ING Intermediate Bond Fund (“Intermediate Bond Fund”). (Each a “Fund” and collectively, the “Funds”.)

The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O, Class Q and Class R, except for Money Market Fund, which only offers Class A Shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments”), serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM”), to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution active in banking, insurance and asset management.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund’s custodian. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Trustees (“Board”) of the Funds. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

17

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Foreign Currency Transactions and Futures Contracts. The Intermediate Bond Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Intermediate Bond Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Intermediate Bond Fund declares and becomes ex-dividend daily and pays dividends monthly. The GNMA Fund declares and becomes ex-dividend monthly and pays dividends monthly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net

18

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.   Securities Lending. The Intermediate Bond Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.   Illiquid and Restricted Securities. The GNMA Fund may not invest in illiquid securities. The Intermediate Bond Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.  Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

L.  Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are

19

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

M.  Options Contracts. The Intermediate Bond Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.  Construction Loan Securities. The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
GNMA Fund	$—	$597,825
Intermediate Bond Fund	648,866,257	494,314,147

U.S. Government securities not included above were as follows:

	Purchases	Sales
GNMA Fund	$277,494,456	$349,262,323
Intermediate Bond Fund	2,214,361,610	2,049,298,205

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Fund — 0.60% of the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; and for Intermediate Bond Fund — 0.50% of the first $500 million, 0.45% of the next $500 million, 0.425% of the next $1 billion and 0.40% in excess of $2 billion.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), a wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the

20

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class M	Class O	Class Q	Class R
GNMA Fund	0.25%	1.00%	1.00%	0.75%	N/A	0.25%	N/A
Intermediate Bond Fund	0.35%	1.00%	1.00%	N/A	0.25%	N/A	0.50%

During the year ended March 31, 2005, the Distributor waived 0.10% of the Class A Distribution Fee for Intermediate Bond Fund.

The Distributor also receives the proceeds of initial sales charge paid by shareholders upon the purchase of Class A and Class M shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2005, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class B Shares	Class C Shares	Class M Shares
Initial Sales Charges	$66,126	N/A	N/A	—
Contingent Deferred Sales Charges	48,805	N/A	$25,443	N/A

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
GNMA Fund	$288,452	$57,488	$233,013	$578,953
Intermediate Bond Fund	277,528	56,954	220,824	555,306

At March 31, 2005, ING Life Insurance and Annuity Co., a wholly-owned indirect subsidiary of ING Groep, held 8.89%, and 21.21% of the shares outstanding of GNMA Fund and Intermediate Bond Fund, respectively. Also at March 31, 2005, ING National Trust, an indirect, wholly-owned subsidiary of ING Groep, owned 12.80% of Intermediate Bond Fund.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to written Expense Limitation Agreements, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

	Class A	Class B	Class C	Class I	Class M	Class O	Class Q	Class R
GNMA Fund	1.29%	2.04%	2.04%	1.04%	1.79%	N/A	1.29%	N/A
Intermediate Bond Fund	1.00%	1.75%	1.75%	0.75%	N/A	1.00%	N/A	1.25%

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of March 31, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	March 31,
	2006	2007	2008	Total
Intermediate Bond Fund	$—	$—	$251,036	$251,036

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Intermediate Bond Fund, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving

21

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Fund did not utilize the line of credit for the year ended March 31, 2005.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
GNMA Income Fund (Number of Shares)
Shares sold	11,936,769	25,619,769	1,139,243	3,701,108	794,628	3,267,282
Dividends reinvested	2,880,147	2,892,954	372,746	412,142	160,143	221,048
Shares redeemed	(20,045,296)	(36,101,757)	(4,519,492)	(6,217,595)	(3,286,313)	(5,888,039)
Net decrease in shares outstanding	(5,228,380)	(7,589,034)	(3,007,503)	(2,104,345)	(2,331,542)	(2,399,709)

GNMA Income Fund ($)
Shares sold	$103,248,084	$220,712,735	$9,812,626	$32,777,068	$6,841,947	$29,016,572
Dividends reinvested	24,892,865	25,548,426	3,211,230	3,633,981	1,380,904	1,940,307
Shares redeemed	(173,168,149)	(313,803,016)	(38,876,603)	(54,830,946)	(28,306,311)	(51,944,184)
Net decrease	$(45,027,200)	$(67,541,855)	$(25,852,747)	$(18,419,897)	$(20,083,460)	$(20,987,305)

	Class I Shares		Class M Shares		Class Q Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
GNMA Income Fund (Number of Shares)
Shares sold	460,536	608,292	12	3,037	—	—
Dividends reinvested	60,608	47,173	858	2,172	583	610
Shares redeemed	(267,754)	(444,235)	(12,295)	(93,627)	(3,468)	(5,994)
Net increase (decrease) in shares outstanding	253,390	211,230	(11,425)	(88,418)	(2,885)	(5,384)

GNMA Income Fund ($)
Shares sold	$3,990,291	$5,431,127	$92	$27,195	$—	$—
Dividends reinvested	524,103	416,747	7,441	19,277	5,047	5,396
Shares redeemed	(2,315,639)	(3,934,648)	(106,523)	(831,602)	(29,827)	(52,619)
Net increase (decrease)	$2,198,755	$1,913,226	$(98,990)	$(785,130)	$(24,780)	$(47,223)

	Class T Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004(1)
GNMA Income Fund (Number of Shares)
Shares sold	—	—
Dividends reinvested	—	7,490
Shares redeemed	—	(1,070,267)
Net decrease in shares outstanding	—	(1,062,777)

GNMA Income Fund ($)
Shares sold	$—	$—
Dividends reinvested	—	67,044
Shares redeemed	—	(8,942,484)
Net decrease	$—	$(8,875,440)

(1) Effective June 2, 2003, Class “T” shares converted into Class A shares within this Fund.

22

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
Intermediate Bond Fund (Number of Shares)
Shares sold	20,020,281	23,789,274	1,242,856	2,574,476	2,376,896	4,087,450
Shares issued in merger	7,782,918	—	281,573	—	178,918	—
Dividends reinvested	1,290,740	601,543	162,414	143,583	145,287	119,937
Shares redeemed	(9,777,963)	(13,118,758)	(1,730,794)	(2,250,151)	(2,438,209)	(2,567,915)
Net increase (decrease) in shares outstanding	19,315,976	11,272,059	(43,951)	467,908	262,892	1,639,472

Intermediate Bond Fund ($)
Shares sold	$208,496,288	$249,408,518	$12,918,869	$27,153,069	$24,752,573	$43,266,790
Shares issued in merger	81,024,830	—	2,925,680	—	1,860,336	—
Dividends reinvested	13,432,920	6,335,065	1,686,232	1,509,025	1,509,860	1,260,697
Shares redeemed	(101,648,431)	(136,162,176)	(17,962,624)	(23,726,034)	(25,320,455)	(27,040,140)
Net increase (decrease)	$201,305,607	$119,581,407	$(431,843)	$4,936,060	$2,802,314	$17,487,347

	Class I Shares		Class O Shares	Class R Shares
	Year Ended March 31, 2005	Year Ended March 31, 2004	August 13, 2004(1) to March 31, 2005	Year Ended March 31, 2005	Year Ended March 31, 2004
Intermediate Bond Fund (Number of Shares)
Shares sold	1,105,426	476,004	1,847,824	51,163	48
Shares issued in merger	2,462,195	—	2,517,767	—	—
Dividends reinvested	134,583	65,475	64,256	—	—
Shares redeemed	(822,774)	(609,124)	(1,136,816)	(20,940)	(1)
Net increase (decrease) in shares outstanding	2,879,430	(67,645)	3,293,031	30,223	47

Intermediate Bond Fund ($)
Shares sold	$11,537,314	$4,968,831	$19,277,116	$536,678	$514
Shares issued in merger	25,636,140	—	26,211,427	—	—
Dividends reinvested	1,401,462	690,213	669,961	—	—
Shares redeemed	(8,577,165)	(6,360,799)	(11,856,189)	(218,569)	(10)
Net increase (decrease)	$29,997,751	$(701,755)	$34,302,315	$318,109	$504

(1) Commencement of operations.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of March 31, 2005:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains (Losses)
GNMA Income Fund	$—	$4,220,649	$(4,220,649)
Intermediate Bond Fund	551,177	786,421	(1,337,598)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

23

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2005			Year Ended March 31, 2004
	Ordinary Income	Tax- Exempt Income	Long-Term Capital Gains	Ordinary Income	Tax- Exempt Income	Long-Term Capital Gains	Dividends Paid Deduction on Redemptions
GNMA Income Fund	$36,615,264	$—	$—	$39,406,147	$—	$—	$—
Intermediate Bond Fund	23,745,777	—	1,302,980	14,424,000	—	—	432,360

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2005 were:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post October Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Income Fund	$1,158,018	$—	$ —	$11,533,310	$(3,539,500)	$(4,473,153)	2006
						(1,688,098)	2007
						(2,870,184)	2008
						(527,639)	2010
						(1,009,937)	2012
						(5,795,720)	2013
						$(16,364,731)
Intermediate Bond Fund	1,515,969	—	993,569	(6,326,086)	—	$—	—

NOTE 11 — REORGANIZATIONS

On August 16, 2004, ING Intermediate Bond Fund, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of the ING Bond Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Funds are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000)	Total Net Assets of Acquiring Fund (000)	Acquired Fund Unrealized Appreciation/ Depreciation (000)	Conversion Ratio
ING Intermediate Bond Fund	ING Bond Fund	$137,658	$448,460	$1,584	1.01

The net assets of the ING Intermediate Bond Fund after the acquisition was approximately $586,118,000.

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board of Trustees, the following securities have been deemed to be illiquid. The Intermediate Bond Fund currently limits investment in illiquid securities to 15% of the Fund’s net assets, at market value, at time of purchase.

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets

Intermediate Bond Fund	Alpine III, 3.350%, due 08/16/14	434,000	8/4/04	$ 434,000	$ 434,958	0.1%
	Alpine III, 3.750%, due 08/16/14	434,000	8/4/04	434,000	434,792	0.1%
	Alpine III, 5.550%, due 08/16/14	276,000	8/4/04	276,000	276,943	0.0%
	Alpine III, 8.800%, due 08/16/14	669,000	8/4/04	669,000	671,350	0.1%
	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	256	4/16/04	43	47	0.0%
				$1,813,043	$1,818,090	0.3%

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Intermediate Bond Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty

24

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 13 — SECURITIES LENDING (continued)

default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At March 31, 2005, the Fund had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Value of Collateral
Intermediate Bond Fund	$ 166,786,845	$ 169,675,342

NOTE 14 — SUBSEQUENT EVENTS

Subsequent to March 31, 2005, the Funds declared dividends from net investment income.

	Per Share Amount	Payable Date	Record Date

GNMA Income Fund
Class A	$0.0350	April 5, 2005	March 31, 2005
Class B	$0.0296	April 5, 2005	March 31, 2005
Class C	$0.0295	April 5, 2005	March 31, 2005
Class I	$0.0370	April 5, 2005	March 31, 2005
Class M	$0.0314	April 5, 2005	March 31, 2005
Class Q	$0.0334	April 5, 2005	March 31, 2005
Class A	$0.0350	May 4, 2005	April 29, 2005
Class B	$0.0297	May 4, 2005	April 29, 2005
Class C	$0.0296	May 4, 2005	April 29, 2005
Class I	$0.0371	May 4, 2005	April 29, 2005
Class M	$0.0313	May 4, 2005	April 29, 2005
Class Q	$0.0350	May 4, 2005	April 29, 2005

Intermediate Bond Fund
Class A	$0.0298	May 2, 2005	Daily
Class B	$0.0233	May 2, 2005	Daily
Class C	$0.0234	May 2, 2005	Daily
Class I	$0.0328	May 2, 2005	Daily
Class R	$0.0287	May 2, 2005	Daily
Class O	$0.0304	May 2, 2005	Daily

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•        ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD

25

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2005 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•        Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•        ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•        In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•        ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•        ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•        The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•        ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•        ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

26

PORTFOLIO OF INVESTMENTS
ING GNMA INCOME FUND	AS OF MARCH 31, 2005

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 93.4%

		Federal Home Loan Mortgage Corporation: 0.2%
$189,521		7.000%, due 11/01/14	$199,219
876,339		7.500%, due 12/01/14-01/01/30	926,971
184,715		8.000%, due 01/01/30	198,907
			1,325,097

		Federal National Mortgage Association: 0.2%
144,290		6.500%, due 06/01/14	150,802
190,295		7.000%, due 03/01/15	200,190
278,057		7.500%, due 05/01/28	298,136
691,644		8.500%, due 08/01/11-09/01/15	740,467
			1,389,595

		Government National Mortgage Association: 93.0%
9,324,990		3.750%, due 05/20/34	9,175,897
22,387,892		5.000%, due 05/15/33-03/15/35	22,126,078
160,164,016	W	5.500%, due 04/20/29-03/15/35	161,815,079
539,171		5.650%, due 07/15/29	547,510
152,177,443		6.000%, due 07/15/28-03/20/35	156,555,519
816,212		6.250%, due 04/15/26-04/15/28	849,293
132,090		6.340%, due 02/15/29	132,936
5,745,851		6.400%, due 10/15/33-08/15/38	5,863,417
1,151,134		6.470%, due 09/15/33	1,177,162
28,732,952		6.500%, due 02/15/22-02/15/40	30,054,519
14,400,584		6.625%, due 01/15/34-01/15/40	15,005,462
1,701,718		6.650%, due 10/15/14-06/15/30	1,821,684
3,494,400		6.670%, due 01/15/40	3,685,396
6,152,660		6.687%, due 07/15/40	6,639,800
262,957		6.700%, due 12/15/14	267,930
4,277,667		6.745%, due 10/15/39	4,469,362
12,526,186		6.750%, due 06/15/13-01/15/41	13,315,904
2,826,733		6.810%, due 07/15/39	3,009,724
4,022,189		6.820%, due 05/15/27-04/15/34	4,276,447
9,748,722		6.840%, due 10/15/36	10,663,597
1,789,229		6.870%, due 03/15/39	1,920,478
3,244,465		6.875%, due 02/15/40	3,474,136
2,148,103		6.900%, due 01/15/32	2,359,110
2,845,575		6.950%, due 12/15/29	2,938,522
48,119,747		7.000%, due 07/15/22-12/15/35	50,808,516
8,898,881		7.010%, due 02/15/37	9,689,523
5,520,732		7.100%, due 11/15/39	6,005,162
8,887,211		7.125%, due 09/15/39	9,491,193
3,313,606		7.150%, due 07/15/36	3,615,789
2,067,685		7.250%, due 08/15/22-09/15/31	2,218,128
2,928,677		7.300%, due 08/15/36	3,184,043
4,072,900		7.500%, due 12/15/19-09/15/32	4,332,295
4,963,633		7.600%, due 08/15/31	5,399,647
9,379,287		7.625%, due 07/15/38	10,020,844
69,862		7.650%, due 12/15/12	72,325
422,818		7.700%, due 08/15/13	438,586
6,532,272		7.750%, due 06/15/14-12/15/35	6,981,703
1,007,761		7.800%, due 05/15/19-01/15/42	1,115,745
9,762,665		7.875%, due 09/15/29-04/15/38	10,249,051
11,112,748		8.000%, due 12/15/14-11/15/38	11,803,871
98,851		8.050%, due 07/15/19-04/15/21	107,360
1,194,247	S	8.100%, due 06/15/12-07/15/12	1,226,245
4,955,907		8.125%, due 05/15/38	5,254,941
3,921,873		8.150%, due 12/15/11-09/15/15	4,034,452
4,891,245		8.200%, due 10/15/11-05/15/13	5,001,949
2,029,558		8.250%, due 10/15/24-03/15/41	2,167,245
$6,803,932		8.500%, due 10/15/31	$7,131,001
116,067		8.750%, due 10/15/23-06/15/27	119,624
2,201,961		9.000%, due 05/15/20-12/15/34	2,312,052
1,359,729		9.250%, due 06/15/30	1,414,549
968,127		10.250%, due 08/15/29	1,031,133
			627,371,934
		Total U.S. Government Agency Obligations (Cost $618,591,781)	630,086,626

U.S. TREASURY OBLIGATIONS: 0.8%

		U.S. Treasury Bonds: 0.8%
5,000,000	S	5.375%, due 02/15/31	5,450,980
		Total U.S. Treasury Obligations (Cost $5,409,153)	5,450,980
		Total Long-Term Investments (Cost $624,000,934)	635,537,606

SHORT-TERM INVESTMENTS: 3.5%

	U.S. Treasury Bills: 3.5%
5,000,000	2.560%, due 05/26/05		4,980,189
12,000,000	2.670%, due 06/16/05		11,931,912
7,000,000	2.940%, due 08/25/05		6,916,980
	Total Short-Term Investments (Cost $23,831,032)		23,829,081

	Total Investments in Securities (Cost $647,831,966)*	97.70%	$659,366,687
	Other Assets and Liabilities-Net	2.30	15,389,106
	Net Assets	100.00%	$674,755,793

Government National Mortgage Association (“GNMA”) manages a program of Mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency.

Federal Home Loan Mortgage Corporation (“FHLMC”) purchase mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private organization.

W            When-issued or delayed delivery security.

S              Segregated securities for futures, when-issued or delayed delivery securities held at March 31, 2005.

*              Cost for federal income tax purposes is $647,833,377. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,840,233
Gross Unrealized Depreciation	(5,306,923)
Net Unrealized Appreciation	$11,533,310

See Accompanying Notes to Financial Statements

27

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005

Principal Amount			Value
CORPORATE BONDS/NOTES: 20.2%

		Airlines: 0.2%
$1,638,000	L	American Airlines, Inc., 7.324%, due 10/15/09	$1,383,442
			1,383,442

		Banks: 5.2%
910,000	@@,C,L	Australia & New Zealand Banking Group Ltd., 2.400%, due 11/29/49	807,677
1,104,000	@@,#	Banco Santander Chile, 3.310%, due 12/09/09	1,108,004
1,641,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	1,837,472
1,180,000	@@,C	Bank of Ireland, 3.260%, due 12/29/49	1,041,304
490,000	@@,C	Bank of Nova Scotia, 3.255%, due 08/31/85	416,042
1,627,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	1,772,130
984,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	1,030,573
1,240,000	@@,C,L	Den Norske Bank ASA, 3.250%, due 08/29/49	1,050,900
1,140,000	L,@@,#	First Citizens St Lucia Ltd., 5.460%, due 02/01/12	1,119,336
1,046,000	@@,#,C	HBOS Capital Funding LP, 6.071%, due 06/30/49	1,097,113
3,200,000	@@,C	HSBC Bank PLC, 2.839%, due 06/29/49	2,822,199
1,570,000	@@,C	Lloyds TSB Bank PLC, 2.960%, due 06/29/49	1,380,297
1,590,000	@@,C	Lloyds TSB Bank PLC, 3.230%, due 08/29/49	1,387,588
1,614,000	#,C	M&T Bank Corp., 3.850%, due 04/01/13	1,574,352
1,159,000	C	Mellon Capital I, 7.720%, due 12/01/26	1,245,627
1,190,000	@@,C	National Australia Bank Ltd., 2.361%, due 10/29/49	1,056,586
1,710,000	@@,C,L	National Westminster Bank PLC, 3.063%, due 11/29/49	1,469,198
641,000	C	NB Capital Trust, 7.830%, due 12/15/26	676,813
601,000	C	NB Capital Trust IV, 8.250%, due 04/15/27	667,245
1,447,000		PNC Funding Corp., 4.500%, due 03/10/10	1,433,410
1,316,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	1,324,164
780,000	@@,C	Royal Bank of Scotland Group PLC, 2.938%, due 12/29/49	697,556
690,000	@@,C	Societe Generale, 2.719%, due 11/29/49	603,695
2,050,000	@@,C,L	Standard Chartered PLC, 2.813%, due 11/29/49	1,701,621
1,780,000	@@,C	Standard Chartered PLC, 2.838%, due 12/29/49	1,477,400
1,000,000	@@	Standard Chartered PLC, 3.438%, due 07/29/49	831,927
1,197,000	C	U.S. Bancorp, 8.090%, due 11/15/26	1,286,465
$840,000	@@,C	Westpac Banking Corp., 3.530%, due 09/30/49	$723,603
1,087,000	#,C,L	Westpac Capital Trust IV, 5.256%, due 12/29/49	1,066,648
			34,706,945

		Beverages: 0.6%
1,934,000	@@,L	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	2,224,100
1,818,000	#,C,S	Miller Brewing Co., 4.250%, due 08/15/08	1,801,498
			4,025,598

		Chemicals: 0.3%
397,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	414,033
1,728,000		Union Carbide Corp., 7.750%, due 10/01/96	1,737,504
			2,151,537

		Diversified Financial Services: 3.8%
434,000	#,I	Alpine III, 3.350%, due 08/16/14	434,958
434,000	#,I	Alpine III, 3.750%, due 08/16/14	434,792
276,000	#,I	Alpine III, 5.550%, due 08/16/14	276,943
669,000	#,I	Alpine III, 8.800%, due 08/16/14	671,350
493,111	#,C,S	Arcel Finance Ltd., 5.984%, due 02/01/09	506,369
901,000	#	Arcel Finance Ltd., 6.361%, due 05/01/12	892,733
996,000	#,C	Arcel Finance Ltd., 7.048%, due 09/01/11	1,016,846
1,544,000	#	Bosphorus Financial Services Ltd., 4.830%, due 02/15/12	1,546,075
2,015,000	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	2,030,113
1,153,000	C	Citigroup Capital II, 7.750%, due 12/01/36	1,226,851
2,343,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	2,549,274
570,000	@@,C	Financiere CSFB NV, 2.688%, due 03/29/49	484,249
740,000	L	Ford Motor Credit Co., 5.700%, due 01/15/10	697,760
1,469,000		Goldman Sachs Group, Inc., 3.120%, due 03/02/10	1,470,701
1,170,000	C	JPM Capital Trust I, 7.540%, due 01/15/27	1,261,737
1,341,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	1,444,280
1,828,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	1,818,887
1,833,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	1,804,711
256	@@,I	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	47

See Accompanying Notes to Financial Statements

28

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$2,116,549	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	$2,131,354
9,500,000	#,XX	Toll Road Investors Partnership II LP, .000%, due 02/15/45	1,114,766
1,200,000	#,C	Twin Reefs Pass-Through Trust, 3.770%, due 12/10/49	1,206,970
798,000	@@,C,L	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	869,562
			25,891,328

		Electric: 2.6%
1,813,280	C	CE Generation LLC, 7.416%, due 12/15/18	1,938,929
926,000	C	Consumers Energy Co., 5.150%, due 02/15/17	893,983
1,839,000	C	Consumers Energy Co., 4.250%, due 04/15/08	1,820,671
1,471,000	C	Enterprise Capital Trust II, 4.313%, due 06/30/28	1,464,535
1,125,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	1,188,522
2,294,000	C	FirstEnergy Corp., 7.375%, due 11/15/31	2,606,508
927,000	#,C	Juniper Generation LLC, 6.790%, due 12/31/14	907,275
2,013,000	C	Pacific Gas & Electric Co., 6.050%, due 03/01/34	2,074,115
1,175,000	C,S	Potomac Edison Co., 5.000%, due 11/01/06	1,184,332
140,803	#,C,S	Power Contract Financing LLC, 5.200%, due 02/01/06	141,957
1,169,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	1,199,066
384,092		PPL Montana LLC, 8.903%, due 07/02/20	441,946
615,590	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	633,536
1,301,000	S	TXU Corp., 4.446%, due 11/16/06	1,301,545
			17,796,920

		Food: 0.6%
1,658,000	C	Safeway, Inc., 4.800%, due 07/16/07	1,659,540
2,060,000	C,S	Tyson Foods, Inc., 7.250%, due 10/01/06	2,150,171
			3,809,711

		Gas: 0.2%
1,343,000	#,C,S	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	1,408,494
			1,408,494

		Home Builders: 0.0%
54,000	C	Technical Olympic USA, Inc., 9.000%, due 07/01/10	56,430
			56,430

		Insurance: 1.0%
$1,143,000		AON Corp., 8.205%, due 01/01/27	$1,300,915
985,000		GE Global Insurance Holding Corp., 7.000%, due 02/15/26	1,062,967
817,000	#,C	North Front Pass-Through Trust, 5.810%, due 12/15/24	811,145
1,083,000	S	Prudential Financial, Inc., 4.104%, due 11/15/06	1,086,983
2,493,000	#,C	Zurich Capital Trust I, 8.376%, due 06/01/37	2,726,901
			6,988,911

		Media: 0.3%
9,135	@@,#,C,L	CanWest Media, Inc., 8.000%, due 09/15/12	9,660
689,000	S	Clear Channel Communications, Inc., 3.125%, due 02/01/07	668,736
1,106,000	C	COX Communications, Inc., 6.850%, due 01/15/18	1,141,531
			1,819,927

		Oil and Gas: 1.1%
1,192,000	@@,#,C	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	1,124,911
20,000	C	Energy Partners Ltd., 8.750%, due 08/01/10	21,500
1,166,000	@@,C	Husky Energy, Inc., 6.150%, due 06/15/19	1,217,519
512,000	@@,C	Nexen Inc, 5.875%, due 03/10/35	491,397
2,271,000	#	Pemex Project Funding Master Trust, 4.310%, due 06/15/10	2,322,097
806,000	#,L	Pemex Project Funding Master Trust, 9.250%, due 03/30/18	971,230
966,000	@@,#	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	961,170
			7,109,824

		Packaging and Containers: 0.2%
1,327,000	#,C	Sealed Air Corp., 5.375%, due 04/15/08	1,350,268
			1,350,268

		Pipelines: 0.3%
1,002,000	C	Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	952,263
1,025,000	C	KN Capital Trust III, 7.630%, due 04/15/28	1,183,841
20,000		Transcontinental Gas Pipe LN, 8.875%, due 07/15/12	23,550
			2,159,654

		Real Estate: 0.8%
1,622,000	C	EOP Operating LP, 7.750%, due 11/15/07	1,746,455
1,479,000	C	Liberty Property LP, 5.125%, due 03/02/15	1,432,697
234,000	C	Liberty Property LP, 6.375%, due 08/15/12	248,925
179,000	S	Liberty Property LP, 6.950%, due 12/01/06	187,124

See Accompanying Notes to Financial Statements

29

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Real Estate (continued)
$1,412,000	C,S	Liberty Property LP, 7.750%, due 04/15/09	$1,553,958
			5,169,159

		Real Estate Investment Trusts: 0.5%
1,245,000	C	Simon Property Group LP, 4.875%, due 03/18/10	1,233,753
2,165,000	C,S	Simon Property Group LP, 6.375%, due 11/15/07	2,256,919
			3,490,672

		Retail: 0.7%
39,000		Dollar General Corp., 8.625%, due 06/15/10	44,363
1,887,000		JC Penney Co., Inc., 7.400%, due 04/01/37	1,632,255
1,744,000	C,S	May Department Stores Co., 3.950%, due 07/15/07	1,721,055
1,130,000	XX	QFA Royalties LLC, 7.300%, due 02/20/25	1,124,350
			4,522,023

		Savings and Loans: 0.2%
1,104,000	C	Great Western Financial, 8.206%, due 02/01/27	1,206,924
			1,206,924

		Telecommunications: 1.5%
2,532,000	C	AT&T Corp., 9.050%, due 11/15/11	2,889,645
1,508,000	C,L	BellSouth Corp., 4.200%, due 09/15/09	1,475,023
819,000	+,S	Sprint Capital Corp., 4.780%, due 08/17/06	824,308
1,226,000	C	Sprint Capital Corp., 8.375%, due 03/15/12	1,434,757
1,028,000	#	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	1,004,235
1,134,000	C	Verizon Global Funding Corp., 7.250%, due 12/01/10	1,259,953
1,178,000	C,L	Verizon Virginia, Inc., 4.625%, due 03/15/13	1,127,612
			10,015,533

		Transportation: 0.1%
853,000	@@,#	MISC Capital Ltd., 5.000%, due 07/01/09	855,647
			855,647
		Total Corporate Bonds/Notes (Cost $137,043,062)	135,918,947

U.S. GOVERNMENT AGENCY OBLIGATIONS: 31.1%

		Federal Home Loan Bank: 0.9%
6,380,000		3.250%, due 12/17/07	6,240,705
			6,240,705

		Federal Home Loan Mortgage Corporation: 4.8%
12,885,000	C	2.700%, due 03/16/07	12,585,218
1,015,976		2.975%, due 05/25/31	1,016,528
768,510		2.990%, due 04/25/30	769,009
336,249		3.000%, due 01/25/32	336,572
$806,053		3.160%, due 02/15/32	$809,789
1,723,952		3.460%, due 04/15/32	1,742,157
3,132,883		4.500%, due 04/01/14	3,089,926
2,346,000	C	5.875%, due 03/21/11	2,470,298
9,305,060	C	6.000%, due 01/15/29	9,608,241
12,315		7.500%, due 11/01/28	13,233
			32,440,971

		Federal Home Loan Mortgage Corporation Collateral: 4.1%
2,000,000	W	5.500%, due 04/15/19	2,040,624
17,749,000	W	5.500%, due 04/01/33	17,798,910
7,465,000		6.500%, due 04/15/34	7,747,267
			27,586,801

		Federal National Mortgage Association: 21.1%
267,452	C	2.859%, due 12/26/29	266,969
6,930,000	C,L	2.875%, due 05/19/08	6,653,444
2,438,750		2.990%, due 04/25/35	2,440,875
166,950		3.050%, due 11/25/32	166,924
2,420,995		3.100%, due 08/25/33	2,415,808
681,036		3.234%, due 04/18/28	685,085
184,468		3.300%, due 12/25/29	185,190
740,037		3.300%, due 10/25/33	744,774
665,624		3.400%, due 01/25/32	665,048
2,187,000	C	4.750%, due 12/25/42	2,188,611
4,982,999		4.855%, due 02/17/29	445,707
3,916,000	W	5.000%, due 04/01/18	3,913,553
46,975,000	W	5.000%, due 05/01/33	45,800,626
3,340,000	L	5.250%, due 08/01/12	3,390,117
5,147,980	W	5.500%, due 04/15/19	5,246,111
20,239,000	W	5.500%, due 04/01/33	20,270,613
97,800		6.000%, due 08/01/16	101,084
8,508		6.000%, due 12/01/16	8,794
297,621		6.000%, due 03/01/17	307,615
2,613,087		6.000%, due 09/01/17	2,700,964
191,205		6.000%, due 11/01/17	197,626
224,000		6.000%, due 04/01/18	231,350
5,435,722		6.000%, due 07/25/29	5,602,297
2,360,569		6.000%, due 04/25/31	2,444,287
1,573,486		6.000%, due 08/01/33	1,609,901
11,897,000		6.000%, due 04/01/34	12,160,971
59,972		6.500%, due 07/01/29	62,461
289,025		6.500%, due 08/01/29	301,018
798,362		6.500%, due 04/01/30	831,489
7,243,000		6.500%, due 04/01/31	7,516,872
2,977		6.500%, due 06/01/31	3,098
825,343		6.500%, due 07/01/31	860,545
23,511		6.500%, due 09/01/31	24,460
353,450		6.500%, due 11/01/31	367,727
214,931		6.500%, due 04/01/32	223,530
88,754		6.500%, due 07/01/32	92,305
242,706		6.500%, due 08/01/32	252,415
209,356		6.500%, due 11/01/32	217,731
339,930		6.500%, due 01/01/33	353,530
178,480		6.500%, due 02/01/33	185,358
1,033,647		6.500%, due 12/01/33	1,073,481
2,820,000	L	6.625%, due 11/15/10	3,104,637
176,371		7.000%, due 01/01/30	185,983
9,503		7.000%, due 03/01/30	10,035
408,469		7.000%, due 06/01/31	431,438
1,855,000		7.000%, due 04/15/34	1,954,706

See Accompanying Notes to Financial Statements

30

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$1,848		7.500%, due 09/01/30	$1,978
15,523		7.500%, due 10/01/30	16,616
15,237		7.500%, due 10/01/30	16,310
9,410		7.500%, due 11/01/30	10,072
137,661		7.500%, due 02/01/32	147,435
1,032,756	C	7.500%, due 06/25/32	1,085,584
694,610		7.500%, due 12/25/41	733,181
1,351,440	C	7.500%, due 01/25/48	1,426,657
			142,334,996

		Government National Mortgage Association: 0.2%
17,752		3.375%, due 04/20/28	18,057
1,503,261		5.430%, due 06/16/31	149,976
3,183		6.500%, due 03/15/31	3,329
37,222		6.500%, due 08/15/31	38,935
80,244		6.500%, due 10/15/31	83,938
44,850		6.500%, due 11/15/31	46,914
39,982		6.500%, due 07/15/32	41,823
272,454		6.500%, due 09/15/32	285,000
89,712		7.000%, due 04/15/26	95,160
50,052		7.000%, due 05/15/32	52,934
127,787		7.500%, due 12/15/22	138,055
6,234		7.500%, due 10/15/26	6,704
54,023		7.500%, due 07/15/29	57,981
508		7.500%, due 11/15/30	545
45,193		7.500%, due 12/15/30	48,492
64,303		7.500%, due 12/15/31	68,995
120,096		7.500%, due 05/15/32	128,827
			1,265,665
		Total U.S. Government Agency Obligations (Cost $211,654,232)	209,869,138

U.S. TREASURY OBLIGATIONS: 28.2%

		United States Treasury Note: 24.0%
10,814,000	L	1.625%, due 10/31/05	10,721,497
45,822,000	S,L	3.375%, due 02/28/07	45,501,613
3,265,000	S,L	3.375%, due 02/15/08	3,217,047
48,003,000	S,L	4.000%, due 03/15/10	47,643,026
48,611,000	S,L	4.000%, due 02/15/15	46,719,740
6,961,000	S	6.000%, due 02/15/26	7,965,180
			161,768,103

		U.S. Treasury Bonds: 3.6%
5,235,000	S,L	5.375%, due 02/15/31	5,707,176
3,992,000		6.250%, due 08/15/23	4,649,279
4,739,000	C,S	10.375%, due 11/15/12	5,491,691
6,152,000	C,S	13.250%, due 05/15/14	8,262,425
			24,110,571

		U.S. Treasury STRIP: 0.6%
6,710,000	S	4.840%, due 05/15/16	3,967,797
			3,967,797
		Total U.S. Treasury Obligations (Cost $190,869,708)	189,846,471

ASSET-BACKED SECURITIES: 11.2%

		Automobile Asset-Backed Securities: 1.3%
$2,500,000	C	Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	$2,485,651
200,000		Capital One Auto Finance Trust, 3.180%, due 09/15/10	195,641
204,000		Daimler Chrysler Auto Trust, 3.490%, due 12/08/08	202,096
623,000	C	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	609,180
917,000	C	Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	901,917
1,300,000		Household Automotive Trust, 2.310%, due 04/17/08	1,289,679
1,250,000	C	Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	1,210,247
1,370,000		Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	1,348,129
200,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	195,739
			8,438,279

		Commercial Mortgage-Backed Securities: 4.9%
321,000	C	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	312,082
1,527,000	C,L	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	1,507,456
672,000	C,S	Capco America Securitization Corp., 6.260%, due 10/15/30	708,976
456,000	C	Capco America Securitization Corp., 6.460%, due 10/15/30	485,116
1,950,000	C	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	2,152,579
1,810,000	C	COMM, 3.600%, due 03/10/39	1,750,983
1,028,683	C	CS First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	993,785
1,000,000	C	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	1,061,160
688,000	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	755,185
2,832,607	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	2,788,539
691,000	C	GE Capital Commercial Mortgage Corp., 3.915%, due 11/10/38	669,846
483,000	C	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	482,544
1,700,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	1,667,907

See Accompanying Notes to Financial Statements

31

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Commercial Mortgage-Backed Securities (continued)
$1,722,571	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	$1,695,846
2,960,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 6.244%, due 04/15/35	3,103,992
289,000	C	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	288,809
2,961,000	C	LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	3,134,226
1,703,000	C	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	1,898,814
400,000	C	Morgan Stanley Capital I, 7.020%, due 03/15/32	433,817
2,772,962	C	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	2,916,967
3,878,509	C	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	3,742,056
400,000	C	Salomon Brothers Mortgage Securities VII, 7.520%, due 12/18/09	443,448
			32,994,133

		Credit Card Asset-Backed Securities: 1.0%
560,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	559,190
530,000	C	Capital One Master Trust, 4.900%, due 03/15/10	538,264
800,000	C	Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	772,889
2,285,000	C	Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	2,331,960
44,000	C	Citibank Credit Card Issuance Trust, 6.875%, due 11/16/09	46,848
555,000	C	Citibank Credit Card Master Trust I, 5.875%, due 03/10/11	582,795
193,000	C	Discover Card Master Trust I, 5.150%, due 10/15/09	196,901
1,020,000	C	Fleet Credit Card Master Trust II, 2.400%, due 07/15/08	1,010,461
589,000	C	MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	620,046
			6,659,354

		Home Equity Asset-Backed Securities: 3.2%
769,796	C	Argent Securities, Inc., 3.170%, due 03/25/34	770,974
630,686	C	Asset Backed Funding Certificates, 3.130%, due 11/25/33	630,952
611,470	XX,C	Bayview Financial Acquisition Trust, 3.350%, due 09/28/43	613,237
598,678	C	Centex Home Equity, 3.130%, due 01/25/34	599,495
78,000	C	Centex Home Equity, 4.140%, due 03/25/28	77,246
221,895	C	Equity One ABS, Inc., 2.976%, due 09/25/33	221,485
$2,200,708	C	GMAC Mortgage Corp. Loan Trust, 3.080%,due 12/25/20	$2,201,164
4,851,000	C	GSAA Trust, 5.242%, due 05/25/35	4,838,796
396,423	C	Merrill Lynch Mortgage Investors, Inc., 3.210%, due 07/25/34	398,445
2,866,192	C	New Century Home Equity Loan Trust, 3.100%, due 04/25/34	2,868,802
365,014	C	New Century Home Equity Loan Trust, 3.130%, due 07/25/30	365,355
312,741	C	New Century Home Equity Loan Trust, 3.140%, due 06/20/31	313,314
638,000	XX,C	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	633,598
148,668	C	Residential Asset Mortgage Products, Inc., 3.160%, due 06/25/33	148,991
1,578,641	C	Residential Asset Securities Corp., 2.980%, due 01/25/35	1,580,100
345,707	C	Residential Asset Securities Corp., 3.080%, due 09/25/31	346,154
501,905	C	Residential Asset Securities Corp., 3.150%, due 06/25/32	503,538
487,722	C	Residential Asset Securities Corp., 3.160%, due 12/25/33	488,858
762,000	C	Residential Funding Mortgage Securities II, 3.450%, due 01/25/16	760,792
90,000	C,XX	Residential Funding Mortgage Securities II, 4.160%, due 11/25/17	88,650
2,300,000	C	Saxon Asset Securities Trust, 3.960%, due 06/25/33	2,297,927
984,000	C	Wells Fargo Home Equity Trust, 3.970%, due 09/25/24	969,453
			21,717,326

		Other Asset-Backed Securities: 0.8%
404,431	C	Ameriquest Mortgage Securities, Inc., 3.150%, due 02/25/34	404,877
107,923	C,XX	Amortizing Residential Collateral Trust, 3.350%, due 05/25/32	107,957
25,000	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	24,760
1,541,846	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 3.150%, due 07/25/33	1,545,778
15,000	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	14,882
1,999,332	C	First Horizon Asset Back Trust, 3.140%, due 10/25/34	2,007,014
524,000	C	Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	517,763

See Accompanying Notes to Financial Statements

32

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$524,000	C	Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	$516,504
355,000	C	Residential Asset Mortgage Products, Inc., 2.140%, due 02/25/30	352,025
			5,491,560
		Total Asset-Backed Securities (Cost $76,381,146)	75,300,652

COLLATERALIZED MORTGAGE OBLIGATIONS: 19.3%

		Whole Loan Collateral PAC: 0.7%
148,613	C	Countrywide Alternative Loan Trust, 3.250%, due 02/25/33	148,761
501,801	C	GSR Mortgage Loan Trust, 3.250%, due 10/25/32	501,992
1,017,412	C	MASTR Alternative Loans Trust, 3.250%, due 11/25/33	1,018,404
1,471,485	C	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	1,532,289
904,866	C	Residential Funding Mtg Sec I, 3.250%, due 11/25/17	907,416
929,052	C	Washington Mutual, 3.250%, due 03/25/34	930,747
			5,039,609

		Whole Loan Collaterallized Mortgage Obligations: 18.4%
608,630	C	ABN Amro Mortgage Corp., 3.350%, due 03/25/18	609,292
3,828,358	C	Banc of America Funding Corp., 5.750%, due 09/20/34	3,843,626
1,774,197	C	Bank of America Alternative Loan Trust, 3.300%, due 12/25/33	1,775,498
550,601	C	Bank of America Mortgage Securities, 3.300%, due 12/25/33	551,573
2,136,089	C	Bank of America Mortgage Securities, 5.000%, due 12/25/18	2,120,068
1,420,788	C	Bank of America Mortgage Securities, 5.250%, due 11/25/19	1,426,528
2,617,357	C	Bear Stearns Alt-A Trust, 3.170%, due 07/25/34	2,619,584
464,448	C	Citicorp Mortgage Securities, Inc., 3.300%, due 03/25/33	465,523
506,057	C	Citicorp Mortgage Securities, Inc., 3.350%, due 10/25/33	504,475
4,591,702	C	Citigroup Mortgage Loan Trust Inc, 2.970%, due 12/25/34	4,592,722
2,084,942	C	Countrywide Alternative Loan Trust, 3.150%, due 02/25/35	2,088,517
2,735,049		Countrywide Alternative Loan Trust, 3.200%, due 09/25/34	2,731,532
281,728	C	Countrywide Alternative Loan Trust, 3.250%, due 07/25/18	282,364
$1,622,917	C	Countrywide Alternative Loan Trust, 3.400%, due 04/25/33	$1,626,667
2,023,854	C	Countrywide Alternative Loan Trust, 5.000%, due 10/25/18	2,008,675
1,098,464	C	Countrywide Alternative Loan Trust, 5.000%, due 08/25/19	1,095,517
4,253,568	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	4,316,157
4,383,320	C,XX	Countrywide Home Loan Mortgage Pass Through Trust, 3.120%, due 03/25/35	4,387,430
849,973	C	Countrywide Home Loan Mortgage Pass Through Trust, 3.350%, due 04/25/18	852,204
2,162,721	C	Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	2,149,907
5,150,000	C	CS First Boston Mortgage Securities Corp., 4.116%, due 10/25/33	5,099,765
1,722,997	C	First Horizon Alternative Mortgage Securities, 4.831%, due 06/25/34	1,699,369
513,466	C	First Horizon Alternative Mortgage Securities, 5.355%, due 09/25/34	516,016
4,878,449	C,XX	GMAC Mortgage Corp. Loan Trust, 5.273%, due 03/18/35	4,851,008
1,104,399	#,C	GSMPS Mortgage Loan Trust, 3.200%, due 01/25/35	1,108,672
534,875	C	GSR Mortgage Loan Trust, 4.500%, due 08/25/19	536,383
2,576,398	C,XX	Harborview Mortgage Loan Trust, 3.200%, due 01/19/35	2,580,424
1,904,610	C	Homebanc Mortgage Trust, 3.280%, due 08/25/29	1,913,758
3,554,858	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	3,608,975
3,783,011	C	MASTR Alternative Loans Trust, 6.000%, due 09/25/34	3,842,121
706,503	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	721,423
419,854	C	MASTR Asset Securitization Trust, 3.300%, due 11/25/33	421,300
5,197,679	C	MLCC Mortgage Investors, Inc., 3.080%, due 04/25/29	5,162,787
3,206,918	C	MLCC Mortgage Investors, Inc., 3.170%, due 10/25/28	3,208,617
1,854,626	C	MLCC Mortgage Investors, Inc., 3.170%, due 01/25/29	1,856,910
2,475,043	C	MLCC Mortgage Investors, Inc., 3.210%, due 04/25/29	2,480,297
7,103,000	C,XX	Residential Accredit Loans, Inc., .000%, due 04/25/35	7,098,562
571,129	C	Residential Accredit Loans, Inc., 3.300%, due 03/25/18	572,774
1,964,738	C	Sequoia Mortgage Trust, 3.120%, due 01/20/35	1,970,379
707,203	C	Sequoia Mortgage Trust, 3.160%, due 11/20/33	707,995

See Accompanying Notes to Financial Statements

33

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
		Whole Loan Collaterallized Mortgage Obligations (continued)
$6,571,000	C	Structured Asset Mortgage Investments, Inc., 3.090%, due 05/19/35	$6,571,001
3,300,000	C	Structured Asset Securities Corp., 6.000%, due 03/25/34	3,367,225
1,576,240	C	Thornburg Mortgage Securities Trust, 3.200%, due 12/25/33	1,579,271
5,670,279	C	Thornburg Mortgage Securities Trust, 3.220%, due 09/25/34	5,688,842
2,735,758	C	Washington Mutual, 3.110%, due 06/25/44	2,738,961
2,734,942	C	Washington Mutual, 6.000%, due 06/25/34	2,777,676
3,341,043	C	Washington Mutual, Inc., 2.938%, due 01/25/45	3,337,860
1,856,153	C	Washington Mutual, Inc., 2.960%, due 01/25/45	1,860,354
1,260,164	C	Washington Mutual MSC Mortgage Pass-Through CTFS, 3.350%, due 01/25/18	1,264,034
633,806	C	Washington Mutual MSC Mortgage Pass-Through CTFS, 3.450%, due 03/25/33	634,854
641,191	C	Wells Fargo Mortgage Backed Securities Trust, 3.350%, due 02/25/34	641,180
1,888,081	C,XX	Wells Fargo Mortgage Backed Securities Trust, 3.989%, due 01/25/35	1,855,851
2,160,000	C	Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18	2,062,358
			124,384,861

		Whole Loan Collaterallized Support CMO: 0.2%
1,072,049	C	Bank of America Mortgage Securities, 5.500%, due 11/25/33	1,069,928
			1,069,928
		Total Collateralized Mortgage Obligations (Cost $131,046,180)	130,494,398

OTHER BONDS: 0.8%

		Sovereign: 0.8%
1,346,000	@@	Dominican Republic Intl. Bond, 9.040%, due 01/23/13	1,248,415
1,340,000	@@	Russia Government Intl. Bond, 5.000%, due 03/31/30	1,374,170
586,000	@@	Turkey Government Intl. Bond, 12.375%, due 06/15/09	707,595
458,000	@@,L	Ukraine Government Intl. Bond, 6.365%, due 08/05/09	492,213
462,000	@@,#,L	Ukraine Government Intl. Bond, 7.650%, due 06/11/13	496,650
840,678	@@,S,XX	Uruguay Government Intl. Bond, 10.500%, due 10/20/06	1,003,366
$342,000	@@	Venezuela Government Intl. Bond, 8.500%, due 10/08/14	$337,725
		Total Other Bonds (Cost $5,194,743)	5,660,134

MUNICIPAL BONDS: 0.3%

		Municipal: 0.3%
605,000	S	City of New York NY, 5.000%, due 11/01/08	638,959
605,000		City of New York NY, 5.000%, due 11/01/11	651,597
605,000	C	City of New York NY, 5.000%, due 11/01/15	648,227
		Total Municipal Bonds (Cost $1,980,865)	1,938,783

Shares			Value

PREFERRED STOCK: 0.7%

		Banks: 0.5%
284	#,XX	DG Funding Trust	3,070,750
			3,070,750

		Diversified Financial Services: 0.1%
40,975	C	National Rural Utilities Cooperative Finance Corp.	951,849
			951,849

		Electric: 0.1%
22,950	S	TECO Energy, Inc.	585,225
			585,225
		Total Preferred Stock (Cost $4,693,773)	4,607,824

WARRANTS: 0.0%
20	@	American Tower Corp.	4,490
		Total Warrants (Cost $1,502)	4,490
		Total Long-Term Investments (Cost $758,865,211)	753,640,837

Principal Amount			Value

SHORT-TERM INVESTMENTS: 32.2%

		Repurchase Agreement: 7.0%
$47,490,000	S	Morgan Stanley Repurchase Agreement dated 03/31/05, 2.850%, due 04/01/05, $47,493,760 to be received upon repurchase (Collateralized by $44,520,000 Federal National Mortgage Association, 1.750-6.625%, Market Value plus accrued interest $48,917,952, due 06/16/06-11/15/30)	47,490,000
		Total Repurchase Agreement (Cost $47,490,000)	47,490,000

See Accompanying Notes to Financial Statements

34

PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND FUND	AS OF MARCH 31, 2005 (CONTINUED)

Principal Amount			Value
	Securities Lending CollateralCC: 25.2%
$169,675,342	The Bank of New York Institutional Cash Reserves Fund		$169,675,342
	Total Securities Lending Collateral (Cost $169,675,342)		169,675,342
	Total Short-Term Investments (Cost $217,165,342)		217,165,342
	Total Investments in Securities (Cost $976,030,553)*	144.0%	$970,806,179
	Other Assets and Liabilities-Net	(44.0)	(296,410,651)
	Net Assets	100.0%	$674,395,528

@            Non-income producing security

@@        Foreign issuer

STRIP     Separate Trading of Registered Interest and Principal of Securities

+              Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#              Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C             Bond may be called prior to maturity date.

cc            Securities purchased with cash collateral for securities loaned.

W            When-issued or delayed delivery security.

S              Segregated securities for futures, when-issued or delayed delivery securities held at March 31, 2005.

I               Illiquid security

L              Loaned security, a portion or all of the security is on loan at March 31, 2005.

XX          Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.

*              Cost for federal income tax purposes is $976,846,973. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,375,345
Gross Unrealized Depreciation	(7,416,139)
Net Unrealized Depreciation	$(6,040,794)

Information concerning open futures at March 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
U.S. Long Bond	277	$30,850,875	Jun-05	$(527,252)
		$30,850,875		$(527,252)

Short Contracts
U.S. 5 Year Treasury Note	152	$16,345,178	Jun-05	$66,928
U.S. 10 Year Treasury Note	83	9,021,944	Jun-05	(47,103)
		$25,367,122		$19,825

See Accompanying Notes to Financial Statements

35

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
GNMA Income Fund
Class A	NII	$0.4515
Class B	NII	$0.3862
Class C	NII	$0.3853
Class I	NII	$0.4780
Class M	NII	$0.4068
Class Q	NII	$0.4534

Intermediate Bond Fund
Class A	NII	$0.3332
Class B	NII	$0.2539
Class C	NII	$0.2546
Class I	NII	$0.3666
Class O	NII	$0.2160
Class R	NII	$0.3258
All Classes	STCG	$0.1480
All Classes	LTCG	$0.0243

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Total long-term capital gains distributions designated by the Funds are as follows:

Intermediate Bond Fund:	$1,302,980

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2005, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in calendar year 2004.

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Trustee	January 2005 - Present	Executive Director, The Mark Twain House & Museum(2) (September 1989 - Present).	142	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 59	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	142	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 57	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	142	New Jersey Resources (September 2003 - Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 62	Trustee	January 2005 - Present	President and Chief Executive Officer International Insurance Society (June 2001 - Present). Formerly, Executive Vice, Frontier Insurance Group, Inc. (September 1998 - March 2001).	142	Assured Guaranty Ltd. (November 2003 - Present).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 67	Trustee	March 2001 - Present	Retired.	142	BestPrep (September 1991 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 58	Chairman and Trustee	February 2001 - Present	Private Investor (June 1997 - Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	142	JDA Software Group, Inc. (January 1999 - Present); Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 65	Trustee	March 2001 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	142

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Trust (November 1996 - Present); Mercy Endowment Foundation (September 1995 - Present); Asian American Bank and Trust Company (June 1992 - Present); Notre Dame Health Care Center (July 1991 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born : 59	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	142	AmeriGas Propane, Inc. (January 1998 - Present).

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 69	Trustee	March 1998 - Present	Retired. Formerly Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002). Trustee First Choice Funds (February 1997 - April 2001).	142	Touchstone Consulting Group (June 1997 - Present) and Jim Henson Legacy (April 1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 58	Trustee	March 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member, ING Americas Executive Committee (2001 - Present); President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001).	189

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 65	Trustee	March 2001 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (July 1993 - September 2000); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); Director of Northern Life Insurance Company (March 1985 - April 2000); Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	142	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)   Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)   Shaun Matthews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)   Valuation and Proxy Voting Committee member.

(4)   Audit Committee member.

(5)   Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)   Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 56	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present February 2001 - Present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 46	Executive Vice President and Assistant Secretary Chief Financial Officer	February 2002 - Present January 2001 - April 2005

Executive Vice President, Chief Financial Officer and Treasurer, (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 54	Executive Vice President	October 2000 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 50	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Senior Vice President and Assistant Secretary	October 2000 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary (October 2001 - Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 40	Senior Vice President	November 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 37	Vice President Treasurer	October 2000 - Present March 2001 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 51	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President, ING Investments, LLC (February 1996 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC October 2001 - October 2004.

39

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 37	Vice President	September 2003 - Present

Vice President, Financial Reporting - Fund Accounting, ING Funds Services, LLC (September 2002 - Present). Formerly, Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 46	Vice President	September 2004 - Present

Vice President ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Assistant Secretary	August 2003 - Present	Counsel, ING U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 27	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Secretary	August 2003 - Present

Chief Counsel, ING U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 31	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)   The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified. Effective April 1, 2005, Todd Modic assumed the role of Chief Financial Officer.

40

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds
ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds
ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds
ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*      An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent
DST Systems, Inc.
330 West 9th Street
Kansas City, Missouri 64105

Custodian
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel
Dechert
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachussetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRAR-UFIIQ	(0305-052705)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Putnam is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $68,000 for year ended March 31, 2005 and $109,500 for year ended March 31, 2004.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

                                                None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $17,230 in the year ended March 31, 2005 and $33,597 in the year ended March 31, 2004.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $4,185 for the year ended March 31, 2005. There were no other fees for the year ended March 31, 2004.

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  March 29, 2005

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $8,925 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,000 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2005  through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

International tax services (e.g., Taiwan and India)	☒		Not to exceed $5,000 per Fund during the Pre- Approval Period

(2)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $8,000 per merger during the Pre- Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation) for structured finance vehicles	☒		Not to exceed $18,000 during the Pre- Approval Period

Tax services related to CLOs and CBOs	☒		Not to exceed $15,000 per quarter

Loan Staff Services		☒	Not to exceed $15,000 during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	☒		Not to exceed $120,000 during the Pre- Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre- Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2005

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING INVESTORS TRUST (formerly, THE GCG TRUST)

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $384,560 for year ended March 31, 2005 and $525,653 for fiscal year ended March 31, 2004.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 10.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: June 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: June 2, 2005

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 2, 2005

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